As filed with the Securities and Exchange Commission on December 30, 2016

Securities Act File No. 333-____________

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

Janus Investment Fund

(Exact Name of Registrant as Specified in Charter)

151 Detroit Street

Denver, Colorado 80206-4805

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(303) 333-3863

(Area Code and Telephone Number)

Michelle Rosenberg

151 Detroit Street

Denver, Colorado 80206-4805

(Name and Address of Agent for Service)

With copies to:

Kevin T. Hardy, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, Illinois 60606	Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The titles of the securities being registered are:

Class A, C, D, I and N Shares of Janus Global Technology Fund.

No filing fee is required because an indefinite number of shares of beneficial interest with $0.01 par value, of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

For shareholders of

Henderson Global Technology Fund

, 2017

Dear Shareholder:

We wanted to inform you, as a shareholder of Henderson Global Technology Fund, that the Board of Trustees of your Fund has approved a proposal that impacts your Fund and requests your vote. The proposal involves merging your Fund into Janus Global Technology Fund.

Janus Capital Group Inc. (“Janus”) and Henderson Group plc (“Henderson”) recently entered into an Agreement and Plan of Merger pursuant to which they have agreed to effect an all-stock merger of equals strategic combination of their respective businesses. Janus Capital Group Inc. is the parent company of Janus Capital Management LLC, which is the investment adviser for Janus Global Technology Fund, a series of Janus Investment Fund. Henderson is the parent company of Henderson Global Investors (North America) Inc., which is the investment adviser for Henderson Global Technology Fund, a series of Henderson Global Funds (the “Henderson Trust”).

Janus Global Technology Fund and Henderson Global Technology Fund have similar investment objectives, investment policies and principal investment strategies. The Board of Trustees of the Henderson Trust has approved a proposal to combine the assets and operations of the Funds. Henderson believes that shareholders of Henderson Global Technology Fund may benefit by being shareholders of a fund with greater asset size that creates greater opportunity to benefit from long-term economies of scale and lower total expenses. Janus and Henderson believe that the combined fund also would benefit from being a member of a single operating platform and a larger fund family with a broader range of investment options and the opportunity to achieve greater asset growth and operational efficiencies through a larger distribution network. Further, Janus and Henderson believe that the combined fund would benefit from the absence of a substantially similar fund being marketed by the same fund complex. The Board of Trustees of the Henderson Trust has approved a proposal to combine the funds by having Henderson Global Technology Fund transfer all of its assets to the Janus Global Technology Fund in exchange for shares of beneficial interest of the Janus Global Technology Fund and the assumption by the Janus Global Technology Fund of all the liabilities of Henderson Global Technology Fund.

The proposed merger is subject to approval by the shareholders of Henderson Global Technology Fund. Upon the closing of the merger, Henderson Global Technology Fund’s shareholders will receive the same or a substantially identical class of shares of Janus Global Technology Fund that they hold in Henderson Global Technology Fund as of the merger date, except that following the merger, Henderson Global Technology Fund shareholders who currently hold shares directly with Henderson Global Technology Fund will receive Class D Shares of Janus Global Technology Fund, the share class that Janus Global Technology Fund currently offers for direct investors. The merger is conditioned on the completion of the combination of Janus Capital Group Inc. and Henderson Group plc.

The proposal will be presented to shareholders at a special meeting of shareholders to be held on April 6, 2017. The proposal is briefly summarized in the synopsis that precedes the enclosed proxy statement/prospectus. The proxy statement/prospectus includes a detailed discussion of the proposal, which you should read carefully.

The Board of Trustees of Henderson Trust believes that the proposed merger is in the best interests of Henderson Global Technology Fund and has recommended that Henderson Global Technology Fund’s shareholders vote FOR the merger.

You can vote in one of four ways:

•	By Internet through the website listed in the proxy voting instructions;
•	By telephone using the toll-free number listed in the proxy voting instructions;
•	By mail with the enclosed proxy card; or
•	In person at the special shareholder meeting on April 6, 2017.

Your vote is extremely important, so please read the enclosed proxy statement/prospectus carefully and submit your vote. If you have any questions about the proposal, please call our proxy solicitor, Computershare, at 1-866-880-8631.

Thank you for your consideration of this important proposal. We value the trust and confidence you have placed with us and look forward to continuing our relationship with you.

Sincerely,

/s/ James G. O’Brien

James G. O’Brien
President
Henderson Global Funds

HENDERSON GLOBAL FUNDS

Henderson Global Technology Fund

737 North Michigan Avenue

Suite 1700

Chicago, Illinois 60611

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Board of Trustees of Henderson Global Funds (the “Henderson Trust”) has called a Special Meeting of Shareholders of Henderson Global Technology Fund, a series of the Henderson Trust, to be held at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611, on April 6, 2017, at 9:00 a.m. Central Time (together with any adjournments or postponements thereof, the “Meeting”). At the Meeting, shareholders will be asked to vote to approve an Agreement and Plan of Reorganization (the “Plan”), which provides for the transfer of all of the assets of Henderson Global Technology Fund to Janus Global Technology Fund, a series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Global Technology Fund and the assumption by Janus Global Technology Fund of all the liabilities of Henderson Global Technology Fund, and to transact such other business, if any, as may properly come before the Meeting.

Any shareholder who owned shares of Henderson Global Technology Fund as of the close of business on January 13, 2017 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting on the Plan. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Meeting, the persons named as proxies may propose one or more postponements or adjournments to permit further solicitation of proxies. Any such postponement or adjournment will require the affirmative vote of the holders of a majority of shares of Henderson Global Technology Fund entitled to vote that are present in person or by proxy at the Meeting. If a quorum is not present, the persons named as proxies will vote the proxies, in accordance with applicable law, in favor of postponement or adjournment if they determine additional solicitation is warranted and in the interests of Henderson Global Technology Fund.

Shareholders are urged to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card, or complete, sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

The Board of Trustees of the Henderson Trust recommends that shareholders of Henderson Global Technology Fund vote FOR approval of the Plan.

By Order of the Board of Trustees,

/s/ James G. O’Brien

James G. O’Brien President Henderson Global Funds

            , 2017

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED DECEMBER 30, 2016

PROXY STATEMENT/PROSPECTUS , 2017

Relating to the acquisition of the assets of

HENDERSON GLOBAL TECHNOLOGY FUND, a series of Henderson Global Funds by and in exchange for shares of beneficial interest of

JANUS GLOBAL TECHNOLOGY FUND, a series of Janus Investment Fund

JANUS GLOBAL TECHNOLOGY FUND

151 Detroit Street

Denver, Colorado 80206-4805

1-800-525-3713 (if you hold Shares directly)

1-800-525-0020 (if you hold shares through a plan

sponsor, broker-dealer, or other intermediary)

HENDERSON GLOBAL TECHNOLOGY FUND 737 North Michigan Avenue, Suite 1700 Chicago, Illinois 60611 1-866-3HENDERSON (1-866-343-6337)

INTRODUCTION

This proxy statement/prospectus (“Proxy Statement/Prospectus”) is being furnished to shareholders of Henderson Global Technology Fund (the “Target Fund”), a series of Henderson Global Funds (the “Henderson Trust”), in connection with a special meeting of the shareholders of the Target Fund. The Henderson Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

At the special meeting, the shareholders of the Target Fund will be asked to consider a proposal to approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets of the Target Fund to Janus Global Technology Fund (the “Acquiring Fund”), a series of Janus Investment Fund (the “Janus Trust”), in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, as described more fully below. We sometimes refer to the Target Fund and the Acquiring Fund as the “Funds.” The Agreement and Plan of Reorganization for this proposed transaction is sometimes referred to herein as the “Plan,” and the transactions contemplated by the Plan are sometimes is referred to herein as the “Merger.” The shareholders will also transact such other business, if any, as may properly come before the meeting.

As a result of the proposed Merger, each shareholder of the Target Fund will receive a number of full and fractional shares of the Acquiring Fund equal in value to their holdings of the Target Fund as of the closing date of the Merger. The number of shares you will receive in the Merger will be determined by the relative net asset value (“NAV”) of the applicable share classes of the Target Fund and the Acquiring Fund. Janus Capital Management LLC (the “Janus Adviser”) is the investment adviser for the Acquiring Fund and will remain the investment adviser of the Acquiring Fund following the completion of the Merger. After the Merger is completed, the Target Fund will be liquidated. The closing of the Merger is contingent upon shareholder approval of the Plan, a form of which is attached as Appendix A to this Proxy Statement/Prospectus. The closing of the Merger is also contingent on the closing of the Agreement and Plan of Merger entered into between Janus Capital Group Inc. (“Janus”) and Henderson Group plc (“Henderson”) pursuant to which Janus and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses. Assuming shareholder approval and the satisfaction or waiver of all other closing conditions, the Merger is expected to occur on or about [                ] or as soon as practicable thereafter (the “Closing Date”).

The Special Meeting of Shareholders of the Target Fund will be held at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611, on April 6, 2017 at 9:00 a.m. Central Time (together with any adjournments or postponements thereof, the “Meeting”). The Board of Trustees of the Henderson Trust is soliciting proxies from shareholders of the Target Fund for the Meeting.

The Board of Trustees of the Henderson Trust recommends that shareholders vote FOR the Plan.

This Proxy Statement/Prospectus, Notice of Special Meeting, and the proxy card are first being mailed to shareholders of the Target Fund on or about             , 2017. Shareholders of record of the Target Fund as of the close of business on January 13, 2017 are entitled to notice of and to vote at the Target Fund’s Meeting.

This Proxy Statement/Prospectus, which you should read carefully and retain for future reference, sets forth the information that you should know about the Target Fund, the Acquiring Fund, and the proposed Merger before voting on the proposal. The Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Merger. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Shares of the Acquiring Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Incorporation by Reference

For more information about the investment objectives, strategies, restrictions, and risks of the Funds, see:

•	Acquiring Fund’s Prospectus for Class A Shares, Class C Shares, Class I Shares, Class S Shares, and Class T Shares, filed in Post-Effective Amendment No. 231 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0000950123-16-013093), dated January 28, 2016, as supplemented;

•	Acquiring Fund’s Prospectus for Class D Shares, filed in Post-Effective Amendment No. 231 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0000950123-16-013093), dated January 28, 2016, as supplemented;

•	Acquiring Fund’s Statement of Additional Information, filed in Post-Effective Amendment No. 231 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0000950123-16-013093), dated January 28, 2016, as supplemented;

•	Acquiring Fund’s Annual Report, filed on Form N-CSR (File No. 811-01897), for the fiscal year ended September 30, 2016 (Accession No. 0000277751-16-000176);

•	Target Fund’s Prospectus for Class A Shares, Class C Shares, Class I Shares and Class R6 Shares filed in Post-Effective Amendment No. 104 to Henderson Global Funds’ registration statement on Form N-1A (File Nos. 811-10399 and 333-62270) (Accession No. 0000891804-16-001920), dated November 30, 2016, as supplemented;

•	Target Fund’s Statement of Additional Information, filed in Post-Effective Amendment No. 104 to Henderson Global Funds’ registration statement on Form N-1A (File Nos. 811-10399 and 333-62270) (Accession No. 0000891804-16-001920), dated November 30, 2016, as supplemented; and

•	Target Fund’s Annual Report, filed on Form N-CSR (File No. 811-10399), for the fiscal year ended July 31, 2016 (Accession No. 0000891804-16-001782).

The above documents have been filed with the SEC and are incorporated by reference herein as appropriate. The prospectus of the applicable class of shares of each Fund and its annual report have previously been delivered to the Fund’s shareholders.

You can obtain free copies of any of the foregoing Acquiring Fund documents by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you are a direct shareholder). The reports are also available, without charge, at janus.com/info (or janus.com/reports if you are a direct shareholder), or by sending a written request to the Secretary of Janus Investment Fund at 151 Detroit Street, Denver, Colorado 80206-4805.

You can obtain free copies of any of the foregoing Target Fund documents by contacting a Henderson representative at 1-866-3HENDERSON (or 1-866-343-6337). The reports are also available, without charge, at www.henderson.com, or by sending a written request to Henderson Global Funds at P.O. Box 8391, Boston, MA 02266-8391.

A Statement of Additional Information dated             , 2017 relating to the Merger has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. You can obtain a free copy of that document by contacting your plan sponsor, broker-dealer, or financial intermediary or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you are a direct shareholder).

The shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution or the U.S. Government, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involve risk, including the possible loss of the principal amount invested.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and, in accordance therewith, files reports, proxy materials, and other information with the SEC. You may review and copy information about the Funds at the Public Reference Room of the SEC or get text-only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the SEC’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at www.sec.gov.

The following chart outlines the impacted share classes and their respective ticker symbols:

Fund/Class	Ticker

Target Fund: Henderson Global Technology Fund
Class A Shares	HFGAX
Class C Shares	HFGCX
Class I Shares	HFGIX
Class R6 Shares	HFGRX
Acquiring Fund: Janus Global Technology Fund
Class A Shares	JATAX
Class C Shares	JAGCX
Class I Shares	JATIX
Class N Shares (offered to Target Fund Class R6 Shares)	[ ]
Class D Shares (Target Fund shareholders of any class who own their shares directly will have the Acquiring Fund shares they receive in the Merger exchanged for Class D Shares following the Merger)	JNGTX

PROXY STATEMENT/PROSPECTUS,

2017

i

ADDITIONAL INFORMATION	47
Quorum and Voting	47
Share Ownership	47
Solicitation of Proxies	48
Shareholder Proposals for Subsequent Meetings	49
Other Matters to Come Before the Meeting	49
Copies of Fund Information	50

ii

Q&A / SYNOPSIS

The following synopsis provides a brief overview of the matters to be voted on at each Meeting, including information typically of concern to shareholders considering a proposed combination of mutual funds. The Proxy Statement/Prospectus contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting. This synopsis is qualified in its entirety by the remainder of this Proxy Statement/Prospectus. The description of the Merger is qualified by reference to the full text of the form of the Plan, which is attached as Appendix A to this Proxy Statement/Prospectus.

Q.	What is being proposed?

A.	Janus Capital Group, Inc. (“Janus”) and Henderson Group, plc (“Henderson”) recently entered into an Agreement and Plan of Merger pursuant to which Janus and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses (the “Parent Company Transaction”). Janus is the parent company of Janus Capital Management LLC (the “Janus Adviser”), which is the investment adviser for Janus Global Technology Fund. Henderson is the parent company of Henderson Global Investors (North America) Inc. (the “Henderson Adviser”), which is the investment adviser for Henderson Global Technology Fund.

The Funds have similar investment objectives, investment policies and principal investment strategies. The Board of Trustees of the Henderson Trust has approved a proposal to combine the assets and operations of the Funds. Henderson believes that shareholders of Henderson Global Technology Fund may benefit by being shareholders of a fund with greater asset size that creates greater opportunity to benefit from long-term economies of scale and lower total expenses. Each share class of Henderson Global Technology Fund is expected to have lower total expenses after the Merger. Janus and Henderson also believe the combined fund would benefit from being a member of a single operating platform and a larger fund family with a broader range of investment options and the opportunity to achieve greater asset growth and operational efficiencies through a larger distribution network. Further, Janus and Henderson believe that the combined fund would benefit from the absence of a substantially similar fund being marketed by the same fund complex. Each Board of Trustees has approved an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets of Henderson Global Technology Fund to Janus Global Technology Fund in exchange for shares of beneficial interest of Janus Global Technology Fund and the assumption by Janus Global Technology Fund of all the liabilities of Henderson Global Technology Fund.

The shares of Janus Global Technology Fund received by Henderson Global Technology Fund will be distributed pro rata to Henderson Global Technology Fund’s shareholders of record as of the Closing Date and Henderson Global Technology Fund will be liquidated. The Merger is designed to qualify as a tax-free reorganization, so you should generally not realize a tax gain or loss as a direct result of the Merger. The Merger is conditioned on the completion of the Parent Company Transaction.

Q.	If the Merger occurs, how will Janus Global Technology Fund be managed?

A.	If the Merger is consummated, the following will occur:
•	Henderson Global Technology Fund will merge into Janus Global Technology Fund.
•	Janus Global Technology Fund will be managed by its current investment team.
•	The investment objectives, principal investment strategies and investment risks of Janus Global Technology Fund, which are similar to the investment objectives, principal investment strategies and risks of Henderson Global Technology Fund, will not change.
•	Janus Global Technology Fund will retain its fee and expense structure.

Q.	What is the recommendation of the Board of Trustees?

A.	At a meeting held on December 9, 2016, the Board of Trustees of the Henderson Trust (the “Henderson Board of Trustees,” “Henderson Board” or “Henderson Trustees”) determined that the Merger is in the best interests of Henderson Global Technology Fund.

The Henderson Board of Trustees recommends that shareholders of Henderson Global Technology Fund vote FOR the Plan.

Q.	What did the Henderson Board of Trustees consider in determining that the Merger is in the best interests of Henderson Global Technology Fund?

A.	In assessing and approving the Plan and determining to submit the Plan to Henderson Global Technology Fund’s shareholders for approval, the Henderson Board considered a variety of factors deemed relevant in their business judgment, including, but not limited to, the following:

•	The reputation, financial strength and resources of Janus and Henderson and the combined entity following the Parent Company Transaction;
•	The substantial similarities and the differences between the investment objective, principal investment strategies, and risks of Janus Global Technology Fund and the investment objective, principal investment strategies, and risks of Henderson Global Technology Fund, including that Janus Global Technology Fund’s investment strategies and policies afford Janus Global Technology Fund with more flexibility to invest in any type of security issued by technology-related companies (i.e., equity and debt), and Henderson Global Technology Fund’s policies include a more specific component focused on smaller and less seasoned companies, including private placement and initial public offering investments;
•	The overlap of certain portfolio securities held by both Funds;
•	The portfolio managers currently managing Janus Global Technology Fund will continue to serve as the portfolio managers of Janus Global Technology Fund after the Merger;
•	Janus Global Technology Fund has outperformed Henderson Global Technology Fund on an annualized basis over each of the one-, three- and five-year periods ended September 30, 2016;
•	The advisory fee rate to be paid by Janus Global Technology Fund after the Merger is expected to be lower than the current advisory fee rate paid by Henderson Global Technology Fund;
•	The total annual expense ratio of each class of Janus Global Technology Fund after the Merger is expected to be lower than the total annual expense ratio of the applicable class of Henderson Global Technology Fund;
•	The Janus Adviser has agreed to an expense limit for Janus Global Technology Fund effective February 1, 2017 until at least February 1, 2019, although, based on current fee and expense levels, no waiver or reimbursement under the expense limit is presently expected;
•	There is not expected to be any diminution in the nature, quality and extent of services provided to Henderson Global Technology Fund’s shareholders as a result of the Parent Company Transaction or the Merger;
•	The potential conflicts of the Janus Adviser and its affiliates providing Janus Global Technology Fund with administrative, transfer agency and distribution services that currently are provided to Henderson Global Technology Fund by third-party service providers and the controls available to the Board of Trustees of the Janus Trust (the “Janus Board of Trustees,” the “Janus Board” or the “Janus Trustees”) to oversee those conflicts;
•	The potential for increased economies of scale from a significantly larger Janus Global Technology Fund and operational efficiencies within a significantly larger mutual fund complex;
•	The Merger is expected to be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code (the “Code”), and that no gain or loss is expected to be recognized by Henderson Global Technology Fund or its shareholders for federal income tax purposes as a result of the Merger;
•	The composition and qualifications of the Janus Trustees;
•	A member of the Henderson Board will join the Janus Board and participate in the oversight of Janus Global Technology Fund, and the remaining Henderson Trustees are expected to serve in an advisory capacity for a transition period following the Merger;
•	Shareholder access to additional investment options, by virtue of certain exchange rights, within Janus’ U.S. fund complex;
•	The uncertainty of the future of Henderson Global Technology Fund if the Merger is not effected, in light of the Parent Company Transaction;
•	The terms and conditions of the Plan;
•	Shareholders of Henderson Global Technology Fund will have the opportunity to vote on the proposed Merger;
•	All costs associated with Henderson Global Technology Fund’s participation in the proposed Merger will be paid by the Henderson Adviser, and not by the shareholders of Henderson Global Technology Fund;
•	The expected repositioning costs to be borne by Henderson Global Technology Fund;
•	The anticipated capital gains payment to shareholders of Henderson Global Technology Fund, a significant portion of which was expected to be distributed notwithstanding the proposed Merger;
•	No sales charge, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the proposed Merger;

•	The strong support expressed by the current senior management team at the Henderson Adviser for the Parent Company Transaction and the Merger;
•	The Merger would combine and rationalize two separate Funds with comparable investment strategies and risks within the same fund complex, which may result in portfolio management and operational efficiencies and eliminate potential investor confusion; and
•	The potential benefits of the Merger to the Janus Adviser and the combined Janus and Henderson entities following the Parent Company Transaction.

In its deliberations, the Henderson Board considered all of the information it received, including the information described above, with no single factor or piece of information identified as paramount or controlling, and each Henderson Trustee may have attributed different weights to various factors. Although the Henderson Board considered the overall implications of the Parent Company Transaction and the Merger on Henderson Global Technology Fund as a whole, the Plan was evaluated individually on its own merits.

Q.	Will I own the same number of shares of Janus Global Technology Fund as I currently own of my Henderson Global Technology Fund?

A.	No. You will receive the same or a substantially identical class of shares of the Janus Global Technology Fund with equivalent dollar value as the class of shares of the Henderson Global Technology Fund you own as of the time the Merger closes. However, the number of shares you receive will depend on the relative NAVs of the shares of Henderson Global Technology Fund and Janus Global Technology Fund as of the close of trading on the New York Stock Exchange (“NYSE”) on the closing date for the Merger. Additionally, Class R6 shareholders of Henderson Global Technology Fund will receive Class N Shares of the Janus Global Technology Fund, which have substantially identical terms as Henderson Global Technology Fund Class R6 Shares. Following the Merger, Henderson Global Technology Fund shareholders of any class who currently hold shares directly with Henderson Global Technology Fund will receive Class D Shares of Janus Global Technology Fund, the share class that Janus Global Technology Fund currently offers for direct investors.

Q.	How do the Funds’ investment objectives and principal investment strategies compare?

A.	The following summarizes the primary similarities and differences in the Funds’ investment objective and principal investment strategies.

Similarities:

Investment Objective: Both Funds seek long-term growth of capital or long-term capital appreciation.

Principal Investment Strategies:

•	Both Funds invest primarily in the equity securities of technology-related companies.

•	Both Funds invest in securities of both U.S. and foreign companies.

•	Both Funds may engage in derivative transactions, including options, futures, swaps, warrants, and forward exchange contracts, to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly.

Diversification: Each Fund is classified as “diversified” under the 1940 Act, meaning that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer.

Benchmark: Each Fund compares its performance to the S&P 500® Index and the MSCI All Country World Information Technology Index.

Differences:

Investment Personnel: Each Fund has a different investment team. Janus Global Technology Fund’s team of investment personnel will continue to manage Janus Global Technology Fund after the Merger.

Principal Investment Strategies: The primary differences are that Janus Global Technology Fund’s investment policies give it more flexibility to invest in any type of security issued by technology-related companies (i.e., equity and debt), and Henderson Global Technology Fund’s policies include a more specific component focused on smaller and less seasoned companies, including private placement and initial public offering investments. These differences will result in differences in the individual securities held by the Funds and differences in weightings of securities that overlap between the Funds.

Further information comparing the investment objectives, strategies, restrictions, and risks of the Funds is included below under “Summary” and in Appendix B to this Proxy Statement/Prospectus.

Q.	How do the fee and expense structures of the Funds compare?

A.	Each Fund pays its investment adviser a management fee and incurs expenses, including expenses related to the Fund’s operations, distribution and shareholder servicing fees (Rule 12b-1 fee), administrative services fees and out-of-pocket expenses payable pursuant to a transfer agency agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent trustees’ fees and expenses. The total expense ratio for each share class of Janus Global Technology Fund after the Merger is expected to be lower than the corresponding share class of Henderson Global Technology Fund.

Janus Global Technology Fund pays the Janus Adviser a management fee at an annual rate of 0.64% of Janus Global Technology Fund’s average daily net assets, calculated daily and paid monthly, out-of-pocket administration expenses to the Janus Adviser, transfer agency fees and/or out-of-pocket expenses to Janus Services LLC (“Janus Services”), distribution fees paid by certain share classes to Janus Distributors LLC (“Janus Distributors”), and certain other fees or out-of-pocket costs to third party intermediaries.

Henderson Global Technology Fund pays the Henderson Adviser a management fee at an annual rate of 0.90% for the first $1 billion of Henderson Global Technology Fund’s average daily net assets and 0.80% for the balance thereafter, calculated daily and paid monthly. In addition to the advisory fee, Henderson Global Technology Fund pays the expenses of its operations, including a portion of the Henderson Trust’s general administrative expenses, allocated on the basis of a fund’s relative net assets.

Janus Global Technology Fund will retain its fee and expense structure following the Merger.

Q.	Will the Merger result in higher management fees?

A.	No. The Merger will not result in higher management fees for the Henderson Global Technology Fund shareholders (as shareholders of Janus Global Technology Fund following the Merger). Janus Global Technology Fund pays a management fee at an annual rate of 0.64% of average daily net assets. Henderson Global Technology Fund pays a management fee rate that includes breakpoints as assets increase. For the fiscal year ended September 30, 2016, the management fee rate paid by Janus Global Technology Fund was 0.26% lower than the management fee rate paid by Henderson Global Technology Fund for its fiscal year ended July 31, 2016 (a rate of 0.64% of average daily net assets as opposed to 0.90% of average daily net assets).

Q.	Will the Merger result in higher total operating expenses?

A.	No. The total expense ratio of Janus Global Technology Fund after the Merger is completed is expected to be lower than the total expense ratio of Henderson Global Technology Fund. Assuming the Merger occurred as of the first day of the twelve-month period ended September 30, 2016, all classes of Henderson Global Technology Fund are expected to experience a decrease in Total Annual Fund Operating Expenses.

Effective February 1, 2017 until at least February 1, 2019, the Janus Adviser has agreed to adopt an expense limit for Janus Global Technology Fund to waive its investment advisory fee or reimburse certain other Fund expenses to the extent Janus Global Technology Fund’s total annual operating expenses exceed 0.82% (excluding distribution and shareholder servicing fees paid pursuant to a Rule 12b-1 plan, administrative services fees payable pursuant to the transfer agency agreement, brokerage commissions, interest, acquired fund fees and expenses, and extraordinary expenses). Janus Global Technology Fund’s annual operating expenses for the most recent fiscal year end were below this expense limit.

Upon the closing of the Merger, Henderson Global Technology Fund’s shareholders will receive the same or a substantially identical class of shares of Janus Global Technology Fund that they hold in Henderson Global Technology Fund as of the merger date. Class A, Class C, Class I, and Class R6 Shares of Henderson Global Technology Fund have substantially the same class characteristics as the Class A, Class C, Class I, and Class N Shares of Janus Global Technology Fund, respectively. If you own shares directly with the Henderson Global Technology Fund, following the Merger your shares will be exchanged for Class D Shares of Janus Global Technology Fund, an existing share class of Janus Global Technology Fund that is offered directly to individual shareholders and has similar shareholder policies for direct shareholders.

Additional pro forma fee, expense, and financial information is included in this Proxy Statement/Prospectus.

Q.	What are the U.S. federal income tax consequences of the Merger?

A.	The Merger is expected to qualify as a reorganization for U.S. federal income tax purposes (under section 368(a) of the Code) and will not take place unless special counsel provides an opinion to that effect. Assuming the Merger so qualifies, shareholders should not recognize any capital gain or loss as a direct result of the Merger. You may receive a regular taxable distribution towards the end of the 2016 calendar year. In addition, prior to the Closing Date you may receive an additional taxable distribution of ordinary income or capital gains that Henderson Global Technology Fund has accumulated as of the date of the distribution. As always, if you choose to redeem or exchange your shares (whether before or after the Merger), you may realize a taxable gain or loss depending on the performance of such shares since you acquired them. Shareholders should consider consulting a tax adviser with respect to the tax consequences of the Merger and any exchange or redemption.

Q.	Will my cost basis for U.S. federal income tax purposes change as a result of the Merger?

A.	Your total cost basis for U.S. federal income tax purposes is not expected to change as a result of the Merger. However, since the number of shares you hold after the Merger is expected to be different than the number of shares you held prior to the Merger, your average cost basis per share may change.

Q.	Will the service providers to my Fund change?

A.	Yes. The current service providers to Janus Global Technology Fund will continue to provide the same services following the Merger.

Adviser: The Henderson Adviser currently serves as investment adviser to Henderson Global Technology Fund and Henderson Investment Management Limited currently serves as sub-adviser to Henderson Global Technology Fund. Following the Merger, the Janus Adviser will continue to serve as the investment adviser to Janus Global Technology Fund.

Fund Administrator: State Street Bank and Trust Company (“State Street”) serves as administrator to Henderson Global Technology Fund. The Janus Adviser serves as administrator to Janus Global Technology Fund. As administrator, State Street and the Janus Adviser oversee and/or prepare the computation of the respective Fund’s NAV; net income and realized capital gains, if any; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the applicable Trust.

Transfer Agent: State Street serves as transfer agent and dividend disbursing agent for Henderson Global Technology Fund. Janus Services serves as transfer agent for Janus Global Technology Fund. As transfer agent, State Street and Janus Services issue and redeem shares of their respective Fund; provides communications to record owners, including reports to shareholders, dividend and distribution notices; maintains shareholder accounts; responds to shareholder correspondence; and makes periodic reports to the Board concerning the operations of their respective Fund.

Distributor: Foreside Fund Services, LLC (“Foreside”), serves as distributor of Henderson Global Technology Fund. Janus Distributors serves as distributor of Janus Global Technology Fund. As distributor, Foreside and Janus Distributors distribute shares of their respective Fund through broker-dealers.

Custodian: State Street serves as custodian of each of Henderson Global Technology Fund and Janus Global Technology Fund. As custodian, State Street keeps the books and accounts for the Funds and monitors assets held in custody with foreign custodians.

Auditor: [to be updated by amendment]

Q.	Will there be any sales load, commission or other transactional fee in connection with the Merger?

A.	No. There will be no sales load, commission or other transactional fee in connection with the Merger. The full and fractional value of shares of Henderson Global Technology Fund will be exchanged for the full and fractional corresponding class of shares (as described herein) of Janus Global Technology Fund having equal value, without any sales load, commission or other transactional fee being imposed.

Q.	Can I still add to my existing Henderson Global Technology Fund account until the Merger?

A.	Yes. Current Henderson Global Technology Fund shareholders may continue to make additional investments until the Closing Date (anticipated to be on or about [ ]), unless the Henderson Board of Trustees determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason. If the Merger is completed, an account in Janus Global Technology Fund will be set up in your name, and your shares of Henderson Global Technology Fund will be exchanged for shares of the same or similar corresponding class of shares (as described herein) of Janus Global Technology Fund. You will receive confirmation of this transaction following the Merger.

Q.	Will either Fund pay fees or expenses associated with the Merger?

A.	No. Janus and/or Henderson will pay the fees and expenses associated with the Merger, including without limitation, legal and accounting fees, fees associated with special meetings of the Boards of Trustees, costs associated with the preparation, printing and mailing of this Proxy Statement/Prospectus and proxy solicitation costs. However, the Funds will bear any brokerage commissions, transaction costs and similar expenses in connection with any purchases or sales of securities related to portfolio repositioning in connection with the Merger.

Henderson Global Technology Fund is not expected to sell securities in connection with the Merger. After the Merger is completed, the investment personnel of Janus Global Technology Fund may, in their discretion, sell securities acquired from Henderson Global Technology Fund. To the extent that the investment team chooses to sell a significant percentage of such securities, Janus Global Technology Fund’s brokerage costs may be higher than they otherwise would have been. Based on the portfolios of the Funds as of September 30, 2016, it is estimated that any portfolio repositioning would not be significant to the combined fund (less than 5% of the combined fund’s net assets).

Q.	If shareholders approve the Merger, when will the Merger take place?

A.	If Henderson Global Technology Fund shareholders approve the Merger and other closing conditions are satisfied or waived, the Merger is expected to occur on or about [ ], or as soon as reasonably practicable after the satisfaction or waiver of all closing conditions. After completion of the Merger, your financial intermediary, plan sponsor, or the Fund’s transfer agent (for Class D Shares) is responsible for sending you a confirmation statement reflecting your new Fund account number and number of shares owned.

Q.	What happens if the Merger is not approved?

A.	If the Merger is not approved by shareholders or other closing conditions are not satisfied or waived, any shares you hold in Henderson Global Technology Fund would remain shares of Henderson Global Technology Fund. Henderson Global Technology Fund would continue to operate separately, and the Board of Trustees of the Henderson Trust would determine what further action, if any, to take.

Q.	What if I want to exchange my shares into another Henderson fund prior to the Merger?

A.	Shareholders of Henderson Global Technology Fund may exchange their shares into another Henderson fund before the Closing Date in accordance with their current exchange privileges by contacting their plan sponsor, broker-dealer, or financial intermediary, or by contacting a BFDS representative. If you choose to exchange your shares, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account (“IRA”). Exchanges may be subject to minimum investment requirements. Exchanges into another fund are not subject to any front-end sales charge. Shares otherwise subject to a contingent deferred sales charge (“CDSC”) will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. You should be aware that certain other Henderson funds are also involved in fund mergers. If you exchange your shares into a Henderson fund that is also a party to a merger, you should ensure that you understand the consequences of any actions relating to the fund whose shares you are purchasing.

Q.	How many votes am I entitled to cast?

A.	You are entitled to one vote for each full share held in your name on the books of Henderson Global Technology Fund and a proportionate fractional vote for each fractional share held in your name on the Record Date. Shareholders of record of Henderson Global Technology Fund at the close of business on the Record Date will receive notice of and be asked to vote on the Plan.

Q.	How can I vote my shares?

A.	You can vote in any one of four ways:

•	Through the internet by going to the website listed on your proxy card;

•	By telephone using the toll-free number listed on your proxy card;

•	By mail, by sending the enclosed proxy card (completed, signed and dated) in the enclosed envelope; or

•	In person, by attending the Special Meeting of Shareholders on April 6, 2017 (or any adjournments or postponements thereof).

Whichever method you choose, please take the time to read the full text of this Proxy Statement/Prospectus before you vote.

Q.	If I vote my proxy now as requested, can I change my vote later?

A.	Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by (1) delivering a written revocation to the Secretary of Henderson Global Technology Fund; (2) submitting a subsequently executed proxy vote; or (3) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or vote by telephone or the internet. This will help us to ensure that an adequate number of shares are present at the Meeting for consideration of the Merger. Shareholders should send notices of revocation to Henderson Global Funds at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611, Attn: Secretary.

Q.	Whom should I call for additional information about this Proxy Statement/Prospectus?

A.	Please call Computershare, Henderson Global Technology Fund’s information agent (proxy solicitor), at 1-866-880-8631.

THE PROPOSAL – THE MERGER OF HENDERSON GLOBAL TECHNOLOGY FUND INTO

JANUS GLOBAL TECHNOLOGY FUND

SUMMARY

This section provides a summary of certain information with respect to the Merger and each Fund including information regarding each Fund’s investment objective, fees and expenses, principal investment strategies and risks, historical performance and other information. Please note that this is only a brief discussion and is qualified in its entirety by reference to the complete information contained herein, including the Funds’ prospectuses which are incorporated by reference.

There is no assurance that a Fund will achieve its stated objective. You can lose money by investing in a Fund. Each Fund is designed for long-term investors who primarily seek long-term growth of capital or long-term capital appreciation and who can tolerate the greater risks associated with common stock investments.

Comparison of Management Fees

The Target Fund pays the Henderson Adviser a management fee at an annual rate of 0.90% for the first $1 billion of the Target Fund’s average daily net assets and 0.80% for the balance thereafter, calculated daily and paid monthly.

The Acquiring Fund pays the Janus Adviser a management fee at an annual rate of 0.64% of the Acquiring Fund’s average daily net assets, calculated daily and paid monthly.

Current and Pro Forma Fees and Expenses

The following tables compare the fees and expenses you may bear directly or indirectly as an investor in the Target Fund or Acquiring Fund versus the projected (“pro forma”) estimated fees and expenses of the Acquiring Fund, assuming consummation of the Merger as of the first day of the twelve-month period ended September 30, 2016. Fees and expenses shown for the Target Fund were determined based on the Target Fund’s average daily net assets for its fiscal year ended July 31, 2016, and for the Acquiring Fund were determined based on the Acquiring Fund’s average daily net assets for its fiscal year ended September 30, 2016. Total net assets as of July 31, 2016 were $212,253,871 for the Target Fund. As of September 30, 2016, total net assets of the Acquiring Fund were $1,267,031,756 and were $1,485,534,701 for the Acquiring Fund on a pro forma basis assuming the Merger closed as of September 30, 2016.

The pro forma fees and expenses are estimated in good faith and are hypothetical, and do not reflect any change in expense ratios resulting from a change in assets under management since July 31, 2016 or September 30, 2016, as applicable. More current total net asset information is available for the Acquiring Fund at janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly) and for the Target Fund at www.henderson.com/uspi/performance-us. It is important for you to know that a decline in a Fund’s average daily net assets during the current fiscal year and after the Merger, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Funds.

Annual Fund Operating Expenses

Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for portfolio management, administration and administrative services, including recordkeeping, accounting or sub-accounting, and other shareholder services. You do not pay these fees directly, but as the examples in the tables below show, these costs are borne indirectly by all shareholders.

The Annual Fund Operating Expenses shown in the table below represent expenses for the Target Fund as of its fiscal year ended July 31, 2016, and the Acquiring Fund as of its fiscal year ended September 30, 2016, as well as those estimated for the Acquiring Fund on a pro forma basis, assuming consummation of the Merger as of the first day of the twelve-month period ended September 30, 2016.

Expense Limitations

Pursuant to a contract currently in effect through July 31, 2020, the Henderson Adviser waives its management fee and, if necessary, will reimburse other operating expenses of the Target Fund to the extent necessary to limit total annual fund operating expenses to 1.75% of the average daily net assets of the Target Fund. For purposes of this waiver, operating expenses do not include distribution and/or service (Rule 12b-1) fees, acquired fund fees and expenses on underlying funds owned, interest, taxes, brokerage commissions and other investment-related costs, including dividend and interest expenses on securities sold short and extraordinary expenses, such as litigation or other expenses not incurred in the ordinary course of business. This waiver will terminate upon completion of the Merger; however, Target Fund shareholders will benefit from a lower management fee rate and a reduced share of fixed expenses since such expenses will be spread across the larger asset base of the Acquiring Fund.

In addition, effective February 1, 2017 until at least February 1, 2019, the Janus Adviser has agreed to waive its investment advisory fee and/or reimburse certain other Fund expenses to the extent necessary to limit the Acquiring Fund’s total annual operating expenses to 0.82% of the average daily net assets of the Acquiring Fund (excluding the distribution and shareholder servicing fees paid pursuant to a Rule 12b-1 plan, administrative services fees payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses).

The Acquiring Fund had no expense limit in place during its fiscal year ended September 30, 2016. The Target Fund’s operating expenses were below the expense limit (set forth above) for the Target Fund during the Target Fund’s fiscal year ended July 31, 2016. Additionally, the pro forma Acquiring Fund fees and expenses assuming the completion of the Merger are below the above expense limit for the Acquiring Fund that will be in effect following the completion of the Merger. Therefore, no fee waivers or expense reimbursements are shown in the table below.

Changes to expenses and asset levels of the Target Fund or the Acquiring Fund before the Merger could impact the net expenses shown below that will be paid by the Acquiring Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Class A Shares(9)	Target Fund	Acquiring Fund	Janus Global Technology Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)(1)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(2)
Management Fees(3)	0.90%	0.64%	0.64%
Distribution/Service (12b-1) Fees(4)	0.25%	0.25%	0.25%
Other Expenses(5)	0.19%	0.19%	0.18%
Acquired Fund Fees and Expenses(6)	0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses(7)	1.35%	1.08%	1.07%

SHAREHOLDER FEES (fees paid directly from your investment)
Class C Shares(9)	Target Fund	Acquiring Fund	Janus Global Technology Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)(8)	1.00%	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(2)
Management Fees(3)	0.90%	0.64%	0.64%
Distribution/Service (12b-1) Fees(4)	1.00%	1.00%	1.00%
Other Expenses(5)	0.21%	0.18%	0.18%
Acquired Fund Fees and Expenses(6)	0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses(7)	2.12%	1.82%	1.82%

SHAREHOLDER FEES (fees paid directly from your investment)
Class I Shares(9)	Target Fund	Acquiring Fund	Janus Global Technology Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(2)
Management Fees(3)	0.90%	0.64%	0.64%
Distribution/Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses(5)	0.20%	0.16%	0.16%
Acquired Fund Fees and Expenses(6)	0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses(7)	1.11%	0.80%	0.80%

SHAREHOLDER FEES (fees paid directly from your investment)
Class N / Class R6 Shares(9)	Target Fund Class R6 Shares	Acquiring Fund Class N Shares	Janus Global Technology Fund Class N Shares Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(2)
Management Fees(3)	0.90%	N/A	0.64%
Distribution/Service (12b-1) Fees	0.00%	N/A	0.00%
Other Expenses(5)	0.19%	N/A	0.07%
Acquired Fund Fees and Expenses(6)	0.01%	N/A	0.00%
Total Annual Fund Operating Expenses(7)	1.10%	N/A	0.71%

SHAREHOLDER FEES (fees paid directly from your investment)

Class D Shares(9)	Target Fund	Acquiring Fund	Janus Global Technology Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	N/A	N/A	N/A

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(2)
Management Fees(3)	N/A	0.64%	0.64%
Distribution/Service (12b-1) Fees	N/A	0.00%	0.00%
Other Expenses(5)	N/A	0.24%	0.24%
Acquired Fund Fees and Expenses(6)	N/A	0.00%	0.00%
Total Annual Fund Operating Expenses(7)	N/A	0.88%	0.88%

EXAMPLES

The following Examples are based on expenses without waivers. These Examples are intended to help you compare the cost of investing in the Target Fund and the Acquiring Fund after the Merger with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated and reinvest all dividends and distributions. The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 Year(1)(8)(10)	3 Years(10)(11)	5 Years(10)(11)	10 Years(10)(11)
Class A Shares(9)
Target Fund	$705	$978	$1,272	$2,105
Acquiring Fund	679	899	1,136	1,816
Acquiring Fund (pro forma assuming consummation of the Merger)	678	896	1,131	1,806
Class C Shares(9)
Target Fund	$315	$664	$1,139	$2,452
Acquiring Fund	285	573	985	2,137
Acquiring Fund (pro forma assuming consummation of the Merger)	285	573	985	2,137
Class I Shares(9)
Target Fund	$113	$353	$612	$1,352
Acquiring Fund	82	255	444	990
Acquiring Fund (pro forma assuming consummation of the Merger)	82	255	444	990
Class N/Class R6 Shares(9)
Target Fund	$112	$350	$606	$1,340
Acquiring Fund	N/A	N/A	N/A	N/A
Acquiring Fund (pro forma assuming consummation of the Merger)	73	227	395	883
Class D Shares(9)
Target Fund	N/A	N/A	N/A	N/A
Acquiring Fund	$90	$281	$488	$1,084
Acquiring Fund (pro forma assuming consummation of the Merger)	90	281	488	1,084

If shares are not redeemed:	1 Year(1)(8)(10)	3 Years(10)(11)	5 Years(10)(11)	10 Years(10)(11)
Class A Shares(9)
Target Fund	$705	$978	$1,272	$2,105
Acquiring Fund	679	899	1,136	1,816
Acquiring Fund (pro forma assuming consummation of the Merger)	678	896	1,131	1,806
Class C Shares(9)
Target Fund	$215	$664	$1,139	$2,452
Acquiring Fund	185	573	985	2,137
Acquiring Fund (pro forma assuming consummation of the Merger)	185	573	985	2,137
Class I Shares(9)
Target Fund	$113	$353	$612	$1,352
Acquiring Fund	82	255	444	990
Acquiring Fund (pro forma assuming consummation of the Merger)	82	255	444	990
Class N/Class R6 Shares(9)
Target Fund	$112	$350	$606	$1,340
Acquiring Fund	N/A	N/A	N/A	N/A
Acquiring Fund (pro forma assuming consummation of the Merger)	73	227	395	883
Class D Shares(9)
Target Fund	N/A	N/A	N/A	N/A
Acquiring Fund	$90	$281	$488	$1,084
Acquiring Fund (pro forma assuming consummation of the Merger)	90	281	488	1,084
(1)	A 1.00% deferred sales charge, also known as a CDSC, may be deducted with respect to Class A shares of a Fund if redeemed within one year of purchase if purchased with no initial sales charge. For the Target Fund, this CDSC applies as part of an investment of $1 million or more and if the Target Fund’s distributor paid a sales commission on the purchase. The CDSC is not reflected in the Examples.
(2)	All Acquiring Fund expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
(3)

The Management Fee is the management fee rate paid by each Fund to its investment adviser under each Investment Advisory Agreement. The Target Fund pays the Henderson Adviser a management fee at an annual rate of the Target Fund’s average daily net assets, specifically 0.90% for the first $1 billion and 0.80% for the balance thereafter, calculated daily and paid monthly. The Acquiring Fund pays the Janus Adviser a management fee at an annual rate of

0.64% of the Acquiring Fund’s average daily net assets, calculated daily and paid monthly. The Acquiring Fund will continue paying the Janus Adviser a management fee at an annual rate of 0.64% of the Acquiring Fund’s average daily net assets, calculated daily and paid monthly. The management fee shown for the Funds do not reflect any waivers by any Fund. Refer to the “Management Expenses” and “Expense Limitations” sections in this Proxy Statement/Prospectus for additional information with further description in the Funds’ Statement of Additional Information, as supplemented, which is incorporated by reference herein.
(4)	Because Rule 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (Rule 12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
(5)	Other Expenses for Class A Shares, Class C Shares, and Class I Shares of the Acquiring Fund may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided on behalf of shareholders of the Acquiring Fund. “Other Expenses” for Class D Shares include an administrative fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Other Expenses for all classes of the Acquiring Fund include reimbursements to the Janus Adviser of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others for the provision of, servicing to shareholders. Because the Acquiring Fund’s Class N shares have not been previously offered, Other Expenses for the Acquiring Fund’s Class N shares have been estimated for the current fiscal year.
(6)	Acquired Fund Fees and Expenses are indirect expenses incurred as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited, to, exchange-traded funds) in which the Fund invests or has invested during the period. Fees and expenses of foreign investment companies may be calculated in a manner that differs from U.S. investment companies. Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Target Fund’s financial highlights table or the “ratio of gross expenses to average net assets” presented in the Acquiring Fund’s financial highlights table because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Amounts shown as “0.00%” for the Acquiring Fund are less than 0.01%.
(7)	Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in a Fund’s financial statements because the financial statements include only the Target Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.
(8)	A CDSC of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The CDSC may be waived for certain Acquiring Fund investors, as described in Appendix C to this Proxy Statement/Prospectus.
(9)	Target Fund shareholders that hold shares directly will have the shares they receive in the Merger exchanged for Class D Shares of the Acquiring Fund following the Merger.
(10)	Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
(11)	CDSC is not applicable.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Examples, affect each Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 40% of the average value of its portfolio and the Acquiring Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

After the Merger is completed, the investment personnel of the Acquiring Fund may, in their discretion, sell securities acquired from the Target Fund. To the extent that the investment team chooses to sell a significant percentage of such securities, the Acquiring Fund’s brokerage costs may be higher than they otherwise would have been.

Investment Objective

The Target Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of technology-related companies.

The Acquiring Fund seeks long-term growth of capital.

Principal Investment Strategies

The Target Fund and the Acquiring Fund have similar investment policies and principal investment strategies. The primary differences are that the Acquiring Fund’s investment policies give it more flexibility to invest in any type of security issued by technology-related companies (i.e., equity and debt), and the Target Fund’s policies include a more specific component focused on smaller and less seasoned companies, including private placement and initial public offering investments. These differences will result in differences in the individual securities held by the Funds and differences in weightings of securities that overlap between the Funds.

The following is intended to show the primary similarities and differences between the Funds’ principal investment strategies. The Acquiring Fund will continue to have the same investment strategies shown below following the Merger. This information is qualified in its entirety by the prospectuses of each Fund, which are incorporated by reference.

Target Fund	Acquiring Fund

Technology-Related Investments

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of technology-related companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts.

Technology-related companies are defined as those companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. Technology-related companies include those that are principally engaged in producing, developing, selling, using or distributing technology products, processes or services.

Industries likely to be represented in the Fund’s portfolio include, but are not limited to, computers and peripheral products, computer software, electronic systems and components, e-commerce, telecommunications, media, cable and information services, pharmaceuticals, medical devices, biotechnology, Internet and clean energy technology.

For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that the portfolio managers believe will benefit significantly from advances or improvements in technology.

These companies generally fall into two categories:

•    companies that the portfolio managers believe have or will develop products, processes, or services that will provide significant technological advancements or improvements; and

•    companies that the portfolio managers believe rely extensively on technology in connection with their operations or services.

Some of the industries and companies likely to be represented in the Fund’s portfolio include e-commerce (companies doing business through the Internet); computer (hardware and software); communications (voice, data, and wireless); and industrials.

The Fund invests primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund may also invest in U.S. and foreign debt securities.

Geographic Distribution and Liquidity

The Fund has no limits and no specific policy on the geographic asset distribution of its investments, and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries.

The Fund may also invest a portion of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.

The Fund does not limit its investments to companies of any particular size and may invest in smaller and less seasoned companies, including through initial public offerings and private placements.	No specifically stated comparable principal investment strategy.

Target Fund	Acquiring Fund

Investment Approach

Although the Fund does not have a specific policy regarding investments in companies of a particular size, the portfolio managers, in an attempt to reduce portfolio risks, will invest generally in companies that have, in the portfolio managers’ view, a more proven track record. The portfolio managers evaluate companies and their potential investment returns based on theme, sector and stock specific characteristics that are driven by bottom-up factors rather than on geographic factors. Country and regional allocation results from stock selection and is secondary to the process.

The Fund generally sells a stock when, in the portfolio managers’ opinion, there is a deterioration in the company’s fundamentals, there is a detrimental change in the competitive environment or the stock achieves its target price. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect the company’s outlook, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements. The portfolio managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

In an attempt to reduce portfolio risks, the portfolio managers generally will invest across countries, industry groups and/or securities.

The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.

Other Policies
The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.	The Fund may also take long or short positions in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest. The types of derivatives in which the Fund may invest include options, futures, swaps, warrants, and forward exchange contracts. The Fund may use derivatives to hedge, to earn income or enhance returns, as a substitute for securities in which the Fund invests, to increase or decrease the Fund’s exposure to a particular market, to adjust the Fund’s currency exposure relative to its benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, or to manage the Fund’s risk profile.

Target Fund	Acquiring Fund

Other Policies
The Fund may engage in active and frequent trading to achieve its investment objective.	No specifically stated comparable principal investment strategy.

No specifically stated comparable principal investment strategy.	The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

For additional information on the Funds’ principal investment strategies and related risks, please refer to the “Additional Information About the Funds” section of this Proxy Statement/Prospectus and in Appendix B to this Proxy Statement/Prospectus.

Principal Investment Risks

A Fund’s returns will vary, and you could lose money. Each Fund is designed for long-term investors seeking an equity portfolio including common stocks. Common stocks tend to be more volatile than many other investment choices. The following is a summary of the principal risks associated with investments in such securities. Because the Funds have similar investment objectives, principal investment strategies and policies, the principal risks are also similar for each Fund. Differences in risks between the Funds are noted below. Additional information about these risks is included below and described in greater detail later in this Proxy Statement/Prospectus under “Additional Information About the Funds — Additional Risks of the Funds.” As with any security, an investment in either Fund involves certain risks, including loss of principal. The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk. This information is qualified in its entirety by the prospectuses of each Fund, which are incorporated by reference.

Foreign Exposure Risk. The Funds normally have significant exposure to foreign markets as a result of their investments in non-U.S. securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Funds invest in non-U.S. debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Funds’ investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Funds’ investments. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on a Fund’s performance. Some of the risks of investing directly in non-U.S. and emerging market securities may be reduced when a Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

Market Risk. The value of a Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.

Growth Securities Risk. The Funds invest in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities. Growth securities risk is not identified as a principal risk by the Target Fund.

Industry Risk. Although the Funds do not concentrate their investments in specific industries or industry sectors, they may invest in companies related in such a way that they react similarly to certain market pressures. As a result, a Fund’s returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in a Fund’s portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in a Fund’s portfolio may become rapidly obsolete or have relatively short product cycles.

Small Capitalization and Less Seasoned Companies Risk. A Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to securities of larger companies. These holders are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change. Smaller and less seasoned companies risk is not identified as a principal risk by the Acquiring Fund.

Portfolio Turnover / Frequent Trading Risk. Portfolio turnover is affected by market conditions, changes in the size of the Fund (including due to shareholder purchases and redemptions), the nature of the Fund’s investments, and the investment style of the portfolio manager. Changes are normally made in the Fund’s portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance. Portfolio turnover/Frequent trading risk is not identified as a principal risk by the Acquiring Fund.

Securities Lending Risk. The Funds may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and a Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Securities lending risk is not identified as a principal risk by the Target Fund.

Management Risk. Each Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for each Fund may fail to produce the intended results. A Fund may underperform its benchmark index or other mutual funds with similar investment objectives. Management risk is not identified as a principal risk by the Target Fund.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Comparison of Fund Performance

The following information provides some indication of the risks of investing in each Fund by showing how each Fund’s performance has varied over time.

Acquiring Fund:

Class T Shares (formerly named Class J Shares, the initial share class) of the Acquiring Fund commenced operations with the Acquiring Fund’s inception. Class A Shares, Class C Shares, and Class I Shares of the Acquiring Fund commenced operations on July 6, 2009. [Class N Shares of the Acquiring Fund will commence operations on January 27, 2017.] Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class.

•	The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Acquiring Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•	The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Acquiring Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
•	[The performance shown for Class N Shares for periods prior to December 31, 2016, reflects the performance of the Acquiring Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.]
•	The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Acquiring Fund’s former class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class A Shares, Class C Shares, and Class I Shares of the Acquiring Fund had been available during periods prior to July 6, 2009, or Class N Shares of the Acquiring Fund has been available during periods prior to December 31, 2016, or Class D Shares of the Acquiring Fund had been available during periods prior to February 16, 2010, the performance shown for each respective share class may have been different. The performance shown for each class after its inception is the actual performance of such class.

The bar chart depicting the change in the Acquiring Fund’s performance from year to year is incorporated by reference to the Acquiring Fund’s Prospectus for Class A Shares, Class C Shares, Class I Shares, Class S Shares, and Class T Shares. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

The Acquiring Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly) or by calling 1-877-335-2687.

Average Annual Total Returns (periods ended 12/31/15)
	1 Year	5 Years	10 Years	Since Inception (12/31/98)
Class T Shares(1)
Return Before Taxes	4.49%	10.99%	9.44%	6.67%
Return After Taxes on Distributions	2.64%	9.37%	8.63%	6.16%
Return After Taxes on Distributions and Sale of Fund Shares	4.09%	8.66%	7.73%	5.54%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	1.38%	12.57%	7.31%	4.99%
MSCI All Country World Information Technology Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	3.20%	10.64%	7.25%	3.21%
Class A Shares
Return Before Taxes	-1.64%	9.50%	8.67%	6.16%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	1.38%	12.57%	7.31%	4.99%
MSCI All Country World Information Technology Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	3.20%	10.64%	7.25%	3.21%
Class C Shares
Return Before Taxes	2.79%	10.04%	8.54%	5.77%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	1.38%	12.57%	7.31%	4.99%
MSCI All Country World Information Technology Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	3.20%	10.64%	7.25%	3.21%
Class I Shares
Return Before Taxes	4.67%	11.12%	9.44%	6.67%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	1.38%	12.57%	7.31%	4.99%
MSCI All Country World Information Technology Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	3.20%	10.64%	7.25%	3.21%
Class N Shares
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)
MSCI All Country World Information Technology Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)
Class D Shares
Return Before Taxes	4.55%	11.06%	9.48%	6.70%
Return After Taxes on Distributions	2.70%	9.44%	8.67%	6.18%
Return After Taxes on Distributions and Sale of Fund Shares	4.12%	8.71%	7.76%	5.56%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	1.38%	12.57%	7.31%	4.99%
MSCI All Country World Information Technology Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	3.20%	10.64%	7.25%	3.21%
(1)	The Acquiring Fund is not offering Class T Shares pursuant to this Proxy Statement/Prospectus.

The Acquiring Fund’s primary benchmark index is the S&P 500® Index. The Acquiring Fund also compares its performance to the MSCI All Country World Information Technology Index. The indices are described below.

•	The S&P 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
•	The MSCI All Country World Information Technology Index is a capitalization weighted index that measures the performance of information technology securities from developed market countries and emerging market countries. The index includes reinvestments of dividends, net of foreign withholding taxes.

After-tax returns are calculated using distributions for the Acquiring Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as 401(k) plans or individual IRAs.

After-tax returns are only shown for Class T Shares of the Acquiring Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Target Fund:

The bar chart depicting the change in the Target Fund’s performance from year to year is incorporated by reference to the Target Fund’s Prospectus for Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares.

The table below provides some indication of the risk of an investment in the Target Fund by showing the Target Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Target Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Target Fund will perform in the future. You can obtain updated performance information on the Henderson website, www.henderson.com, or by calling 1-866-3HENDERSON (or 1-866-343-6337).

Average Annual Total Returns For Periods Ended December 31, 2015 (including maximum sales charges)
	1 Year %	5 Years %	10 Years %	Since Inception %
Class A (Inception August 31, 2001)
Return Before Taxes	0.32%	7.55%	8.49%	8.25%
Return After Taxes on Distributions	(2.50)%	6.29%	7.82%	7.62%
Return After Taxes on Distributions and Sale of Fund Shares	2.63%	5.93%	6.94%	6.81%
Class C (Inception August 31, 2001)
Return Before Taxes	5.59%	7.99%	8.31%	7.89%
Class I (Inception March 31, 2009)
Return Before Taxes	6.69%	9.11%	9.33%	8.83%
Class R6 (Inception November 30, 2015)[1]
Return Before Taxes	6.69%	9.11%	9.33%	8.83%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	1.38%	12.57%	7.31%	6.30%
MSCI AC World IT Index (reflects no deductions for fees, expenses or taxes)	3.65%	11.09%	7.62%	6.18%
(1)	The performance for Class I shares for the period prior to March 31, 2009 and for Class R6 shares for the period prior to November 30, 2015 is based on the performance of Class A shares. Performance for Class I and Class R6 shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I and Class R6 shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Target Fund shares through tax-advantaged arrangements such as 401(k) plans or IRAs. After-tax returns are shown only for the Class A shares. The after-tax returns of the Class C, Class I and Class R6 shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses. The after-tax returns on distributions and sale of Target Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Target Fund shares.

Holders of Class R6 Shares will receive Class N Shares of the Acquiring Fund in connection with the Merger. Shareholders investing directly with the Henderson Trust will receive Class D Shares of the Acquiring Fund following the Merger.

Management of the Funds

Investment Adviser: Henderson Global Investors (North America) Inc. is the investment adviser for the Target Fund. Janus Adviser is the investment adviser for the Acquiring Fund and will remain the investment adviser of the Acquiring Fund after the Merger.

Investment Sub-adviser: Henderson Investment Management Limited is the sub-adviser of the Target Fund. Janus Adviser does not intend to engage a sub-adviser for the Acquiring Fund following the Merger.

Portfolio Management:

The portfolio management team that currently manages the Acquiring Fund will continue to manage the Acquiring Fund after the Merger. For more information about each Fund’s management personnel, please refer to “Other Comparative Information about the Funds — Target Fund Investment Personnel” and “— Acquiring Fund Investment Personnel.”

Purchase and Sale of Acquiring Fund Shares

Minimum Investment Requirements*

Class A Shares, Class C Shares**		Acquiring Fund
Non-retirement accounts	$	2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$	500
Class I Shares
Institutional investors (investing directly with Janus)	$	1,000,000
Through an intermediary institution
• non-retirement accounts	$	2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$	500
Class N Shares
No minimum investment requirements imposed by the Fund		None
Class D Shares
To open a new regular Fund account	$	2,500
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account	$	1,000
• without an automatic investment program	$	500
• with an automatic investment program of $50 per month
To add to any existing type of Fund account without an automatic investment program	$	100
*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.

All Share Classes Other than Class D Shares

With the exception of Class I Shares, purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in a Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day’s NAV. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in Appendix C to this Proxy Statement/Prospectus.

Class D Shares

You may generally purchase, exchange, or redeem Class D Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janus.com/individual. You may conduct transactions by mail (Janus, P.O. Box 55932, Boston, MA 02205-5932), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the NYSE in order to receive that day’s NAV. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in Appendix C to this Proxy Statement/Prospectus.

For a description of the Target Fund’s policies with respect to purchases and sales of Target Fund shares, refer to the Target Fund’s prospectus, which is incorporated by reference herein, and available upon request without charge.

Tax Information

Each Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), each Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.

THE MERGER

The Plan

Shareholders of the Target Fund are being asked to approve the Plan, which sets forth the terms and conditions under which the Merger will be implemented. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached hereto as Appendix A to this Proxy Statement/Prospectus.

The Plan contemplates: (i) the Acquiring Fund’s acquisition of all of the assets of the Target Fund in exchange solely for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund and the assumption by the Acquiring Fund of all the Target Fund’s liabilities, if any; (ii) the distribution of those shares of the Acquiring Fund to the shareholders of the Target Fund; and (iii) the complete termination and liquidation of the Target Fund.

The value of the Target Fund’s assets to be acquired and the amount of its liabilities to be assumed by the Acquiring Fund and the NAV of a share of the Target Fund will be determined as of the close of regular trading on the NYSE on the Closing Date, after the declaration by the Target Fund of distributions, if any, and will be determined in accordance with the valuation methodologies described in the Acquiring Fund’s currently effective prospectuses and Statement of Additional Information, as supplemented (“SAI”). All computations of value are subject to review by the Target Fund and, if requested by the Board of Trustees of the Target Fund or Acquiring Fund, the independent registered public accountant of the requesting party. The Plan provides that the Janus Adviser and Henderson Adviser will bear the fees and costs related to the Merger, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus. The Funds will pay for their respective brokerage commissions, transaction costs or similar costs related to the Merger. Based on portfolio holdings as of September 30, 2016, such costs are estimated to be insignificant to the combined fund (less than 5% of the combined fund’s net assets). The Closing Date is expected to be on or about [                ].

As soon as practicable after the Closing Date, the Target Fund will distribute pro rata to its shareholders of record the shares of the Acquiring Fund it receives in the Merger, so that each shareholder of the Target Fund will receive a number of full and fractional shares of the Acquiring Fund equal in value to his or her holdings in the Target Fund, and the Target Fund will be liquidated. The exchange of shares will be conducted at the relative NAV of the Target Fund and Acquiring Fund.

Such distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and by transferring to those accounts the shares of the Acquiring Fund previously credited to the account of the Target Fund. Each shareholder account shall be credited with the pro rata number of the Acquiring Fund’s shares due to that shareholder. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. Accordingly, immediately after the Merger, each former shareholder of the Target Fund will own shares of the Acquiring Fund that will be equal to the value of that shareholder’s shares of the Target Fund as of the Closing Date for the Merger.

The implementation of the Merger is subject to a number of conditions set forth in the Plan, including approval by shareholders of the Target Fund and consummation of the Parent Company Transaction. The Plan also requires receipt of a tax opinion from Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), dated as of the Closing Date, indicating that, for U.S. federal income tax purposes, the Merger qualifies as a tax-free reorganization. The Plan may be terminated and the Merger abandoned by mutual agreement of the Funds, including in the event that the Henderson Trustees or the Janus Trustees reasonably determine, after consultation with outside counsel, that failure to terminate the Plan would constitute a breach of the fiduciary duties of such Board of Trustees, in which case such party may terminate the Plan with the written consent of the other party (which consent may not be unreasonably withheld). Please review the Plan carefully.

Each of the Target Fund and the Acquiring Fund has made representations and warranties in the form of the Plan, attached as Appendix A to this Proxy Statement/Prospectus, which are customary in matters such as the Merger. These representations and warranties were made solely for the benefit of the parties to the Plan and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in the Plan by disclosures that were made in connection with the negotiation of the Plan; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the Plan or such other dates as may be specified in the Plan. Please review the Plan carefully.

Upon the closing of the Merger, Henderson Global Technology Fund’s shareholders will receive the same or a substantially identical class of shares of Janus Global Technology Fund that they hold in Henderson Global Technology Fund as of the merger date. Class A, Class C, Class I, and Class R6 Shares of the Target Fund have substantially the same characteristics as the Class A, Class C, Class I, and Class N Shares of the Acquiring Fund, respectively. Following the Merger, shareholders of any class who own shares directly with the Target Fund will receive Class D Shares of the Acquiring Fund, the share class that the Acquiring Fund currently offers for direct investors.

Reasons for the Merger

Janus and Henderson recently entered into an Agreement and Plan of Merger pursuant to which Janus and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses (the “Parent Company Transaction”). Janus is the parent company of the Janus Adviser and Henderson is the parent company of the Henderson Adviser.

A provision of the Parent Company Transaction requires Henderson and Janus to use reasonable best efforts to reorganize the funds within the Henderson Trust with U.S. registered investment companies advised or sub-advised by Janus or its subsidiaries. In connection with this requirement, the Henderson Adviser recommended that the Target Fund be transitioned into the Acquiring Fund, subject to the approval of the Target Fund’s shareholders.

The Henderson Board, including all of the Henderson Trustees who are not “interested persons” of the Henderson Trust as defined in section 2(a)(19) of the 1940 Act (the “Henderson Independent Trustees”), reviewed and considered information regarding the Parent Company Transaction and the proposed Plan and Merger at multiple in-person and telephonic meetings held in September, October, November and December 2016 (the “Merger Evaluation Meetings”). During the Merger Evaluation Meetings and other times during the period, the Henderson Independent Trustees conferred privately on these matters with their independent counsel. In addition, during several Merger Evaluation Meetings, the Henderson Independent Trustees met with senior management of the Janus Adviser, as well as the Chief Compliance Officer of the Acquiring Fund. The Henderson Independent Board Members also met with several independent board members of the Janus Trust. Based on their evaluation of all of the information presented and discussed, the Henderson Board, on behalf of the Target Fund, including all of the Henderson Independent Trustees, concluded that the Merger is in the best interests of the Target Fund, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Merger. At a meeting held on December 9, 2016, the Henderson Board unanimously approved the Plan, and unanimously recommended that shareholders of the Target Fund vote to approve the Plan. The Janus Trustees also have approved the Plan on behalf of the Acquiring Fund.

The Henderson Independent Trustees requested and received information provided by the Henderson Adviser, the Janus Adviser, and their respective affiliates regarding, among other things: the structure and terms of the Parent Company Transaction; the expected impact of the Parent Company Transaction on the Target Fund and, separately, on the Henderson Adviser; information regarding Janus and the Janus Adviser before and after the Parent Company Transaction, including, among other things, organization and personnel, business strategy, ownership structure, financial strength, affiliations, asset management and compliance practices and capabilities, and legal and regulatory matters; and information regarding the Janus Trust and the Acquiring Fund. Among the various information reviewed and discussed at the Merger Evaluation Meetings were Janus’ investment reputation, broad U.S. product line and presence in the U.S. retail market, service quality, industry relationships, and distribution capabilities. The parties also discussed how the current Henderson and Janus businesses compare and complement each other and the synergies of the combined organization, which the Henderson Adviser and the Janus Adviser believe will benefit the Target Fund’s shareholders. The Henderson Board considered the views of the Henderson Adviser and the Janus Adviser that combining the Target Fund and the mutual funds advised by the Janus Adviser onto a single operating platform will create a larger fund family that will offer a broader range of investment options for investors, and combining the Target Fund and the Acquiring Fund, with a significantly larger asset base, presents the opportunity to achieve asset growth through combined distribution networks, to achieve economies of scale, and to operate with greater efficiency and lower overall costs. The Henderson Board reviewed and discussed the characteristics and steps of the Merger, and the advisory fees and total expenses of the Acquiring Fund relative to those of the Target Fund. The Board reviewed the characteristics of the share classes offered by the Target Fund and the Acquiring Fund, and noted that holders of Class R6 shares of the Target Fund would receive Class N shares of the Acquiring Funds, and certain direct shareholders of the Target Fund would receive Class D shares of the Acquiring Fund in connection with the Merger. The Henderson Board also considered that the Janus Adviser and its affiliates provide the Acquiring Fund with administrative, transfer agency and distribution services, which currently are provided to the Target Fund by third parties.

In assessing and approving the Plan and determining to submit the Plan to the Target Fund’s shareholders for approval, the Henderson Board considered a variety of factors deemed relevant in their business judgment, including, but not limited to, the following:

•	The reputation, financial strength and resources of Janus and Henderson and the combined entity following the Parent Company Transaction;
•	The substantial similarities and the differences between the investment objective, principal investment strategies, and risks of the Acquiring Fund and the investment objective, principal investment strategies, and risks of the Target Fund, including that the Acquiring Fund’s investment strategies and policies afford the Acquiring Fund with more flexibility to invest in any type of security issued by technology-related companies (i.e., equity and debt), and the Target Fund’s policies include a more specific component focused on smaller and less seasoned companies, including private placement and initial public offering investments;
•	The overlap of certain portfolio securities held by both Funds;
•	The portfolio managers currently managing the Acquiring Fund will continue to serve as the portfolio managers of the Acquiring Fund after the Merger;
•	The Acquiring Fund has outperformed the Target Fund on an annualized basis over each of the one-, three- and five-year periods ended September 30, 2016;
•	The advisory fee rate to be paid by the Acquiring Fund after the Merger is expected to be lower than the current advisory fee rate paid by the Target Fund;
•	The total annual expense ratio of each class of the Acquiring Fund after the Merger is expected to be lower than the total annual expense ratio of the applicable class of the Target Fund;
•	The Janus Adviser has agreed to an expense limit for the Acquiring Fund effective February 1, 2017 until at least February 1, 2019, although, based on current fee and expense levels, no waiver or reimbursement under the expense limit is presently expected;
•	There is not expected to be any diminution in the nature, quality and extent of services provided to the Target Fund’s shareholders as a result of the Parent Company Transaction or the Merger;
•	The potential conflicts of the Janus Adviser and its affiliates providing the Acquiring Fund with administrative, transfer agency and distribution services that currently are provided to the Target Fund by third-party service providers and the controls available to the Janus Trustees to oversee those conflicts;
•	The potential for increased economies of scale from a significantly larger Acquiring Fund and operational efficiencies within a significantly larger mutual fund complex;
•	The Merger is expected to be a “reorganization” within the meaning of Section 368(a) of the Code, and that no gain or loss is expected to be recognized by the Target Fund or its shareholders for federal income tax purposes as a result of the Merger;
•	The composition and qualifications of the Janus Trustees;
•	A member of the Henderson Board will join the Janus Board and participate in the oversight of the Acquiring Fund, and the remaining Henderson Trustees are expected to serve in an advisory capacity for a transition period following the Merger;
•	Shareholder access to additional investment options, by virtue of certain exchange rights, within Janus’ U.S. fund complex;
•	The uncertainty of the future of the Target Fund if the Merger is not effected, in light of the Parent Company Transaction;
•	The terms and conditions of the Plan;
•	Shareholders of the Target Fund will have the opportunity to vote on the proposed Merger;

•	All costs associated with the Target Fund’s participation in the proposed Merger will be paid by the Henderson Adviser, and not by the shareholders of the Target Fund;
•	The expected repositioning costs to be borne by the Target Fund;
•	The anticipated capital gains payment to shareholders of the Target Fund, a significant portion of which was expected to be distributed notwithstanding the proposed Merger;
•	No sales charge, CDSC, commission, redemption fee or other transactional fee will be charged as a result of the proposed Merger;
•	The strong support expressed by the current senior management team at the Henderson Adviser for the Parent Company Transaction and the Merger;
•	The Merger would combine and rationalize two separate Funds with comparable investment strategies and risks within the same fund complex, which may result in portfolio management and operational efficiencies and eliminate potential investor confusion; and
•	The potential benefits of the Merger to the Janus Adviser and the combined Janus and Henderson entities following the Parent Company Transaction.

In its deliberations, the Henderson Board considered all of the information it received, including the information described above, with no single factor or piece of information identified as paramount or controlling, and each Henderson Trustee may have attributed different weights to various factors. Although the Henderson Board considered the overall implications of the Parent Company Transaction and the Merger on the Target Fund as a whole, the Plan was evaluated individually on its own merits.

The Henderson Board of Trustees recommends that shareholders of the Target Fund vote FOR approval of the Plan to authorize the Merger.

Certain Conditions under the 1940 Act

The Janus Board and the Henderson Board have been advised that the parties to the Parent Company Transaction have structured the Parent Company Transaction in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board of the Janus Trust currently meets this test and would continue to meet this test after the election of the trustee pursuant to a proposal being presented to shareholders of the Janus Trust in separate proxy solicitations. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the agreement governing the Parent Company Transaction, Henderson has acknowledged Janus’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Parent Company Transaction.

U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of the Merger. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Merger. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. Each Fund’s shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Merger, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Merger that the Acquiring Fund and Target Fund receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Merger as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of each Fund and assume, among other things, that the Merger will be consummated in accordance with the Plan and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court. If the Merger does not qualify as a reorganization under the Code, the tax consequences could materially and adversely differ from those described herein.

Assuming the Merger qualifies as a reorganization, the U.S. federal income tax consequences of the Merger can generally be summarized as follows:

•	no gain or loss will be recognized by the Target Fund on the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund or the assumption by the Acquiring Fund of all liabilities of the Target Fund or upon the distribution of the shares of the Acquiring Fund to the Target Fund shareholders in exchange for their shares of the Target Fund, except that, immediately prior to the Merger, the Target Fund may be required to “mark-to-market” and thus recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;
•	the tax basis of the Target Fund’s assets acquired by the Acquiring Fund will be the same to the Acquiring Fund as the tax basis of such assets to the Target Fund immediately prior to the respective Merger, and the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund;
•	no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund;
•	no gain or loss will be recognized by shareholders of the Target Fund upon the receipt of the Acquiring Fund shares by such shareholders, provided such shareholders receive solely the Acquiring Fund shares (including fractional shares) in exchange for their Target Fund shares; and
•	the aggregate tax basis of the shares of the Acquiring Fund, including any fractional shares, received by each shareholder of the Target Fund pursuant to the Merger will be the same as the aggregate tax basis of the Target Fund shares held by such shareholder immediately prior to the Merger, and the holding period of the Acquiring Fund shares, including fractional shares, to be received by each shareholder of the Target Fund will include the period during which the Target Fund shares exchanged were held by such shareholder.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund.

Prior to the Closing Date, the Target Fund may pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any gains realized from any actual or deemed sales of assets prior to the closing date, which may be, but is likely not to be, attributable to portfolio transitioning. This distribution would be generally taxable to shareholders that are subject to tax.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses), if any, of the Target Fund, which may be subject to tax loss limitation rules for the Target Fund if it undergoes an “ownership change” for U.S. federal income tax purposes as a result of the Merger. In that event, the Code will generally limit the amount of pre-ownership change losses of the Target Fund that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of the Target Fund, with certain adjustments, immediately prior to the Merger and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition. In addition, for five years beginning on the Closing Date of the Merger, the Acquiring Fund will not be allowed to offset certain pre-Merger built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund. Due to the operation of the foregoing tax loss limitation rules, it is possible that shareholders of the Target Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Merger.

Shareholders of the Target Fund should consult their tax advisers regarding the effect, if any, of the Merger in light of their individual circumstances. Since the foregoing discussion relates only to the U.S. federal income tax consequences of the Merger, shareholders of the Target Fund should also consult tax advisers as to state and local tax consequences, if any, of the Merger.

Securities to Be Issued, Key Differences in Shareholder Rights

The Acquiring Fund is organized as a separate series of the Janus Trust, a Massachusetts business trust, and is governed by the Amended and Restated Agreement and Declaration of Trust dated March 18, 2003, as amended from time to time (the “Janus Trust Instrument”) and Bylaws (together with the Janus Trust Instrument, the “Janus Governing Documents”).

The Target Fund is organized as a separate series of the Henderson Trust, a Delaware statutory trust, and is governed by a Declaration of Trust dated May 11, 2001, as amended from time to time (the “Henderson Trust Instrument”) and Bylaws (together with the Henderson Trust Instrument, the “Henderson Governing Documents” and together with the Janus Governing Documents, the “Governing Documents”).

The following is a discussion of certain important provisions of the Governing Documents and governing laws of the Target Fund and the Acquiring Fund, but is not a complete description thereof and is qualified by any requirements of applicable law, including the 1940 Act. Further information about the Target Fund’s governance structure is contained in its Statement of Additional Information, which is on file with the SEC and incorporated by reference into this Proxy Statement/Prospectus insofar as it relates to the Target Fund, and the Henderson Governing Documents, which are on file with the SEC. Additionally, a comparison of certain provisions of the Delaware Statutory Trust Act and the Massachusetts Business Trust Law is provided in Appendix E to this Proxy Statement/Prospectus.

Shares. When issued and paid for in accordance with the applicable prospectus, shares of both the Target Fund and the Acquiring Fund are fully paid and non-assessable, have no preemptive or subscription rights and are freely transferable. Each share of both the Target Fund and the Acquiring Fund represents an equal interest in such entity. Shares of each of the Target Fund and the Acquiring Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that entity as are declared by the Board of Trustees overseeing such entity, although such distributions may vary in amount among the classes of each entity, as determined such Board of Trustees. Such distributions may be in cash, in additional shares of such entity or a class thereof, as applicable, or a combination of cash and such additional shares, as determined by the Fund’s Board of Trustees or pursuant to any program that such Board of Trustees may have in effect at the time for the election by each shareholder of the mode of the making of such dividend or distribution to that shareholder. In any liquidation of the Target Fund or the Acquiring Fund, each shareholder is entitled to receive his or her pro rata share of the net assets attributable to such entity, after satisfaction of all outstanding liabilities attributable to such entity. Each of the Funds has the right to redeem, at the then current NAV, the shares of any shareholder whose account does not meet certain minimum requirements as described in the Funds’ prospectuses and also included in Appendix C to this Proxy Statement/Prospectus with respect to the Acquiring Fund.

Organization and Governing Law. The Target Fund is organized as separate series of a Delaware statutory trust (“DST”), pursuant to the Delaware Statutory Trust Act, and is governed by the Henderson Governing Documents and its business and affairs are managed under the supervision of the Henderson Trustees. The Acquiring Fund is organized as a separate series of a Massachusetts business trust, pursuant to the Massachusetts Business Trust Law, and is governed by the Janus Governing Documents and its business and affairs are managed under the supervision of the Janus Trustees.

Each Fund is subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder. A comparison of certain provisions of the Delaware Statutory Trust Act and the Massachusetts Business Trust Law is provided in Appendix E to this Proxy Statement/Prospectus.

Shareholder Meetings and Rights of Shareholders to Call a Meeting. Neither the Target Fund nor the Acquiring Fund is required to hold annual shareholders’ meetings under the Henderson Governing Documents or Janus Governing Documents, as applicable.

The Henderson Trust Instrument and the Janus Trust Instrument generally provide that meetings of shareholders may be called for any purpose by a majority of the Trustees. In addition, the Henderson Governing Documents and the Janus Governing Documents provide that shareholders may call a special meeting of shareholders under certain circumstances. Each provides that shareholders holding at least 10% of the shares then outstanding and entitled to vote on a matter may call and give notice of a special meeting relating to such matter if the Trustees have not called or given notice of such meeting for a period of 30 days after written application by shareholders holding at least 10% of the shares outstanding and entitled to vote on such matter.

Submission of Shareholder Proposals. Neither the Henderson Trust nor the Janus Trust has provisions in its Governing Documents requiring that a shareholder provide notice to the applicable entity in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to each of the Target Fund and the Acquiring Fund, require that certain conditions be met to present any proposals at shareholder meetings, as described in the proxy rules of the SEC. Under such rules, shareholder proposals that meet certain conditions may be included in a fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the applicable fund’s securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the fund began to print and mail the relevant proxy statement in order to be included in such proxy statement. A proposal submitted for inclusion in a fund’s proxy material for the next special meeting after the meeting to which such fund’s current proxy statement relates must be received by the fund within a reasonable time before the fund begins to print and mail the proxy materials for that meeting. Failure to satisfy these requirements may result in a shareholder not being able to present a proposal at a meeting.

Quorum. For the Target Fund, a quorum will exist if shareholders of one-third (33  1⁄3%) of the outstanding shares entitled to vote are present at the meeting in person or by proxy. For the Acquiring Fund, a quorum will exist if shareholders of thirty percent (30%) of the outstanding shares entitled to vote are present at the meeting in person or by proxy.

Number of Votes; Aggregate Voting. The Janus Trust Instrument provides that each shareholder is entitled to one vote for each dollar of NAV attributable to such shareholder, and a fractional vote for each fraction of a dollar of NAV attributable to such shareholder. The Henderson Trust Instrument provides that each shareholder is entitled to one vote for each whole share that they hold, and a fractional vote for each fractional share that they hold.

Each of the Governing Documents provides that shareholders are not entitled to cumulative voting in the election of Trustees and that all shares of all series and classes of the applicable trust shall be voted together as a single class, except (1) when required by the 1940 Act or the instrument establishing a certain series or class and (2) with respect to matters affecting the holders of the interests of one or more series (or classes), then only the shareholders of all such affected series (or classes) are entitled to vote on such matters.

Right to Vote. The 1940 Act provides that shareholders of each of the Target Fund and the Acquiring Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. Shareholders of each of the Target Fund and the Acquiring Fund also have the right to vote on certain matters affecting such entity or a particular share class thereof under the Henderson Governing Documents and Janus Governing Documents, respectively. The following summarizes the matters on which the shareholders of such entities have a right to vote under the Governing Documents as well as the minimum shareholder vote required to approve the matter. For matters on which shareholders of a certain entity do not have a right to vote, the Board of Trustees of such entity may nonetheless determine to submit the matter to shareholders for approval. Where referenced below, the phrase “Majority Shareholder Vote” means the “majority of the outstanding voting securities” as defined by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

•	Election and Removal of Directors/Trustees. The shareholders of each of the Target Fund and the Acquiring Fund are only entitled to vote for the election of Trustees under the Governing Documents to the extent such a vote is required by the 1940 Act. In such instances Trustees are elected by a plurality vote. With respect to each of the Target Fund and the Acquiring Fund, pursuant to the Governing Documents, any Trustee may be removed by a vote of two-thirds of the outstanding shares of such Trust. With respect to the Acquiring Fund as set forth in the Janus Trust Instrument, a Trustee may also be removed pursuant to a written declaration signed by two-thirds of the outstanding shares and filed with the Trust’s custodian.

•

Amendment of Governing Instruments. Generally, the Trustees of either of the Henderson Trust or Janus Trust have the right to amend, from time to time, the Governing Documents relating to each such entity, subject to the requirements of applicable law, including the 1940 Act. Additionally, under the Janus Trust Instrument, shareholders have the right to vote on any amendment to such instrument that would materially adversely affect their rights as shareholders. Any such amendment requires the vote of a majority of the outstanding shares entitled to vote. Under the Henderson Trust Instrument, shareholders have the right to vote on any amendment to such instrument that would change any rights with respect to any interest in the corresponding Trust by (1) reducing the amount payable thereon upon liquidation of such Trust, (2) repealing the limitations on personal liability of any holder or Trustee, or (3) diminishing or eliminating any voting rights pertaining to such interest. Any such amendment requires a Majority Shareholder Vote.

•	Mergers and Reorganizations. Subject to the requirements of applicable law, including the 1940 Act, the Janus Trust Instrument provides that any merger, consolidation or transfer of a substantial portion of its assets or another entity’s assets to it, requires the approval of a majority vote of the Trustees and only notice to, but not approval of, the shareholders of the applicable class or series. The Henderson Trust Instrument, in addition to the requirements of applicable law, including the 1940 Act, provides that a merger, consolidation or sale, lease or exchange of substantially all of its assets, requires the authorization of a majority of the Trustees and a Majority Shareholder Vote or an instrument in writing consented to by the holders of at least 50% of the total interests of the Trust or series, as applicable.

•	Liquidation of a Fund. The Janus Trust Instrument allows a series (or class thereof) of the corresponding Trust to be liquidated by the Trustees and only notice to, but not the approval of, the shareholders. The Henderson Trust Instrument similarly requires only notice to, but not the approval of, the shareholders to liquidate a series (or class thereof) of the corresponding Trust; however, if that liquidation is effectuated by any sale, conveyance, assignment, exchange, or other disposition of all or substantially all of the series (or class thereof) of the corresponding Trust’s assets, a Majority Shareholder Vote is required.

Liability of Shareholders. Shareholders of a Delaware statutory trust are not liable for the obligations of the trust. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation on liability afforded to shareholders of a Delaware statutory trust from the Massachusetts business trust’s liabilities. Thus, under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, each of the Janus Trust Instrument and the Henderson Trust Instrument provides that shareholders will not be subject to personal liability for the obligations of the Trust and are to be held harmless indemnified by the Trust or series, as applicable, if any shareholder is personally held liable for the obligations of such Trust or series solely by reason of being a shareholder thereof.

Liability of Directors/ Trustees and Officers. Trustees of a Delaware statutory trust are not liable for the obligations of the trust when acting in such capacity. Trustees of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation on liability afforded to Trustees of a Delaware statutory trust from the Massachusetts business trust’s liabilities. Thus, under Massachusetts law, Trustees could, under certain circumstances, be held liable for the obligations of the Acquiring Fund. However, consistent with the 1940 Act, each of the Janus Trust Instrument and the Henderson Trust Instrument provides that no Trustee, officer, employee or agent of the Funds shall be subject to any personal liability in connection with the assets or affairs of the relevant Trusts, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office or the discharge of his or her functions (“Disqualifying Conduct”).

Indemnification. The Janus Trust Instrument provides that the Trust or series, as applicable, shall indemnify each of the Trustees, members of the advisory board and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each, a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved, or threatened to be involved, as a party or otherwise, while in office or thereafter, by reason of being or having had such position with respect to the Trust, except with respect to Disqualifying Conduct by such Covered Person. Such a determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified did not engage in Disqualifying Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disqualifying Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee did not engage in Disqualifying Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19) of the 1940 Act (collectively, “Non-interested Trustees”) nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be advanced by the series in question prior to the final disposition of any such action, suit or proceeding, provided that (i) the Covered Person shall have undertaken to repay the amounts so advanced if it is ultimately determined that indemnification of such expenses is not authorized under the Janus Trust

Instrument and (ii) the Covered Person provided security for such undertaking, (iii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iv) a majority of a quorum of the Trustees who are neither “interested persons” of the Trust nor parties to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. With respect to any matter disposed of by a compromise payment by any such Covered Person referred to above, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the Trustees who are neither “interested persons” of the Trust nor parties to the Proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its shareholders by reason of Disqualifying Conduct.

The Janus Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members. Additionally, each Non-interested Trustee of the Janus Trust has entered into an Indemnification Agreement with the Janus Trust, which agreement provides that the Janus Trust shall indemnify such Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer, employee or authorized agent of the Janus Trust to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The Indemnification Agreement cannot be altered without the consent of the applicable Non-interested Trustee and the Janus Trust. In addition, the Indemnification Agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient, and certain. In accordance with Section 17(h) of the 1940 Act, the Indemnification Agreement does not protect a Non-interested Trustee of the Janus Trust against any liability to the Janus Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Henderson Trust Instrument provides that the Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in a manner constituting Disqualifying Conduct; provided, however, that as to any matter disposed of by a compromise payment by such person, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in Disqualifying Conduct by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (but not a full trial-type inquiry), that he or she did not engage in such conduct or by a reasonable determination, based upon a review of the facts, that such person was not liable by reason of such Disqualifying Conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust nor parties to the proceeding, or (b) a written opinion from independent legal counsel approved by the Trustees. The rights accruing to any person pursuant to this under the provisions described in this paragraph shall not exclude any other right to which he or she may be lawfully entitled; provided that such indemnification is limited to the assets of the Trust or series, as applicable. The Trustees may make advance payments in connection with indemnification under these provisions, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

Capitalization

The following table shows, on an unaudited basis, the capitalization as of September 30, 2016 for the Target Fund and the Acquiring Fund, as well as pro forma capitalization for the Acquiring Fund assuming the Merger was completed as of September 30, 2016:

	Target Fund	Acquiring Fund	Adjustments(1)	Janus Global Technology Fund Pro Forma
Class A(2)
Net Assets	$83,220,553	$12,831,902	$(298,547)	$95,753,908
Net Asset Value Per Share	$25.17	$24.11	$—	$24.11
Shares Outstanding	3,306,121	532,225	133,199	3,971,545
Class C(2)
Net Assets	$62,766,113	$5,991,809	$(423,410)	$68,334,512
Net Asset Value Per Share	$21.74	$22.63	$—	$22.63
Shares Outstanding	2,887,328	264,773	(132,458)	3,019,643
Class D(2)
Net Assets	$—	$805,753,757	$1,076,214	$806,829,971
Net Asset Value Per Share	$—	$24.50	$—	$24.50
Shares Outstanding	—	32,887,822.00	43,927	32,931,749
Class S
Net Assets	$—	$5,934,853	$—	$5,934,853
Net Asset Value Per Share	$—	$23.87	$—	$23.87
Shares Outstanding	—	248,647	—	248,647
Class I(2)
Net Assets	$72,183,731	$41,814,133	$(21,709)	$113,976,155
Net Asset Value Per Share	$25.79	$24.65	$—	$24.65
Shares Outstanding	2,798,490	1,696,007	128,975	4,623,472
Class N / Class R6(2)(3)
Net Assets	$332,548	$—	$(282,548)	$50,000
Net Asset Value Per Share	$25.80	$—	$—	$24.41
Shares Outstanding	12,890.00	—	(10,842)	2,048
Class T
Net Assets	$—	$394,705,302	$—	$394,705,302
Net Asset Value Per Share	$—	$24.41	$—	$24.41
Shares Outstanding	—	16,169,365	—	16,169,365
Total Net Assets	$218,502,945	$1,267,031,756	$50,000	$1,485,584,701
Total Shares Outstanding	9,004,829	51,798,839	162,801	60,966,469
(1)	“Adjustments” reflect the issuance of shares of the Acquiring Fund to Target Fund investors.
(2)	Target Fund shareholders that hold shares directly will have the shares they receive in the Merger exchanged for Class D Shares of the Acquiring Fund following the Merger.
(3)	Class N shares relate to the Acquiring Fund, and Class R6 shares relate to the Target Fund. Class R6 shareholders of the Target Fund will receive Class N shares of the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional Investment Strategies and General Portfolio Policies

The Target Fund’s investment objective is to seek long-term appreciation primarily through investment in the equities of technology-related companies. The Acquiring Fund seeks long-term growth of capital. A Board of Trustees may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. Your Fund will notify you in writing at least 60 days before making any such change it considers material. In addition, a Fund will provide shareholders with at least 60 days’ notice prior to changing an 80% investment policy. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.

Unless otherwise stated, the following additional investment strategies and general policies apply to each Fund and provide further information including, but not limited to, the types of securities a Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that a Fund may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time. Except for the Funds’ policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Proxy Statement/Prospectus and/or the Funds’ respective SAIs normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” in Appendix D to this Proxy Statement/Prospectus includes descriptions of investment terms used throughout the Proxy Statement/Prospectus.

Cash Position. The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual — they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective. Investing defensively may adversely affect a Fund’s performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased performance of the Fund.

Common Stock. Unless its investment objective or policies prescribe otherwise, each Fund may invest substantially all of its assets in common stocks. The portfolio managers of each Fund generally take a “bottom up” approach to selecting companies in which to invest. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which a Fund may invest, and a Fund may at times have significant exposure to emerging markets. The portfolio managers may sell a holding if, among other things, the security reaches the portfolio managers’ price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

Emerging Markets. Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM.

High-Yield/High-Risk Bonds. A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. The Acquiring Fund may invest in high-yield/high-risk bonds. Each Fund may invest in high-yield/high-risk debt securities. To the extent the Acquiring Fund invests in high-yield/high-risk bonds, under normal circumstances, it will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.

Please refer to the “Explanation of Rating Categories” section of the Acquiring Fund’s SAI, which is incorporated by reference herein, for a description of bond rating categories.

Illiquid Investments. Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Board of Trustees of the Henderson Trust and Janus Trust, respectively, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

Initial Public Offerings. The Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded.

Portfolio Turnover. In general, each Fund intends to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. As part of their normal operations, the Funds may hold cash or invest a portion of their portfolio in short-term interest bearing U.S. dollar denominated securities, pending investments or to provide for possible redemptions. Such investments in such short-term debt securities can be sold easily and have limited risk of loss, but earn only limited returns. The Funds may also increase their cash holdings and/or such short-term investments in anticipation of a greater than normal number of shareholder redemptions.

The Acquiring Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a fund (including due to shareholder purchases and redemptions), the nature of a Fund’s investments, and the investment style of the portfolio manager. Changes are normally made in a Fund’s portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance.

Real Estate-Related Securities. Each Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.

Securities Lending. Each Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. A Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. Additionally, when a Fund lends its securities, voting rights, or rights to consent, with respect to loaned securities pass to the borrower. However, the Funds retain the right to call the loans at any time on reasonable notice.

The Acquiring Fund may earn income by investing its collateral in one or more affiliated or non-affiliated cash management vehicles. It is possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Acquiring Fund may lose money.

The Target Fund may retain all or a portion of the interest received on investing cash collateral or receiving a fee from a borrower. The Target Fund may call the loans at any time on reasonable notice in order that the securities may be voted by the Target Fund if the holders of such securities are asked to vote upon or consent to matters that the Henderson Adviser believes might materially affect the investment.

The Funds may also call such loans in order to sell the securities involved. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and a Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to a Fund. Janus Adviser intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

Short Sales. The Acquiring Fund may engage in short sales. No more than 10% of its net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Acquiring Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Acquiring Fund would be required to borrow the security to make delivery to the buyer and then remain obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund’s losses are potentially unlimited in a short sale transaction. A fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in the fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund’s performance.

The Acquiring Fund may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Acquiring Fund to similar risks. To the extent that a fund enters into short derivative positions, it may be exposed to risks similar to those associated with short sales, including the risk that the fund’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on a fund, which may increase its volatility.

The Target Fund’s prospectus does not expressly address the Target Fund’s ability to enter into short sale transactions.

Special Situations. The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Acquiring Fund’s portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Funds’ performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.

Swap Agreements. The Funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their portfolios from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms” in Appendix D to this Proxy Statement/Prospectus.

Other Types of Investments. Unless otherwise stated within its specific investment policies, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies that are not intended to be principal investment strategies of either Fund. If successful, they may benefit a Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s investment objectives. These securities and strategies may include:

•	debt securities (such as bonds, notes, and debentures)
•	preferred stocks and securities convertible into common stocks or preferred stocks
•	indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
•	various derivative transactions (which could comprise a significant percentage of a fund’s portfolio) including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•	securities purchased on a when-issued, delayed delivery, or forward commitment basis
•	equity and fixed-income securities issued in private placement transactions; and
•	the Acquiring Fund’s strategy may include exchange-traded funds.

For a description of each Fund’s investment policies, refer to each Fund’s prospectus, which is incorporated by reference herein, and available upon request without charge.

Fundamental Investment Policies and Restrictions

Each Fund has certain additional fundamental investment policies and restrictions that can only be changed with shareholder approval, which are substantially similar, except for the Target Fund’s fundamental policy to concentrate its investments in technology-related industries. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. If Target Fund shareholders approve the Merger, they will become shareholders of the Acquiring Fund, which will continue to have the same fundamental investment restrictions described below and thus will no longer be shareholders in a fund that has a fundamental investment policy of concentrating its investments in technology-related industries and that can borrow money for purposes of leveraging and investment. The Acquiring Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. The Janus Adviser can change this policy with approval of the Janus Trustees, and after giving at least 60 days’ notice to shareholders. No shareholder vote is needed. The following is intended to compare the Funds’ fundamental investment policies and restrictions. This information is qualified in its entirety by the SAI of each Fund, which is incorporated herein by reference as appropriate:

Target Fund	Acquiring Fund
The Fund may not:	The Fund may not:

• issue senior securities, except as permitted under the 1940 Act;	• issue “senior securities” in contravention of the 1940 Act;

• borrow money, except as permitted under the 1940 Act;

•    borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions;

• engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;	• act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities;

•    purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund’s ownership of securities;

• invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses;

•    purchase commodities or contracts relating to commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Fund’s Prospectus and the SAI, each of which is incorporated herein by reference;

•    purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities);

•    make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans; or

•    lend any security or make any other loan if, as a result, more than one-third of the Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests); or

•    as a general matter, invest more than 25% of its total assets in any one industry provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to this limitation except that the Target Fund will invest more than 25% of its total assets in technology-related industries.

• invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities)

No comparable fundamental restriction; however, the Fund is also “diversified,” as defined in the 1940 Act and, pursuant to the 1940 Act, cannot change its designation to “non-diversified” without shareholder approval.

With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if:

•    such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or

•    such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Target Fund	Acquiring Fund
No comparable fundamental policy.	Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

Additional investment policies and restrictions of the Acquiring Fund and the Target Fund, which are not fundamental, are set forth in Appendix B to this Proxy Statement/Prospectus.

Additional Risks of the Funds

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. Because the Funds normally will invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. The following information is intended to help you better understand some of the risks of investing in the Funds. This information also includes descriptions of other risks a Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before voting on the Plan, you should consider carefully the risks that you assume when investing in the Acquiring Fund.

For a complete description of each Fund’s risks, refer to each Fund’s prospectus, which is incorporated by reference herein, and available upon request without charge.

Common Stock Risk. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

The value of stocks that trade at a higher multiple of current earnings than other stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the portfolio managers’ assessment of the prospects for a company’s earnings growth is wrong, or if the portfolio managers’ judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the portfolio managers have placed on it.

Companies whose stock the portfolio managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the portfolio managers’ assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio managers have placed on it.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The Acquiring Fund intends to enter into financial transactions with counterparties that the Janus Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Janus Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Cyber Security Risk. The Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting a Fund or its investment adviser, subadviser, custodian, transfer agent, intermediaries and other third-party service provides may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Fund enters into short derivative positions, a Fund may be exposed to risks similar to those associated with short sales, including the risk that a Fund’s losses are theoretically unlimited.

Forward Foreign Currency Exchange Contract Risk. Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact a Fund’s performance. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Fund, which will expose the Fund to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to a Fund and may force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent a Fund from divesting of a forward currency contract at the optimal time.

Emerging Markets Risk. Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM. To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Fund invests in Chinese local market securities. Some of the risks of investing directly in foreign and emerging market securities may be reduced when a Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

Eurozone Risk. A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Exchange-Traded Funds Risk. The Acquiring Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the NAV of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. The ETFs in which the Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Acquiring Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk.

Foreign Exposure Risk. Each Fund invests in foreign equity and debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include currency risk, political and economic risk, regulatory risk, foreign market risk, geographic investment risk, and transaction costs.

Impact of Actions by Other Shareholders. The Funds pool the investments of many investors. Actions by one investor or multiple investors may have an impact on a Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax.

Industry Risk. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Fund’s exposure to industry risk. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

Initial Public Offering Risk. A Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Funds, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain Funds’ performance in the past, there can be no assurance that the Funds will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Management Risk. The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results. A Fund may underperform its benchmark index or other mutual funds with similar investment objectives.

Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/ or economic conditions. If this occurs, a Fund’s share price may also decrease.

The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s use of derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.

A Fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (“junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on a fund with a small asset base and the fund may not experience similar performance as its assets grow.

Market Risk. The value of a Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.

Money Market Fund Investment Risk. By investing in a money market fund, the Funds will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. A Fund, through its investment in a money market fund, may not achieve its investment objective. To the extent a Fund transacts in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share NAV at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.

In July 2014, the SEC adopted amendments to its rules governing the operation of money market funds intended to address perceived systemic risks associated with money market funds and to improve transparency to money market fund investors. These amendments may affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund (e.g., U.S. government money market funds are exempt from a number of the changes required by these amendments) and type of investors (e.g., retail or institutional). The new rules will require, among other things, certain money market funds to cease using the amortized cost method to value their shares and to cause transactions in shares of these funds to be effected using the fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00) (together, the “floating NAV amendments”). The floating NAV amendments are intended to cause the values of shares of affected funds to float (i.e., change) over time with the market values of the fund’s portfolio securities. Certain funds, such as those that only offer their shares to natural persons and those that invest almost exclusively in cash, obligations of the U.S. government, and repurchase agreements collateralized by obligations of the U.S. government, are not subject to the floating NAV amendments.

The SEC also adopted amendments that would permit the board of trustees of a money market fund to impose a liquidity fee of up to 2% of a shareholders redemption request (any such fee a “temporary liquidity fee”) and/or suspend redemptions for a period of up to 10 days in certain circumstances. The rule amendments require the imposition of a temporary liquidity fee whenever 90% or more of a money market fund’s portfolio is comprised of assets that are other than cash, direct obligations of the U.S. government or securities that convert into cash within one week, unless the fund’s board of trustees determines that such a fee is not in the fund’s best interests.

Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. There can be no assurance that a Fund’s investments in money market funds will not be adversely affected by the amendments or by additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.

In addition to the fees and expenses that a Fund directly bears, the Fund indirectly bears the fees and expenses of any money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of a Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses section set forth in the Target Fund’s prospectus.

Real Estate Securities Risk. To the extent the Acquiring Fund holds equity and/or debt securities of real estate-related companies, the Acquiring Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If the Acquiring Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.

Regulatory and Legal Risk. U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Funds, the strategies used by the Funds or the level of regulation or taxation applying to the Funds (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operation of a Fund, as well as the way investments in, and shareholders of, the Fund are taxed.

REIT Risk. To the extent that the Acquiring Fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which the Acquiring Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.

Rule 144A Securities Risk. The Acquiring Fund may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with guidelines established by the Funds’ Trustees. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively a Fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, a Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.

Small- and Mid-Sized Companies Risk. A Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.

Sovereign Debt Risk. The Acquiring Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss of following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investments in the securities and debt of distressed issuers or issuers in default involves far greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or pay its principal obligations in full. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.

Other Comparative Information about the Funds

Investment Adviser

The Janus Adviser, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Acquiring Fund and will continue as the investment adviser to the Acquiring Fund following the Merger. The Janus Adviser also provides certain management and administrative services and is responsible for other business affairs of the Acquiring Fund and will provide the same services to the Acquiring Fund following the Merger.

The Janus Adviser and the Janus Trust have received an exemptive order from the SEC that permits the Janus Adviser, subject to the approval of the Janus Trustees, to appoint or replace certain sub-advisers to manage all or a portion of a fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain sub-advisers without obtaining shareholder approval (a “manager-of-managers structure”). The shareholders of the Acquiring Fund are being asked to approve implementation of a manager-of-managers structure via a separate proxy solicitation. The manager-of-managers structure would apply to sub-advisers that are not affiliated with the Acquiring Fund or the Janus Adviser (“non-affiliated sub-advisers”), as well as any sub-adviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940) of the Janus Adviser or of another company that, indirectly or directly, wholly owns Janus (collectively, “wholly-owned sub-advisers”).

Pursuant to the order, and upon obtaining approval from Acquiring Fund shareholders, the Janus Adviser, with the approval of the Janus Trustees, would have the discretion to terminate any sub-adviser and allocate and, as appropriate, reallocate the Acquiring Fund’s assets among the Janus Adviser and any other non-affiliated sub-advisers or wholly-owned sub-advisers (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser). The Janus Adviser, subject to oversight and supervision by the Janus Trustees, would have responsibility to oversee any sub-adviser to the Acquiring Fund and to recommend for approval by such Board of Trustees, the hiring, termination, and replacement of a sub-adviser for the Acquiring Fund. The order also permits the Acquiring Fund to disclose sub-advisers’ fees only in the aggregate in the SAI. In the event that the Janus Adviser hires a new sub-adviser pursuant to the manager-of-managers structure, the Acquiring Fund would provide shareholders with information about the new sub-adviser and sub-advisory agreement within 90 days.

The Janus Adviser furnishes certain administration, compliance, and accounting services for the Acquiring Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent the Janus Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus and/or its affiliates may serve as officers of the Janus Trust. Janus provides office space for the Acquiring Fund. Some expenses related to compensation payable to the Janus Trust’s Chief Compliance Officer and compliance staff are shared with other Janus funds. The Acquiring Fund, along with other Janus funds, also pays for some or all of the salaries, fees, and expenses of certain Janus employees and/or Janus affiliates and Janus

Trust officers, with respect to certain specified administration functions they perform on behalf of the Acquiring Fund. The Acquiring Fund, along with other Janus funds, pays these costs based on out-of-pocket expenses incurred by the Janus Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Janus Adviser provides to the Acquiring Fund. These arrangements are anticipated to remain in place with respect to the Acquiring Fund following completion of the Merger, except that shared expenses generally will be shared not only with other Janus funds but also with legacy Henderson funds.

The Henderson Adviser, 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611-6652, is the investment adviser to the Target Fund. The Henderson Adviser acts as the Target Fund’s adviser, oversees the management of its investments, and administration of its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the trust if elected to such positions. In addition to the advisory fee, the Target Fund pays the expenses of its operations, including a portion of the trust’s general administrative expenses, allocated on the basis of a Fund’s relative net assets. Expenses that are borne directly by the Target Fund include, but are not limited to, the following: fees and expenses of independent registered public accounting firm, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating NAV, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying Target Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

Target Fund Investment Personnel

A team of investment professionals consisting of Stuart O’Gorman and Graeme Clark works together to implement the investment process at the Target Fund. This team of investment personnel will not continue as the portfolio managers of the Acquiring Fund upon the closing of the Merger.

Stuart O’Gorman is Co-Portfolio Manager and Director of Technology Investments of Henderson Global Technology Fund, which he has co-managed since its inception in 2001. Mr. O’Gorman was appointed Director of Technology Investment when he joined Henderson in 2001 and has 20 years’ industry experience. Prior to joining Henderson, Mr. O’Gorman worked as a specialist technology manager at Scottish Equitable Asset Management (now known as Aegon UK). He holds a Masters degree in Financial Economics and a Diploma in Investment Analysis from the University of Dundee and University of Stirling respectively.

Graeme Clark is Co-Portfolio Manager of Henderson Global Technology Fund, which he has co-managed since 2014. Mr. Clark joined Henderson Global Investors in 2013. He has more than 20 years’ experience in the financial industry. In 1994, Mr. Clark began his career at Ernst & Young as an Audit Senior. He later held the position of Senior Analyst covering European Software and IT Services for ING and Jefferies. Mr. Clark graduated with honors from the University of Edinburgh with a degree in Accountancy and Business. He has a CFA UK Level 4 Certificate in Investment Management and is a member of the Institute of Chartered Accountants in Scotland.

Acquiring Fund Investment Personnel

Co-Portfolio Managers Denny Fish, Brinton Johns, and J. Bradley Slingerlend are responsible for the day-to-day management of the Acquiring Fund. Mr. Slingerlend, as lead Portfolio Manager, has the authority to exercise final decision-making on all investment decisions. Upon the closing of the Merger, the Acquiring Fund will be managed by these investment personnel.

Denny Fish is Executive Vice President and Co-Portfolio Manager of Janus Global Technology Fund, which he has co-managed since January 2016. Mr. Fish is also Portfolio Manager of other Janus accounts and performs duties as a research analyst. He initially joined Janus Adviser in 2007 as a research analyst and left in 2014. From April 2014 to December 2015, Mr. Fish was an investment analyst and co-portfolio manager at RS Investments. Mr. Fish re-joined Janus Adviser in January 2016. Mr. Fish holds a Bachelor of Science degree in Civil Engineering from the University of Illinois and a Master of Arts degree from the University of Southern California Marshall School.

Brinton Johns is Executive Vice President and Co-Portfolio Manager of Janus Global Technology Fund, which he has co-managed since January 2014. Mr. Johns is also Portfolio Manager of other Janus accounts and performs duties as a research analyst. He joined Janus Adviser in 2000. Mr. Johns holds a Bachelor of Business Administration degree in Business Management from the University of Texas at Arlington and a Master of Arts degree in Biblical/Christian Studies from Denver Seminary.

J. Bradley Slingerlend, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Global Technology Fund, which he has managed or co-managed since May 2011. Mr. Slingerlend is also Portfolio Manager of other Janus accounts. He initially joined Janus Adviser in 2000 as a research analyst and left in 2007. Mr. Slingerlend re-joined Janus Adviser in November 2007 as an equity research analyst. Mr. Slingerlend holds Bachelor of Arts degrees in Economics and Astrophysics from Williams College. Mr. Slingerlend holds the Chartered Financial Analyst designation.

The Acquiring Fund’s SAI, dated January 28, 2016 and the Target Fund’s SAI, dated November 30, 2016, each of which is incorporated by reference herein, provide information about the compensation structure for each respective Fund’s investment personnel and other accounts managed, as well as the range of their individual ownership of securities of the specific Fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by Janus or Henderson, as the case may be.

Management Expenses

Each Fund pays its investment adviser a management fee and incurs expenses, including the distribution and shareholder servicing fees (Rule 12b-1 fee), administrative services fees and out-of-pocket expenses payable pursuant to a transfer agency agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent trustees’ fees and expenses. Each Fund’s advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Following the Merger, the Acquiring Fund will pay the Janus Adviser an investment advisory fee rate in accordance with the contractual fee schedule that is identical to the investment advisory fee rate paid under that same contractual fee schedule currently paid by the Acquiring Fund to the Janus Adviser.

The following table reflects both the Target Fund’s and the Acquiring Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Target Fund and the Acquiring Fund (gross and net of fee waivers, if applicable) for the twelve-month period ended July 31, 2016 and September 30, 2016, respectively. The investment advisory fee rate is aggregated to include all advisory fees paid by the Target Fund. Neither Fund’s investment advisory fee is based on the Fund’s performance.

The Target Fund pays a management fee to the Henderson Adviser at an annual rate of the Target Fund’s average daily net assets, specifically 0.90% for the first $1 billion and 0.80% for the balance thereafter, calculated daily and paid monthly. The Henderson Adviser pays a sub-advisory fee, from its advisory fee, to the Henderson Sub-adviser for managing the Target Fund. The Acquiring Fund pays the Janus Adviser an investment advisory fee at the annual rate of 0.64% of the Acquiring Fund’s average daily net assets, calculated daily and paid monthly. The final column shows the actual amount of the investment advisory fee rate paid by both the Target Fund and the Acquiring Fund for the twelve-month period ended July 31, 2016 and September 30, 2016, respectively, which includes any applicable fee waiver.

Fund Name	Average Daily Net Assets	Contractual Investment Advisory Fee (annual rate)	Actual Investment Advisory Fee Rate
Target Fund	For the first $1 billion	0.90%	0.90%(1)(2)
	For the balance thereafter	0.80%
Acquiring Fund	All Asset Levels	0.64%	0.64%(3)(4)
Janus Global Technology Fund (post-Merger)	All Asset Levels	0.64%	0.64%(4)(5)
(1)	Information is shown for the twelve-month period ended July 31, 2016.
(2)	The Henderson Adviser has agreed to waive its management fee and, if necessary, will reimburse other operating expenses as described under “Expense Limitations” in this Proxy Statement/Prospectus.
(3)	Information is shown for the twelve-month period ended September 30, 2016.
(4)	The Janus Adviser has agreed to waive its investment advisory fee and/or reimburse certain Fund expenses, as described under “Expense Limitations” in this Proxy Statement/Prospectus.
(5)	On a pro forma basis assuming consummation of the Merger as of the first day of the twelve-month period ended September 30, 2016.

A discussion regarding the basis for the approval of the Board of Trustees of the Henderson Trust and Janus Trust, respectively, of each of the Target Fund’s and the Acquiring Fund’s investment advisory agreement is included in its respective annual or semiannual report to shareholders. You can request their annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Shares directly) for information about the Acquiring Fund or a Henderson representative at 1-866-3HENDERSON (or 1-866-343-6337) for information about the Target Fund. The Acquiring Fund’s reports are available free of charge at janus.com/info (or janus.com/reports if you hold Shares directly). The Target Fund’s reports are available free of charge at www.henderson.com, or by sending a written request to Henderson Global Funds at P.O. Box 8391, Boston, MA 02266-8391.

Financial Highlights

The financial highlights for the Acquiring Fund are incorporated herein by reference to the Acquiring Fund’s annual report for the fiscal year ended September 30, 2016. The financial highlights for the Target Fund are incorporated herein by reference to the Target Fund’s annual report for the fiscal year ended July 31, 2016.

Conflicts of Interest

The Janus Adviser and the Henderson Adviser each manage many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, the Janus Adviser is the adviser to the Janus “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus. Because the Janus Adviser is the adviser to the Janus “funds of funds” and other Janus funds, including the Janus Trust, it is subject to certain potential conflicts of interest when allocating the assets of a Janus “fund of funds” among such Janus funds. To the extent that a Fund is an underlying fund in a Janus “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus “fund of funds” to that Fund. Purchases and redemptions of fund shares by a Janus “fund of funds” due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus “fund of funds” could cause actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ combined SAI, which is incorporated by reference herein.

Pricing of Fund Shares

The Funds calculate their respective NAV per share at the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Time) each business day. For additional information about calculation of NAV, please refer to Appendix C to this Proxy Statement/Prospectus.

Purchase of Fund Shares

A detailed description of the Acquiring Fund’s policy with respect to purchases is available in Appendix C to this Proxy Statement/Prospectus.

Redemption of Fund Shares

A detailed description of the Acquiring Fund’s policy with respect to redemptions is available in Appendix C to this Proxy Statement/Prospectus.

Dividends and Distributions

A detailed description of the Acquiring Fund’s policy with respect to dividends and distributions is available in Appendix C to this Proxy Statement/Prospectus.

Frequent Purchases and Redemptions

A detailed description of the Acquiring Fund’s policies with respect to frequent trading of Fund shares is available in Appendix C to this Proxy Statement/Prospectus.

Tax Consequences

A detailed description of the U.S. federal income tax consequences of buying, holding, exchanging, and selling the Acquiring Fund’s shares is available in Appendix C to this Proxy Statement/Prospectus.

Distribution Arrangements

A detailed description of the Acquiring Fund’s distribution arrangements is available in Appendix C to this Proxy Statement/Prospectus.

For a description of the Target Fund’s policies with respect to pricing, purchases, redemptions, dividends and distributions, frequent trading of Fund shares, tax consequences of buying, holding, exchanging and selling Fund shares, and distribution arrangements, refer to the Target Fund’s prospectus, which is incorporated by reference herein, and available upon request without charge.

Trustees and Officers

The following individuals currently comprise the Board of Trustees of the Janus Trust: Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart, and Linda S. Wolf. Each Janus Trustee is independent of the Janus Adviser, Janus Distributors LLC, and the Janus Trust. The officers of the Janus Trust are disclosed in the Acquiring Fund’s SAI which is incorporated herein by reference and has been filed with the SEC.

The following individuals comprise the Board of Trustees of the Henderson Trust: James W. Atkinson, Barbara L. Lamb, J. Marshall Peck, Diane L. Wallace, James G. O’Brien, and Charles Thompson II. James G. O’Brien and Charles Thompson II are interested persons of the Henderson Trust, as defined in Section 2(a)(19) of the 1940 Act. James W. Atkinson, Barbara L. Lamb, J. Marshall Peck, and Diane L. Wallace are each independent of the Henderson Adviser, Henderson Distributors, and the Henderson Trust. The officers of the Henderson Trust are disclosed in the Target Fund’s SAI, which is incorporated herein by reference and has been filed with the SEC.

In connection with the Parent Company Transaction, the Janus Board has sought to increase its size and has nominated Diane L. Wallace (the “Trustee Nominee”) to stand for election as a Janus Trustee. Further, the remaining Henderson Trustees are expected to serve in an advisory capacity for a transaction period following the Merger. In a separate proxy statement or proxy statement/prospectus, the Janus Board has requested that shareholders of the Janus Trust vote to elect the Trustee Nominee. If elected, the Trustee Nominee will serve as a Janus Trustee until the next meeting of the shareholders of the Janus Trust, if any, called for the purpose of electing all Janus Trustees or until the election and qualification of a successor. If a Janus Trustee sooner dies, resigns, retires (required at end of calendar year in which the Janus Trustee turns age 75), or is removed as provided in the organizational documents of the Janus Trust, the Janus Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position.

The Trustee Nominee was unanimously approved by the Janus Board to stand for election, upon a recommendation from the Janus Trust’s Nominating and Governance Committee, a committee consisting entirely of Janus Trustees who are not “interested persons” of the Janus Trust, Janus, or Henderson, as defined in section 2(a)(19) of the 1940 Act (the “Janus Independent Trustees”), and the nominations were approved by all of the current Janus Independent Trustees. Among other things, the Janus Board considered Ms. Wallace’s background and experience in the financial services industry, including with the Henderson funds, and determined that the addition of Ms. Wallace to the Janus Board would provide valuable continuity and enhance the Janus Board’s oversight of the Funds following the completion of the Transaction.

Independent Registered Public Accounting Firm

[to be updated by amendment]

Fund Administrator

State Street Bank and Trust Company (“State Street”) serves as administrator to the Target Fund. The Janus Adviser serves as administrator to the Acquiring Fund.

The Janus Adviser will remain the administrator of the Acquiring Fund following completion of the Merger.

Transfer Agent

State Street serves as transfer agent and dividend disbursing agent for the Target Fund. Janus Services serves as transfer agent for Acquiring Fund.

The Janus Adviser will remain the transfer agent of the Acquiring Fund following completion of the Merger.

The Board of Trustees of the Henderson Trust unanimously recommends that shareholders of each Target Fund vote FOR approval of the Plan.

ADDITIONAL INFORMATION

Quorum and Voting

Shareholders of each class of shares issued by the Target Fund will vote together as a single class at the Meeting on the proposal. Each holder of a whole or fractional share shall be entitled to one vote for each whole share or a proportionate fractional vote for each fractional share held in such shareholder’s name. Holders of one-third of the shares in the Target Fund, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. Any lesser number is sufficient for postponements or adjournments. In the event that the necessary quorum to transact business or the vote required to approve the Merger is not obtained at the Meeting, the persons named as proxies may propose one or more postponements or adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such postponement or adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Fund, present in person or by proxy at the Meeting. The persons named as proxies will vote the proxies, in accordance with applicable law, in favor of postponement or adjournment if they determine additional solicitation is warranted and in the interests of the Target Fund’s shareholders.

If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company, or other financial intermediary, that financial intermediary may request that you instruct it how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the broker or nominee, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Because brokers will not have discretionary voting power with respect to the Plan, which is the only proposal being presented at the Meeting, there will not be any “broker non-votes” at the Meeting. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present but do not represent votes cast in favor of an adjournment, postponement, or the Plan. Accordingly, assuming the presence of a quorum, abstentions will have the same effect as a vote against the Plan.

Approval of the Plan will require the affirmative vote of a “majority of the outstanding voting securities” of the Target Fund within the meaning of the 1940 Act. This means the lesser of (1) 67% or more of the shares present at the applicable Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

Share Ownership

The following table shows, as of the Record Date, the number of outstanding shares and net assets of each class of the Funds. Shareholders of the Acquiring Fund will not vote on the Plan.

Fund	Total Number of Shares Outstanding	Net Assets

Target Fund
– Class A Shares		$
– Class C Shares		$
– Class I Shares		$
– Class R6 Shares		$
Total		$

Acquiring Fund
– Class A Shares		$
– Class C Shares		$
– Class S Shares		$
– Class I Shares		$
– Class N Shares (offered to Target Fund Class R6 Shares)		$
– Class T Shares		$
– Class D Shares (Target Fund shareholders of any class who own their shares directly will have the Acquiring Fund shares they receive in the Merger exchanged for Class D Shares following the Merger)		$
Total			$

As of             , 2017, the officers and Trustees of each Fund as a group owned less than 1% of the outstanding Shares of any class of their respective Fund. In addition, an investment by Janus’ funds of funds may comprise a significant percentage of a share class of the Acquiring Fund. As of             , 2017, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of each Fund is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company under the 1940 Act. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. In addition, a large redemption by a controlling shareholder could significantly reduce the asset size of a Fund, which may adversely affect a Fund’s investment flexibility, portfolio diversification, and expense ratio.

To the best knowledge of the Funds, as of             , 2017, no other person or entity owned beneficially 5% or more (or beneficially owned more than 25%) of the outstanding shares of any class of a Fund, except as shown. To the extent that Janus or Henderson, an affiliate, or an individual, such as one or more of a Fund’s investment personnel, owns a significant portion of the shares of any class of a Fund or a Fund as a whole, the redemption of those shares may have an adverse effect on that Fund, a share class, and/or its shareholders. Janus and/or Henderson may consider the effect of redemptions on such Fund and its other shareholders in deciding whether to redeem its shares, if any. In certain circumstances, ownership by Janus, its affiliates or Henderson may not represent beneficial ownership. To the best knowledge of each Fund, entities other than Janus and Henderson shown as owning more than 25% of the outstanding shares of a class of the Fund are not the beneficial owners of such shares, unless otherwise indicated.

Name of Fund and Class	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
(to be updated)

Solicitation of Proxies

Janus and/or Henderson will pay the fees and expenses related to the Merger, including the costs associated with the drafting, printing, and mailing of this Proxy Statement/Prospectus, the solicitation of proxies, and the Meeting. In addition to solicitation of proxies by mail, certain officers and representatives of the Target Fund, certain officers and employees of Henderson or their affiliates, certain financial services firms and their representatives, without extra compensation, or a solicitor, may solicit proxies personally, by telephone, U.S. Mail, facsimile, verbal, internet, or email communications.

Henderson has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies, at an estimated cost of $572,000 for all fund mergers contemplated in connection with the Parent Company Transaction, approximately $9,600 of which is expected to be allocable to the Target Fund, plus any out-of-pocket expenses. Such expenses will be paid by Henderson. Among other things, Computershare will be (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Target Fund and to request authorization for the execution of proxies. To the extent the Target Fund would have directly borne the expenses for those services, Janus and/or Henderson will reimburse these intermediaries for their expenses.

As the date of the Meeting approaches, certain shareholders whose votes have not been received, may receive telephone calls from a representative of the Target Fund’s proxy solicitor. Authorization to permit the proxy solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Henderson believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the proxy solicitor representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement/Prospectus and proxy card in the mail. If the information solicited agrees with the information provided to the proxy solicitor, then the solicitor’s representative has the responsibility to explain the process, and ask for the shareholder’s instructions on the proposal. Although the proxy solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The proxy solicitor representative may read the recommendation set forth in this Proxy Statement/Prospectus. The proxy solicitor representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call Computershare immediately if his or her instructions are not accurately reflected in the confirmation.

Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet voting session, will, upon request, receive an e-mail confirming their voting instructions. If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card originally sent with the Proxy Statement/Prospectus in the postage paid envelope provided, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card may contact Computershare at 1-866-880-8631. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. Shareholders of the Target Fund should submit any written notice of revocation to the Secretary of the Henderson Trust at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, will be voted FOR the applicable Merger described in this Proxy Statement/Prospectus.

Shareholder Proposals for Subsequent Meetings

Neither Fund is required, nor does it intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the governing documents of the respective Fund. Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of the Fund’s shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before a Fund begins to print and mail its Proxy Statement/Prospectus in order to be included in such Proxy Statement/Prospectus. A proposal submitted for inclusion in a Fund’s proxy material for the next special meeting after the meeting to which the Proxy Statement/Prospectus relates must be received by the Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.

Shareholders of the Acquiring Fund wishing to submit a proposal for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the Secretary of the Janus Trust at 151 Detroit Street, Denver, Colorado 80206 within a reasonable time before the Acquiring Fund begins to print and mail the proxy materials for that meeting. The timely submission of a proposal does not guarantee its inclusion in the Acquiring Fund’s proxy materials.

Shareholders of the Target Fund wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send their written proposal to the Secretary of the Henderson Trust at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611, within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement/Prospectus. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

Other Matters to Come Before the Meeting

The Henderson Trustees are not aware of any matter that will be presented for action at the Meeting other than the matters described in this Proxy Statement/Prospectus. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interest of the Target Fund.

Copies of Fund Information

To avoid sending duplicate copies of materials to certain households, the Target Fund may mail only one copy of each report or this Proxy Statement/Prospectus to shareholders having the same last name and address on the Target Fund’s records. The Board of Trustees of the Henderson Trust believes that the consolidation of these mailings benefits the Target Fund through reduced mailing expenses.

Please complete, sign, date and return the enclosed proxy card or vote by telephone or internet promptly. No postage is required if you mail your proxy card in the United States.

By Order of the Board of Trustees,
/s/ James G. O’Brien

James G. O’Brien
President
Henderson Global Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this             day of             , 201_, by and between Janus Investment Fund, a Massachusetts business trust (the “Janus Trust”), on behalf of Janus Henderson Global Technology Fund, a series of the Janus Trust (the “Acquiring Fund”), and Henderson Global Funds, a Delaware statutory trust (the “Henderson Trust”), on behalf of Henderson Global Technology Fund, a series of the Henderson Trust (the “Target Fund”). Each of Janus Capital Management LLC (“JCM”) and Henderson Global Investors (North America) Inc. (“HGINA”) joins this Agreement solely for the purpose of agreeing to be bound by Paragraph 5.

Except as otherwise specifically noted, all references in this Agreement to action taken by the Target Fund shall be deemed to refer to action taken by the Henderson Trust on behalf of the Target Fund, and all references in this Agreement to action taken by the Acquiring Fund shall be deemed to refer to action taken by the Janus Trust on behalf of the Acquiring Fund.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer by the Target Fund of all of its assets to the Acquiring Fund, in exchange solely for Class A, C, I and N voting shares of beneficial interest in the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the aggregate net asset value of the same class of shares of the Target Fund (except that Class N Acquiring Fund Shares shall be delivered to the Target Fund having an aggregate net asset value equal to the value of the aggregate net assets of Class R6 Shares of the Target Fund), the assumption by the Acquiring Fund of all the liabilities of the Target Fund, and the distribution of the Class A, C, I and N Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS the Henderson Trust and the Janus Trust are each an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Board of Trustees of the Janus Trust, including a majority of the Trustees of the Janus Trust who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or the Acquiring Fund, has determined that it is in the best interest of the Acquiring Fund that the assets of the Target Fund be acquired by the Acquiring Fund and the liabilities of the Target Fund be assumed by the Acquiring Fund in exchange for Class A, C, I and N Acquiring Fund Shares pursuant to this Agreement, and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Trustees of the Henderson Trust, including a majority of the Trustees of the Janus Trust who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or the Acquiring Fund, has determined that it is in the best interest of the Target Fund that the assets of the Target Fund be acquired by the Acquiring Fund and the liabilities of the Target Fund be assumed by the Acquiring Fund in exchange for Class A, C, I and N Acquiring Fund Shares, pursuant to this Agreement, and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization;

WHEREAS, as soon as practicable after the Closing of the Reorganization, Class A, C, I and N Acquiring Fund Shares received by shareholders who were direct shareholders of the Target Fund, will be automatically exchanged for Class D Shares of the Acquiring Fund having an equal aggregate net asset value to the shares so exchanged;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.    PLAN OF REORGANIZATION

1.1    Subject to the requisite approval of the Target Fund’s shareholders and the other terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, (i) the Henderson Trust shall transfer all of the Assets (as defined below) of the Target Fund, as set forth in paragraph 1.2, to the Acquiring Fund, (ii) the Janus Trust shall cause the Acquiring Fund to deliver to the Henderson Trust full and fractional (rounded to the fourth decimal place) Class A, C, I and N Acquiring Fund Shares having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the Target Fund (except that Class N Acquiring Fund Shares shall be delivered to the Target Fund having an aggregate net asset value equal to the value of the aggregate net assets of Class R6 Shares of the Target Fund), as of the close of regular session trading on the New York Stock Exchange (the “Valuation Time”) on the Closing Date, as set forth in paragraph 2.1 (the “Closing Date”) and (iii) the Janus Trust shall cause the Acquiring Fund to assume all Liabilities (as defined below) of the Target Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the “Closing”). The aggregate number of shares of the Acquiring Fund to be issued and delivered to the Target Fund shall be determined as set forth in Section 2.7.

1.2    The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities, interest in futures and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), dividends, interest or other receivables that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (“collectively, the “Assets”).

1.3    To the extent consistent with the Target Fund’s investment objective and policies, the Target Fund will use its reasonable best efforts to discharge all of its known liabilities and obligations prior to the Valuation Time. The Acquiring Fund will assume all of the liabilities, expenses, costs, charges, debts, obligations, duties and reserves of the Target Fund of any kind, whether absolute, accrued, contingent, known or unknown, or otherwise in existence on the Closing Date; provided, however, the Acquiring Fund shall not assume (i) any obligation arising from the termination of the agreements set forth in Schedule 4.2(iv) or (ii) any obligations of the Target Fund under this Agreement, including indemnification obligations. (collectively the “Liabilities”).

1.4    The Target Fund will distribute in liquidation of the Target Fund pro rata to its shareholders of record of the applicable classes, determined as of immediately after the close of business on the Closing Date (the “Current Shareholders”), the Class A, C, I and N Acquiring Fund Shares received by the Henderson Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the Class A, C, I and N Acquiring Fund Shares then credited to the accounts of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Current Shareholders and representing the respective pro rata number of the corresponding class of Acquiring Fund Shares due to such shareholders (provided that holders of Class R6 Shares of the Target Fund shall be credited Class N Acquiring Fund Shares). All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing the Class A, C, I and N Acquiring Fund Shares in connection with such exchange. Ownership of Class A, C, I and N Acquiring Fund Shares will be shown on the books of the Janus Trust’s transfer agent. As soon as reasonably practicable after the Closing, the Henderson Trust shall take all steps necessary to effect a complete liquidation of the Target Fund in accordance with its governing instruments and applicable law, and the Target Fund shall not conduct any business after the Closing Date, except as contemplated herein.

1.5    To the extent consistent with the Target Fund’s investment objective and policies, the Target Fund agrees to use reasonable best efforts to dispose of certain assets prior to the Closing as requested by the Acquiring Fund to the extent necessary to ensure that the combined portfolio following the Closing meets the investment objective, policies and restrictions of the Acquiring Fund. Notwithstanding the foregoing, nothing herein shall permit or require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of the Henderson Trust or the investment adviser to the Target Fund, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in Section 368(a) of the Code or would adversely affect the Target Fund’s status as a “regulated investment company” under the Code, or would not be in the best interest of the Target Fund’s shareholders.

1.6    Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7    No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged by the Target Fund or the Acquiring Fund as a result of, or in connection with, the Reorganization.

2.	CLOSING AND CLOSING DATE

2.1    The Closing Date shall be             , 2017, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York

Time. The Closing shall be held at the offices of JCM, 151 Detroit Street, Denver, Colorado 80206-4805, or at such other time and/or place, or by such other means of communication, as the parties may agree.

2.2    In the event that on the Closing Date or the Valuation Time (i) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereon shall be restricted or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Janus Trust or the Henderson Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of a Acquiring Fund or a Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

2.3    The Henderson Trust shall cause Boston Financial Data Services, transfer agent of the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number, class, dividend reinvestment election, tax withholding status and percentage ownership of outstanding shares of the Target Fund owned by each such shareholder immediately prior to the Closing. The Janus Trust shall issue and deliver or cause Janus Services LLC, the transfer agent to the Acquiring Fund, to issue and deliver a confirmation evidencing the Class A, C, I and N Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Henderson Trust or provide evidence satisfactory to the Henderson Trust that such Class A, C, I and N Acquiring Fund Shares have been credited to the account of the Current Shareholders on the books of the Acquiring Fund.

2.4    The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash, and any other Assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash, and any other Assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date. The Acquiring Fund shall cause its custodian to deliver to the Target Fund at the Closing, a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund’s portfolio securities, cash and other Assets on the Closing Date.

2.5    At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

2.6    The net asset value per share of the Acquiring Fund Shares to be delivered to the Target Fund, the value of the Assets of the Target Fund transferred hereunder and the value of the Liabilities of the Target Fund to be assumed hereunder shall, in each case, be determined as of the Valuation Time. Such valuations and determinations shall be made by the Acquiring Fund, in cooperation with the Target Fund, in accordance with the Acquiring Fund’s valuation procedures established by the Board of Trustees of the Janus Trust, which shall be provided to the Target Fund prior to the Valuation Time, and shall be confirmed in writing to the Target Fund. All computations of value shall be subject to review by the Target Fund and, if requested by either the Henderson Trust or the Janus Trust, by the independent registered public accountant of the requesting party.

2.7    The number of Acquiring Fund Shares of each class to be issued (including fractional shares to the third decimal place) shall be determined by dividing the value of the (i) Assets with respect to the corresponding class of the Target Fund, net of the Liabilities of the Target Fund with respect to the corresponding class of the Target Fund (each calculated as of the Valuation Time in accordance with Section 2.6), by (ii) the net asset value per share of the applicable class of the Acquiring Fund as of the Valuation Time.

3.     REPRESENTATIONS AND WARRANTIES

3.1    The Henderson Trust, on behalf of the Target Fund, hereby represents and warrants to the Acquiring Fund as follows:

(i) the Henderson Trust is duly organized and existing under its Declaration of Trust (the “Henderson Declaration of Trust”) and the laws of the State of Delaware as a statutory trust; the Target Fund is a series of the Henderson Trust duly designated in accordance with the Henderson Declaration of Trust; and the Henderson Trust has power under the Henderson Declaration of Trust to own, on behalf of the Target Fund, all of its property and assets;

(ii) the Henderson Trust is registered under the 1940 Act as an open-end management investment company and its shares are registered for public sale under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect; the Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(iii) the current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information that the Target Fund used at all times prior to the date of this Agreement (a) conforms or conformed, as applicable, at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and (b) do or did not, as applicable, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(iv) the Henderson Trust has full power and authority on behalf of the Target Fund to conduct the Target Fund’s business as it is now being conducted and to own the properties and assets the Target Fund now owns and to execute, deliver and carry out the terms of this Agreement on behalf of the Target Fund;

(v) the execution and delivery of this Agreement by the Henderson Trust on behalf of the Target Fund and the consummation of the transactions contemplated hereby are duly authorized by the Board of Trustees of the Henderson Trust and no other proceedings on the part of the Henderson Trust or the shareholders of the Target Fund (other than as contemplated in paragraph 6.2(i)) are necessary to authorize this Agreement and the transactions contemplated hereby;

(vi) this Agreement has been duly executed by the Henderson Trust on behalf of the Target Fund and, subject to the due authorization, execution and delivery of this Agreement by the other party(ies) hereto, constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws relating to or affecting creditors’ rights generally, and general equitable principles;

(vii) neither the execution and delivery of this Agreement by the Henderson Trust on behalf of the Target Fund, nor the consummation by the Henderson Trust on behalf of the Target Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Henderson Declaration of Trust or the Bylaws of the Henderson Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Henderson Trust is a party or by which the Henderson Trust or any of its assets is subject or bound;

(viii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary (other than as contemplated in paragraph 6.2(i)) for the execution and delivery of this Agreement by the Henderson Trust on behalf of the Target Fund or the consummation of any transactions contemplated hereby by the Henderson Trust, other than as shall be obtained at or prior to the Closing;

(ix) all of the issued and outstanding shares of the Target Fund are, and at the Closing Date will be duly and validly issued by the Henderson Trust and outstanding and fully paid and non-assessable, and have been offered for sale in conformity in all material respects with all applicable federal and state securities laws; all of the issued and outstanding shares of the Target Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to the Acquiring Fund in accordance with this Agreement;

(x) the statement of assets and liabilities and the portfolio of investments and the related statements of operations and change in net assets of the Target Fund, audited as of and for the fiscal year ended July 31, 2016, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent in all material respects the financial condition and the results of operations of the Target Fund as of an for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved;

(xi) the Target Fund shall furnish to the Acquiring Fund (a) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund for the fiscal period ended January 31, 2017; and (b) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly in all material respects the financial position and portfolio of investments and the results of the Target Fund’s operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof;

(xii) since the date of the statements delivered in 3.1(x) and 3.1(xi) when available, except as disclosed in writing to the Acquiring Fund, there has not been any change in the financial condition, properties, assets, liabilities or business of the Target Fund that would have a material adverse effect on the Target Fund or its properties or assets other than changes occurring in the ordinary course of business. For purposes of this paragraph 3.1(xii), a decline in the net asset value of the Target Fund shall not constitute a material adverse change;

(xiii) there are, and as of the Closing Date will be, no known contingent liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to paragraphs 3.1(x) and 3.1(xi) which would materially affect the Target Fund’s financial condition;

(xiv) except as otherwise disclosed in writing to and accepted by the Acquiring Fund, there are no legal, administrative, or other proceedings or investigations of, or before any court or governmental body, presently pending, or to the knowledge of the Target Fund, threatened against the Target Fund, which, if adversely determined, would be expected to have a material adverse effect the Target Fund’s financial condition or the conduct of the Target Fund’s business; the Target Fund, without any special investigation or inquiry, knows of no facts which might form the basis for the institution of such proceedings or which would affect the Target Fund’s ability to consummate the transactions contemplated herein;

(xv) as of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided or will provide the Acquiring Fund with all information relating to the Target Fund reasonably necessary for the preparation of the registration statement filed by the Janus Trust on Form N-14, which includes the proxy statement of the Target Fund with respect to the Reorganization, including any statement of additional information incorporated therein (the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), in compliance in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and the rules and regulations thereunder in connection with the meeting of shareholders of the Target Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the Proxy Statement/Prospectus, the date the Proxy Statement/Prospectus is first mailed to shareholders of the Target Fund, the date of the meeting of shareholders of the Target Fund and the Closing Date, such information provided by the Target Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that no representation or warranty is made with respect to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished or should have been furnished by or on behalf of the Janus Trust or the Acquiring Fund for use therein;

(xvi) on the Closing Date, the Target Fund will have good and marketable title to the transferred Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of and payment for such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable;

(xvii) on the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

(xviii) for each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund: (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), for taxation as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) in each case that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for U.S. federal income tax purposes;

(xix) the Target Fund is in material compliance with the conditions set forth in all exemptive orders, if any, granted by the Securities and Exchange Commission (the “Commission”) that are currently relied upon by the Target Fund;

(xx) the Target Fund has maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder;

(xxi) the books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund;

(xxii) the Henderson Trust is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(xxiii) except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund is in compliance in all material respects with the Internal Revenue Code (the “Code”) and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties with respect to such reporting and withholding requirements;

(xxiv) the Target Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made;

(xxv) the Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder;

(xxvi) except as otherwise disclosed to the Acquiring Fund, the Target Fund has not previously been a party to a transaction that qualified as reorganization under Section 368(a) of the Code;

(xxvii) the Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in (xxiii) through (xxvii) above;

(xxviii) the Target Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates;

(xxix) there are no material contracts outstanding to which the Target Fund is a party, other than as disclosed on Schedule 4.2(iv) and there are no such contract or commitments that will be terminated with any liability to the Target Fund at or prior to the Closing;

(xxx) the Henderson Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund; and

(xxxi) the Henderson Trust and the Target Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

3.2 The Janus Trust, on behalf of the Acquiring Fund, hereby represents and warrants to the Target Fund as follows:

(i) the Janus Trust is duly organized and existing under its Amended and Restated Declaration of Trust of the Janus Trust (the “Janus Declaration of Trust”) and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust;” the Acquiring Fund is a series of the Janus Trust; and the Janus Trust has with power under the Janus Declaration of Trust to own, on behalf of the Acquiring Fund, all of its property and assets;

(ii) the Janus Trust is registered under the 1940 Act as an open-end management investment company and its shares are registered for public sale under the 1933 Act and such registrations have not been revoked or rescinded and are in full force and effect; the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to its activities;

(iii) the Janus Trust’s registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein will comply as to form in all material respects with the requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and on the Closing Date will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to statements in or omissions from the such registration statement, prospectus and statement of additional information made in reliance upon and in conformity with information that was furnished or should have been furnished by or on behalf of the Henderson Trust or the Target Fund for use therein

(iv) the Janus Trust has full power and authority on behalf of the Target Fund to conduct the Target Fund’s business as it is now being conducted and to own the properties and assets the Target Fund now owns and to execute, deliver and carry out the terms of this Agreement on behalf of the Acquiring Fund;

(v) the execution and delivery of this Agreement on behalf of the Acquiring Fund and the consummation of the transactions contemplated hereby are duly authorized by the Board of Trustees of the Janus Trust and no other proceedings on the part of the Janus Trust or the shareholders of the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

(vi) this Agreement has been duly executed by the Janus Trust on behalf of the Acquiring Fund and, subject to the due authorization, execution and delivery of this Agreement by the other party(ies) hereto, constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws relating to or affecting creditors’ rights generally, and general equitable principles;

(vii) neither the execution and delivery of this Agreement by the Janus Trust on behalf of the Acquiring Fund, nor the consummation by the Janus Trust on behalf of the Acquiring Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Janus Declaration of Trust or the Bylaws of the Janus Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Janus Trust is a party or by which the Janus Trust or any of its assets is subject or bound;

(viii) the net asset value per share of a Class A, C, I and N Acquiring Fund Share as of the Valuation Time reflects all liabilities of the Acquiring Fund as of that time and date;

(ix) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Janus Trust on behalf of the Acquiring Fund or the consummation of any transactions contemplated hereby by the Janus Trust, other than as shall be obtained at or prior to the Closing;

(x) all of the issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued by the Janus Trust and outstanding and fully paid and non-assessable, and have been offered for sale in conformity in all material respects with all applicable registration requirements of federal and state securities laws;

(xi) except as otherwise disclosed in writing to and accepted by the Target Fund, there are no legal, administrative, or other proceedings or investigations of, or before any court or governmental body, presently pending, or to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund, which, if adversely determined, would be expected to have a material adverse effect on the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business; the Acquiring Fund, without any special investigation or inquiry, knows of no facts which might form the basis for the institution of such proceedings or which would affect the Acquiring Fund’s ability to consummate the transactions contemplated herein;

(xii) the N-14 Registration Statement, on its effective date, at the time of the meeting of shareholders of the Target Fund called to vote on the Reorganization and on the Closing Date, (a) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (b) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that no representation or warranty is made with respect to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by or on behalf of the Henderson Trust or the Target Fund for use therein;

(xiii) the Proxy Statement/Prospectus, as of its date, the date the Proxy Statement/Prospectus is first mailed to shareholders of the Target Fund and at the time of the meeting of shareholders of the Target Fund called to vote on the Reorganization, did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that no representation or warranty is made with respect to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished or should have been furnished by or on behalf of the Henderson Trust or the Target Fund for use therein;

(xiv) the Acquiring Fund Shares to be issued pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable, except as provided in the Janus Declaration of Trust or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof;

(xv) on the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

(xvi) for each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund: (i) has elected or will elect to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify for taxation as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for U.S. federal income tax purposes;

(xvii) the Acquiring Fund is in material compliance with the conditions set forth in all exemptive orders, if any, granted by the Commission that are currently relied upon by the Acquiring Fund;

(xviii) the Acquiring Fund has maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder;

(xix) the books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct; and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund;

(xx) the Janus Trust is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(xxi) except as otherwise disclosed in writing to the Target Fund, the Acquiring Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties with respect to such reporting and withholding requirements;

(xxii) the Acquiring Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made;

(xxiii) the Acquiring Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder;

(xxiv) except as otherwise disclosed to the Target Fund, the Acquiring Fund has not previously been a party to a transaction that qualified as reorganization under Section 368(a) of the Code;

(xxv) the Acquiring Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in (xxiii) through (xxvii) above;

(xxvi) the Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates;

(xxvii) there are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Janus Trust’s registration statement on Form N-1A or in the N-14 Registration Statement;

(xxviii) the Janus Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund;

(xxix) the Janus Trust and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(xxx) the copy of the Janus Trust’s valuation procedures that the Janus Trust has provided to the Henderson Trust is accurate and complete statement of such procedures as of the date that such copy was so provided.

4.    CONDITIONS PRECEDENT

4.1    Except to the extent waived in writing by the Henderson Trust, the obligations of the Henderson Trust on behalf of the Target Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

(i) Class A, C, I, N and D Acquiring Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

(ii) All representations and warranties of the Janus Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if then made;

(iii) The Henderson Trust on behalf of the Target Fund shall have received a certificate of an officer of the Janus Trust on behalf of the Acquiring Fund in form and substance reasonably satisfactory to the Henderson Trust and dated as of the Closing Date, certifying that the representations and warranties of or with respect to the Janus Trust and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Henderson Trust shall reasonably request;

(iv) The Janus Trust and the Acquiring Fund shall have performed all obligations required to be performed by the Janus Trust or the Acquiring Fund under this Agreement at or prior to the Closing Date;

(v) The Janus Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Henderson Trust, on behalf of the Target Fund, an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Target Fund existing at the Closing Date in connection with the transactions contemplated by this Agreement; and

(vi) The Henderson Trust shall have received the opinion or letter of Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), dated as of the Closing Date, addressed to the Henderson Trust and the Target Fund substantially in the form and to the effect that:

(1) the Janus Trust is validly existing in good standing under the laws of the Commonwealth of Massachusetts;

(2) the Janus Trust has the power and authority to execute and deliver the Agreement and to consummate the transactions contemplated thereby

(3) the Agreement has been duly authorized, executed and delivered by the Janus Trust;

(4) the Agreement constitutes the valid and binding obligation of the Janus Trust, enforceable against the Janus Trust in accordance with its terms under the laws of the Commonwealth of Massachusetts, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference and other similar laws affecting creditors’ rights generally, and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

(5) neither the execution and delivery by the Janus Trust of the Agreement nor the performance by the Janus Trust of its obligations under the Agreement: (a) conflicts with the governing documents of the Janus Trust; (b) constitutes a violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (c) contravenes any material judgement, order or decree of courts of other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; or (d) violates the 1940 Act or any law, rule or regulation of the Commonwealth of Massachusetts;

(6) neither the execution and delivery by the Janus Trust of the Agreement nor the performance by the Janus Trust of its obligations under the Agreement requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the Commonwealth of Massachusetts, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and

(7) when the Acquiring Fund Shares have been duly issued and delivered to the Target Fund for distribution to the shareholders of the Target Fund in exchange for the Acquiring Fund’s acquisition of all of the Target Fund’s assets and assumption of all of the Target Fund’s liabilities, in accordance with the terms of the Agreement, and entered into the share record books of the Acquiring Fund, the issuance of the Acquiring Fund Shares will have been duly authorized by all requisite action on the part of the Janus Trust and the Acquiring Fund Shares will be validly issued, fully paid and, subject to the following, non-assessable. Pursuant to certain decisions of the Supreme Judicial Court of The Commonwealth of Massachusetts, shareholders of a Massachusetts business trust may, in certain circumstances, be held personally liable as partners for the obligations of a Massachusetts business trust. Even if the Janus Trust were held to be a partnership, however, the possibility of the holders of Acquiring Fund Shares incurring personal liability for financial losses of the Acquiring Fund appears remote because the Janus Declaration of Trust disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Acquiring Fund or the Trustees. The Janus Declaration of Trust also provides for indemnification from the assets of the Acquiring Fund for all losses and expenses of any Acquiring Fund shareholder held liable for the obligations of the Acquiring Fund;

(8) the Janus Trust is registered with the Commission pursuant to Section 8 of the 1940 Act as an open-end management investment company; and

4.2    Except to the extent waived in writing by the Janus Trust, the obligations of the Janus Trust on behalf of the Acquiring Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

(i) All representations and warranties of the Henderson Trust on behalf of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if then made,

(ii) The Janus Trust on behalf of the Acquiring Fund shall have received a certificate of an officer of the Henderson Trust on behalf of the Target Fund in form and substance reasonably satisfactory to the Janus Trust and dated as of the Closing Date, certifying that the representations and warranties of or with respect to the Henderson Trust and the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Janus Trust shall reasonably request;

(iii) The Henderson Trust shall have performed all obligations required to be performed by it under this Agreement at or prior to the Closing Date;

(iv) The Target Fund’s agreements with each of the parties set forth on Schedule 4.2(iv) hereto shall have been terminated as of the Closing with respect to the Target Fund, and each party to this Agreement shall have received evidence of such termination and assurance that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

(v) The Janus Trust shall have received the opinion of Vedder Price P.C., dated as of the Closing Date, addressed to the Janus Trust and the Acquiring Fund substantially in the form and to the effect that:

(1) the Henderson Trust is validly existing in good standing under the laws of the State of Delaware;

(2) the Henderson Trust has the power and authority to execute and deliver the Agreement and to consummate the transactions contemplated thereby

(3) the Agreement has been duly authorized, executed and delivered by the Henderson Trust;

(4) the Agreement constitutes the valid and binding obligation of the Henderson Trust, enforceable against the Henderson Trust in accordance with its terms under the laws of the State of Delaware, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference and other similar laws affecting creditors’ rights generally, and by general principles of equity (regardless of whether considered enforcement is sought in equity or at law);

(5) neither the execution and delivery by the Henderson Trust of the Agreement nor the performance by the Henderson Trust of its obligations under the Agreement: (a) conflicts with the governing documents of the Henderson Trust; (b) constitutes a violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (c) contravenes any material judgement, order or decree of courts of other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; or (d) violates the 1940 Act or any law, rule or regulation of the State of Delaware;

(6) neither the execution and delivery by the Henderson Trust of the Agreement nor the performance by the Henderson Trust of its obligations under the Agreement requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of Delaware, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and

(7) the Henderson Trust is registered with the Commission pursuant to Section 8 of the 1940 Act as an open-end management investment company.

4.3    Except to the extent waived in writing by both the Henderson Trust and the Janus Trust, the obligations of the Henderson Trust, on behalf of the Target Fund, and the Janus Trust, on behalf of the Acquiring Fund, to consummate the Reorganization shall be subject to the satisfaction of the following conditions:

(i) This Agreement and transactions contemplated herein shall have been approved by the Board of Trustees of the Henderson Trust, including a majority of the Trustees of the Henderson Trust who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or the Acquiring Fund, on behalf of the Target Fund, and by the Board of Trustees of the Janus Trust, including a majority of the Trustees of the Janus Trust who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or the Acquiring Fund, on behalf of the Acquiring Fund, and each party shall have delivered to the other party a copy of the resolutions approving this Agreement and the transactions contemplated in connection herewith adopted by such party’s Board of Trustees, certified by the secretary or equivalent officer; notwithstanding anything herein to the contrary, neither the Henderson Trust nor the Janus Trust may waive the conditions set forth in this paragraph 4.3(i);

(ii) The Janus Trust shall have filed with the Commission the N-14 Registration Statement and the N-14 Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

(iii) This Agreement has been approved by the affirmative vote of Target Fund Shareholders representing a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Target Fund; notwithstanding anything herein to the contrary, neither the Henderson Trust nor the Janus Trust may waive the condition set forth in this paragraph 4.3(iii);

(iv) The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of each class of shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with this Agreement;

(v) No judgment, order, decree, statute, law, ordinance, rule or regulation, entered, enacted, promulgated, enforced or issued by any court or other governmental entity of competent jurisdiction or other legal restraint or prohibition, whether preliminary, temporary or permanent, shall be in effect that prevents, makes illegal or prohibits the consummation of the Reorganization;

(vi) As of the Closing Date, there shall be no pending litigation brought by any person against the Henderson Trust or the Target Fund or, the Janus Trust or the Acquiring Fund, or any of the investment advisers, directors or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein. No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the transactions herein contemplated;

(vii) On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act;

(viii) All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Janus Trust and the Acquiring Fund, or the Henderson Trust and the Target Fund, to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund; provided that either party hereto may for itself waive any of such conditions;

(ix) The Acquiring Fund and Target Fund shall have received an opinion in form reasonably satisfactory to each such party, dated as of the Closing Date, of Skadden, Arps, Slate, Meager and Flom LLP, substantially to the effect that for U.S. federal income tax purposes the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither the Henderson Trust nor the Janus Trust may waive the condition set forth in this paragraph 4.3(ix).

(x) The Target Fund shall have declared and paid a dividend prior to the Closing Time, which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code, computed without regard to any deduction for dividends paid), if any, plus any excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all periods up to and including the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code), if any, for the avoidance of doubt after reduction for any usable capital loss carryforwards, recognized in all periods up to and including the Closing Date.

(xi) HGINA shall have arranged for the provision of directors and officers liability and errors and omissions insurance that is substantially similar in scope to the current coverage (“Insurance”) covering the Target Fund, and current and former trustees and officers of the Henderson Trust, with respect to the Target Fund, with respect to “Wrongful Acts” (as defined under the Insurance) committed on or prior to the Closing Date for a period beginning at the Closing Date and ending no less than five years thereafter, and the parties shall have received evidence of the foregoing.

(xii) The merger of Horizon Orbit Corp. (“Merger Sub”), a direct wholly-owned subsidiary of Henderson Group, plc (“Henderson”) with and into Janus Capital Group, Inc. (“Janus”), with Janus surviving the merger as a direct wholly-owned subsidiary of Henderson, pursuant to the Agreement and Plan of Merger, dated as of October 3, 2016, among Janus, Henderson and Merger Sub (the “Janus Henderson Group Merger”), shall have been consummated.

(xiii) Acquiring Fund Shareholders representing a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Acquiring Fund have approved a new investment advisory agreement with JCM to become effective upon the closing of the Janus Henderson Group Merger.

5.    EXPENSES

5.1    JCM agrees that it will bear all costs and expenses of the Janus Trust and the Acquiring Fund incurred in connection with the Reorganization and transactions contemplated thereby and HGINA agrees that it will bear all costs and expenses of the Henderson Trust and the Target Fund incurred in connection with the Reorganization and transactions contemplated thereby. The costs of the Reorganizations shall include, but not be limited to, organizing the Acquiring Fund, preparation, printing and distribution of the N-14 Registration Statement and the Proxy Statement/Prospectus, legal fees, accounting fees, proxy solicitation costs, and expenses of holding shareholders’ meetings.

5.2    Each of the Henderson Trust and the Janus Trust represents that there is no person who has dealt with it who by reason of such dealing is entitled to any broker’s or finders’ or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6.    COVENANTS

6.1    During the period from the date of this Agreement and continuing until the Closing Date, the Janus Trust, on behalf of the Acquiring Fund, and the Henderson Trust, on behalf of the Target Fund, agree that:

(i) The parties hereto shall cooperate in preparing the N-14 Registration Statement and the Proxy Statement/Prospectus;

(ii) The Janus Trust, on behalf of the Acquiring Fund, and the Henderson Trust, on behalf of the Target Fund, will, subject to the provisions of this Agreement, take, or cause to be taken, all commercially reasonable actions, and do or cause to be done all commercially reasonably things, necessary, proper or advisable to fulfill or obtain the fulfillment of the conditions precedent set forth in this Agreement and to consummate and make effective the transactions contemplated by this Agreement; and

(iii) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of a Reorganization to qualify as a reorganization with the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden to render the tax opinions required as a condition to the Closing of this Agreement (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).

6.2    During the period from the date of this Agreement and continuing until the Closing Date, the Janus Trust on behalf of the Acquiring Fund agrees that:

(i) The Janus Trust will file the N-14 Registration Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as possible; each party agrees to cooperate fully with the other, and each will furnish to the other the information related to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, 1934 Act and the 1940 Act, and the rules and regulations thereunder, and state securities laws;

(ii) The Board of Trustees of the Janus Trust will call a meeting of shareholders of the Acquiring Fund, to consider and act upon the approval a new investment advisory agreement with JCM to become effective upon the closing of the Janus Henderson Group Merger;

(iii) The Acquiring Fund: (a) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (b) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund, as appropriate, in the ordinary course in all material respects.

6.3    During the period from the date of this Agreement and continuing until the Closing Date, the Henderson Trust on behalf of the Target Fund agrees that:

(i) The Board of Trustees of the Henderson Trust will call a meeting of shareholders of the Target Fund, to consider and act upon this Agreement (the “Target Fund Shareholder Meeting”) and to take all other actions necessary to submit the transactions contemplated herein to Target Fund Shareholders for approval;

(ii) The Henderson Trust will mail the Proxy Statement/Prospectus to Target Fund Shareholders entitled to vote at the Target Fund Shareholder Meeting, in sufficient time to comply with requirements as to notice thereof;

(iii) Except as otherwise set forth herein, the Target Fund: (a) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (b) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund, as appropriate, in the ordinary course in all material respects;

(iv) The Henderson Trust will not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the Reorganization, except in distribution to the Target Fund Shareholders as provided in this Agreement;

(v) The Henderson Trust on behalf of the Target Fund will, from time to time, as and when reasonably requested by the Janus Trust on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and take or cause to be taken such further actions as the other party may reasonably deem necessary or desirable in order to vest in and confirm the Janus Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets transferred hereby;

(vi) At or prior the Closing Date, the Henderson Trust will provide the Janus Trust with (a) a statement of the respective tax basis and holding period of all the transferred Assets, (b) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the Closing Date, who are to become holders of the Acquiring Fund as a result of the Reorganization, certified by the transfer agent of the Target Fund or an officer of the Henderson Trust on behalf of the Target Fund to the best of their knowledge and belief, (c) if requested by the Acquiring Fund, all FIN 48 work papers and supporting statements pertaining to the Target Fund, and (d) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date; and

(vii) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares;

(viii) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

6.4    As soon as practicable after the Closing of the Reorganization, Class A, C, I and N Acquiring Fund Shares received by shareholders who were direct shareholders of the Target Fund, will be automatically exchanged for Class D Shares of the Acquiring Fund having an equal aggregate net asset value to the shares so exchanged;

7.    ENTIRE AGREEMENT

The Henderson Trust, on behalf of the Target Fund, and the Janus Trust, on behalf of the Acquiring Fund, agree that this Agreement constitutes the entire agreement between the parties.

8.    TERMINATION

8.1    This Agreement and the transactions contemplated hereby may be terminated and abandoned by the mutual agreement of the Henderson Trust and the Janus Trust.

8.2    Either the Henderson Trust or the Janus Trust may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other party of any representation, warranty or agreement contained herein to be performed at or prior the Closing Date;

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met prior to the Closing Date;

(iii) there shall be a final, non-appealable order of a federal or state court in effect preventing consummation of the transactions contemplated hereby; or there shall be any final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated hereby by any governmental entity which would make consummation of the transactions contemplated hereby illegal; or

(iv) the closing has not occurred on or prior to             , 2017 (provided that the right to terminate this Agreement pursuant to this paragraph 8.2(iii) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date).

8.3    In the event that the Board of Trustees of the Henderson Trust or the Board of Trustees of the Janus Trust reasonably determines, after consultation with outside counsel, that the failure to terminate this Agreement would constitute a breach of the fiduciary duties of such Board of Trustees (such fiduciary duty to be interpreted in accordance with the laws of the state in which such trust is organized), such party may terminate this Agreement with the written consent of the other party, which consent shall not be unreasonably withheld. The party seeking termination pursuant to this Section 8.3 shall provide written notice to the other party of the determination by the Board of Trustees of the party seeking termination and the facts and circumstances that form the basis for such determination.

8.4    In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 13.

9.    AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that at any time after the approval of this Agreement by Target Fund Shareholders, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval.

10.    NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, overnight courier, personal delivery or certified mail addressed to:

For the Henderson Trust or the Target Fund:

737 North Michigan Avenue, Suite 1700

Chicago, Illinois 60611

Attention: Secretary, Henderson Global Funds

Facsimile: 312-871-6293

With a copy to:

Henderson Group plc

201 Bishopsgate, 10th Floor

London EC2M 3AE

United Kingdom

Attention: General Counsel

Facsimile: +44-20-7818 4639

For HGINA:

737 North Michigan Avenue, Suite 1700

Chicago, Illinois 60611

Attention: Legal Counsel

Facsimile: 312-871-6293

With a copy to:

Henderson Group plc

201 Bishopsgate, 10th Floor

London EC2M 3AE

United Kingdom

Attention: General Counsel

Facsimile: +44-20-7818 4639

For the Janus Trust or the Acquiring Fund:

151 Detroit Street

Denver, Colorado 80206-4805

Attention: Michelle Rosenberg

Facsimile: 303-394-7714

For JCM:

151 Detroit Street

Denver, Colorado 80206-4805

Attention: Michelle Rosenberg

Facsimile: 303-394-7714

11.    COOPERATION AND EXCHANGE OF INFORMATION

Copies of all books and records of the Target Fund shall be delivered by the Henderson Trust to the Janus Trust at the Closing Date. Prior to the Closing and for a reasonable time thereafter, the Henderson Trust on behalf of the Target Fund and the Janus Trust on behalf of the Acquiring Fund will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any tax return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired, each such party or their respective agents will retain all returns, schedules and work papers and all material records or other documents relating to tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing Date and for all prior taxable periods for which the statute of limitation had not run at the Closing Date, provided that the Henderson Trust shall not be required to maintain any such documents that it has delivered to the Janus Trust.

12.    DISSOLUTION OF THE HENDERSON TRUST

Each series of the Henderson Trust (i) has entered into (or will enter into) an agreement and plan of reorganization pursuant to which the assets of such series would be transferred to, and the liabilities of such series would be assumed by, a series of the Janus Trust, (ii) will be reorganized into an entity, which after giving effect to such reorganization, is not required to register as an investment company or (iii) will adopt a plan of liquidation or engage in such other transaction or transactions which results in the liquidation of such series. Upon the completion of all such transactions, the Henderson Trust will be terminated and dissolved in accordance with the Henderson Declaration of Trust, the laws of the State of Delaware and any other applicable law and shall not conduct any business except in connection with its dissolution and termination.

13.    INDEMNIFICATION

13.1    Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees and reasonable costs of investigation) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

13.2    The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the

Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

14.    HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2    This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

14.3    The respective representations and warranties contained in Section 3 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

14.4    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between those laws and the 1940 Act, the latter shall govern.

14.5    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.6     It is expressly agreed that the obligations of the Janus Trust hereunder shall not be binding upon any of the Trustees, consultants, shareholders, nominees, officers, agents or employees of the Janus Trust personally, but shall bind only the trust property of the Janus Trust, as provided in the Janus Declaration of Trust. The execution and delivery by such officers of the Janus Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Janus Trust as provided in the Janus Declaration of Trust. The Janus Trust is a series company with multiple series and has entered into this Agreement on behalf of the Acquiring Fund.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

Attest
By:
Title:

Attest
By:
Title:

Attest
By:
Title:

Attest
By:
Title:

JANUS INVESTMENT FUND For and on behalf of the Acquiring Fund

By:
Title:

HENDERSON GLOBAL FUNDS For and on behalf of the Target Fund

By:
Title:

JANUS CAPITAL MANAGEMENT, LLC

By:
Title:

HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC.

By:
Title:

APPENDIX B

INVESTMENT POLICIES AND RESTRICTIONS

Non-Fundamental Investment Policies and Restrictions:

The Funds may be subject to certain non-fundamental policies and restrictions.

The Target Fund has a non-fundamental policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund’s net assets.

The Janus Board of Trustees has adopted additional investment restrictions, including operating policies, for the Acquiring Fund, which may be changed by the Janus Trustees without shareholder approval. Additional restrictions include the following:

(1) If the Acquiring Fund is an underlying fund in a Janus fund of funds, the Acquiring Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.

(2) The Acquiring Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, the Acquiring Fund may engage in short sales other than against the box, which involve selling a security that the Acquiring Fund borrows and does not own. The Trustees may impose limits on the Acquiring Fund’s investments in short sales, as described in the Acquiring Fund’s Prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(3) The Acquiring Fund does not intend to purchase securities on margin, except that the Acquiring Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(4) The Acquiring Fund may not mortgage or pledge any securities owned or held by such Acquiring Fund in amounts that exceed, in the aggregate, 15% of the Acquiring Fund’s net asset value (“NAV”), provided that this limitation does not apply to reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(5) The Acquiring Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Janus Trustees, or the Acquiring Fund’s investment adviser acting pursuant to authority delegated by the Janus Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of liquidity factors affecting the security.

(6) The Fund may not invest in companies for the purpose of exercising control of management.

Under the terms of an exemptive order received from the SEC, the Acquiring Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Acquiring Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Acquiring Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Acquiring Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that the Acquiring Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, the Acquiring Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.

B-1

For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

For purposes of the Acquiring Fund’s fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, REITs, and other REIT-like entities, such as foreign entities that have REIT characteristics.

For purposes of the Acquiring Fund’s policies on investing in particular industries, the Acquiring Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Barclays for fixed-income investments. Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, the Acquiring Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Acquiring Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

B-2

APPENDIX C

ADDITIONAL INFORMATION ABOUT SHARE CLASSES OF THE ACQUIRING FUND

References to “Janus” in this Appendix C should be understood to include “Janus Henderson” following the completion of the Parent Company Transaction.

With certain exceptions, shares of the Acquiring Fund are generally available only to shareholders residing in the United States and employees of Janus or its affiliates. For purposes of this policy, the Acquiring Fund requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Acquiring Fund.

The Acquiring Fund offers multiple classes of shares in order to meet the needs of various types of investors. In connection with the Merger, shareholders of the Target Fund will receive shares of the Acquiring Fund with the same class designation as they own in the Target Fund (e.g., they will receive Class A Shares of the Acquiring Fund if they own Class A Shares of the Target Fund). Owners of Class R6 Shares of the Target Fund will receive Class N Shares of the Acquiring Fund. Target Fund shareholders that hold shares directly will have the shares they receive in the Merger exchanged for Class D Shares of the Acquiring Fund following the Merger. Set forth below is a description of the classes of shares offered by the Acquiring Fund.

Class A Shares and Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms (including adviser-assisted employer-sponsored welfare benefit plans such as health savings accounts or voluntary employees’ beneficiary association (“VEBA”) Trusts) and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares pay up to 0.25% of net assets annually to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares pay up to 0.75% of net assets annually for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets annually for the provision of shareholder services on behalf of their clients. In addition, Class A Shares and Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided to or on behalf of shareholders.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets annually to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets annually for the provision of administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided to or on behalf of shareholders.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided to or on behalf of shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products. Class N Shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, or 529 college savings plans.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with

Janus or its affiliates to offer the shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets annually to financial intermediaries for the provision of shareholder services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided to or on behalf of shareholders.

Class D Shares are available only to investors who hold accounts directly with the Janus funds, and to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with a Janus fund. Class D Shares are offered directly through the Janus funds to eligible investors by calling 1-800-525-3713 or at janus.com/individual. Class D Shares are not offered through financial intermediaries.

The shares are not offered directly to individual investors with the exception of Class D Shares, and in certain circumstances, Class I Shares. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. Certain Funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem shares, contact your financial intermediary or refer to your plan documents. For Class D Shares, contact a Janus representative at 1-800-525-3713, or for Class I Shares held directly with Janus, please contact a Janus representative at 1-800-333-1181.

PRICING OF ACQUIRING FUND SHARES

The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Acquiring Fund’s NAV is calculated as of the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“business day”). However, the time at which the Acquiring Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by the Acquiring Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Acquiring Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Acquiring Fund’s shares.

The price you pay for purchases of shares is the public offering price, which is the NAV next calculated after your request is received in good order by the Acquiring Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell shares is also the NAV, although for Class A Shares and Class C Shares, a CDSC may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares. In order to receive a day’s price, your order must be received in good order by the Acquiring Fund or its agents by the close of the regular trading session of the NYSE.

Securities held by the Acquiring Fund are valued in accordance with policies and procedures established by and under the supervision of the Janus Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures established by the Janus Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing exchange rates. The Acquiring Fund uses systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Due to the subjective nature of systematic fair value pricing, the Acquiring Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Acquiring Fund’s portfolio securities and the reflection of such change in the Acquiring Fund’s NAV, as further described in the “Excessive Trading” section of this Proxy Statement/Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the Acquiring Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Acquiring Fund may dilute the NAV of the Acquiring Fund, which negatively impacts long-term shareholders. The Acquiring Fund’s fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by the Acquiring Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

For each class of shares (except Class D Shares), all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Acquiring Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Acquiring Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

For Class D Shares, all requests, including but not limited to, exchanges between the Acquiring Fund and other Janus funds, purchases by check or automated investment, redemptions by wire transfer, ACH transfer, or check, must be received in good order by the Acquiring Fund or its agents prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Time) in order to receive that day’s NAV. Transaction requests submitted in writing and mailed to Janus’ P.O. Box, once delivered, are considered received for processing the following business day. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.

CHOOSING A SHARE CLASS

Class A Shares, Class C Shares, Class I Shares, Class N Shares, and Class D Shares are offered by this Proxy Statement/Prospectus. The Acquiring Fund also offers Class S Shares and Class T Shares; however, these classes of shares are not offered by this Proxy Statement/Prospectus. The Acquiring Fund offers multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of shares and whether or not you are eligible to purchase these shares, please call 1-877-335-2687 (or 1-800-525-3713 if related to Class D Shares).

Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:

•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.

You should also consult your financial intermediary or financial advisor about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of shares:

Class A Shares
Initial sales charge on purchases • reduction of initial sales charge for purchases of $50,000 or more • initial sales charge waived for purchases of $1 million or more	Up to 5.75%(1)
Deferred sales charge (CDSC)	None except on certain redemptions of shares purchased without an initial sales charge(1)
Shareholder services (administrative) fees	Pays shareholder servicing fees, administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
Rule 12b-1 fee	0.25% annual distribution/service fee
Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on shares redeemed within 12 months of purchase(1)
Shareholder services (administrative) fees	Pays shareholder servicing fees, administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
Rule 12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
Class D Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Shareholder services (administrative) fees	0.12%
Minimum initial investment	$2,500
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement fund account • without an automatic investment program • with an automatic investment program of $50 per month	$1,000 $ 500
To add to any existing type of Acquiring Fund account without an automatic investment program	$ 100
Maximum purchase	None
Minimum aggregate account balance	None
Rule 12b-1 fee	None
Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Shareholder services (administrative) fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
Rule 12b-1 fee	0.25% annual distribution/service fee

Class I Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Shareholder services (administrative) fees	Pays shareholder servicing fees, administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services
Minimum initial investment • institutional investors (investing directly with Janus) • through an intermediary institution	$1,000,000 $2,500
Maximum purchase	None
Minimum aggregate account balance	None
Rule 12b-1 fee	None
Class N Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Shareholder services (administrative) fees	Pays out-of-pocket costs to Janus Services
Minimum initial investment	None
Maximum purchase	None
Minimum aggregate account balance	None
Rule 12b-1 fee	None
Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Shareholder services (administrative) fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
Rule 12b-1 fee	None
(1)	May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

Distribution and Shareholder Servicing Plans

Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class S Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), the Acquiring Fund pays Janus Distributors, the Janus Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets of each, at the following annual rates:

Class	Rule 12b-1 Fee for the Acquiring Fund
Class A Shares	0.25%
Class C Shares	1.00	%(1)
Class S Shares	0.25%
(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of each Plan, the Janus Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Acquiring Fund.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary Rule 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Financial intermediaries may from time to time be required to meet certain criteria in order to receive Rule 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Because Rule 12b-1 fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Shareholder Servicing (Administrative) Fees

Class A Shares, Class C Shares, and Class I Shares

Certain, but not all, intermediaries may charge fees for shareholder (administrative) services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided by intermediaries on behalf of shareholders of the Acquiring Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services pays these shareholder servicing fees to intermediaries on behalf of the Acquiring Fund. Janus Services is then reimbursed by the Acquiring Fund for such payments. Because the form and amount charged varies by intermediary, the amount of the shareholder servicing fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Acquiring Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the shares may increase. The Janus Trustees have set limits on fees that the Acquiring Fund may incur with respect to shareholder servicing fees paid for omnibus or networked accounts. Such limits are subject to change by the Janus Trustees in the future. Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Class S Shares and Class T Shares

Janus Services receives a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Acquiring Fund for providing, or arranging for the provision by intermediaries of, shareholder services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided on behalf of shareholders of the Acquiring Fund. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Acquiring Fund. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Acquiring Fund.

Class D Shares

The Acquiring Fund pays an annual shareholder servicing fee of 0.12% of net assets of Class D Shares. These shareholder servicing fees are paid by Class D Shares of the Acquiring Fund for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS OR ITS AFFILIATES

From their own assets, Janus or its affiliates may pay selected brokerage firms or other financial intermediaries that sell certain classes of shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor other share classes of the Janus funds. Janus and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus’ marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to Class A Shares, Class C Shares, and for certain financial intermediaries with advisory platforms, Class I Shares, and only for the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Acquiring Fund’s SAI, which is incorporated by reference herein.

In addition, for all share classes (except Class N Shares and Class D Shares), Janus, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, sub-accounting, transaction processing, and other non-distribution related shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

Janus Adviser or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Acquiring Fund. Janus Adviser or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Adviser to request that Janus Adviser make contributions to certain charitable organizations. In these cases, Janus Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. However, as described elsewhere in this Proxy Statement/Prospectus, your financial adviser and/or his or her firm may also receive Rule 12b-1 fees and/or shareholder servicing fees in connection with your purchase and retention of Janus funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Acquiring Fund and, if applicable, when considering which share class of the Acquiring Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

With certain exceptions, shares of the Acquiring Fund are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.

With the exception of Class D Shares and Class I Shares, purchases of shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Acquiring Fund in certain circumstances as described in the “Minimum Investment Requirements” section. Contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with Janus, or refer to your plan documents for information on how to invest in the Acquiring Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, the Acquiring Fund may permit an in-kind purchase of shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of shares. Only certain financial intermediaries are authorized to receive purchase orders on the Acquiring Fund’s behalf. As discussed under “Payments to Financial Intermediaries by Janus or its Affiliates,” Janus and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Acquiring Fund or that provide services in connection with investments in the Acquiring Fund. You should consider such arrangements when evaluating any recommendation of the Acquiring Fund.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds. Under certain limited circumstances, shareholders of other Janus share classes who no longer wish to hold shares through an intermediary may be eligible to purchase Class D Shares. In addition, directors, officers, and employees of JCG and its affiliates, as well as Janus Trustees and officers of the Janus Trust, may purchase Class D Shares. Under certain circumstances, where there has been a change in the form of ownership due to, for example, mandatory retirement distributions, legal proceedings, estate settlements, or the gifting of shares, the recipient of Class D Shares may continue to purchase Class D Shares. Eligible investors can purchase Class D Shares directly through Janus by the following methods:

•	By calling Janus XpressLine™ at 1-888-979-7737, a 24-hour automated phone system;
•	By contacting a Janus representative at 1-800-525-3713 (TDD for the speech and hearing impaired, 1-800-525-0056);
•	By regular mail, Janus, P.O. Box 55932, Boston, MA 02205-5932;
•	By overnight mail, Janus, 30 Dan Road, Suite 55932, Canton, MA 02021-2809; or
•	Online, through janus.com.

The Acquiring Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Acquiring Fund is not intended for excessive trading. For more information about the Acquiring Fund’s policy on excessive trading, refer to “Excessive Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“U.S.A. PATRIOT Act”), your financial intermediary (or Janus, if you hold shares directly with Janus) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary (or Janus, if you hold shares directly with Janus), may temporarily limit additional share purchases. In addition, your financial intermediary (or Janus, if you hold shares directly with Janus) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus representative if you hold shares directly with Janus) if you need additional assistance when completing your application or additional information about the intermediary’s (or Janus’) Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus’ Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

With respect to Class D Shares, the Acquiring Fund has also adopted an identity theft policy (“Red Flag Policy”) to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Acquiring Fund is required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Acquiring Fund accounts and activity with respect to existing accounts.

Minimum Investment Requirements

Class A Shares, Class C Shares, Class S Shares, and Class T Shares

The minimum investment is $2,500 per Acquiring Fund account for non-retirement accounts and $500 per Acquiring Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Acquiring Fund shares.

Class D Shares

The minimum investment is $2,500 per Acquiring Fund account for non-retirement accounts. For certain tax-deferred accounts or UGMA/UTMA accounts, the minimum investment is $1,000 without an automatic investment program, or $500 with an automatic investment program of $50 per month.

Class I Shares

The minimum investment is $1 million for institutional investors investing directly with Janus. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Acquiring Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Acquiring Fund account for non-retirement accounts and $500 per Acquiring Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of JCG and its affiliates, as well as Janus Trustees and officers of the Janus Trust, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

Class N Shares

Investors in a retirement plan through a third party administrator should refer to their plan documents or contact their plan administrator for information regarding account minimums.

Class A Shares, Class C Shares, Class D Shares, Class S Shares, Class I Shares, and Class T Shares

The Acquiring Fund reserves the right to annually request that intermediaries close Acquiring Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold shares directly with the Acquiring Fund, you may receive written notice prior to the closure of your Acquiring Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.

The Acquiring Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Systematic Purchase Plan

You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative if you hold shares directly with Janus) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

Initial Sales Charge

Class A Shares

An initial sales charge may apply to your purchase of Class A Shares of the Acquiring Fund based on the aggregate amount invested during the prior one-year period, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value (“NAV”) of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 and above	None (2)	None
(1)	Offering Price includes the initial sales charge.
(2)	A CDSC of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Distributors may pay financial intermediaries commissions as follows:

•	1.00% on amounts of $1,000,000 but under $4,000,000;
•	0.50% on amounts of $4,000,000 but under $10,000,000;
•	0.25% on amounts of $10,000,000 and above.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in the Acquiring Fund or certain other Janus funds) with your current purchase of Class A Shares of the Acquiring Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

Class A Shares of the Acquiring Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCG and its affiliates; and (iii) Janus Trustees and officers of the Janus Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows for the waiver of the sales charge.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Acquiring Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Acquiring Fund shares, as the Acquiring Fund, its agents, or your financial intermediary may not retain this information.

Right of Accumulation. You may purchase Class A Shares of the Acquiring Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s NAV (net amount invested) of all Class A Shares of the Acquiring Fund and of certain other classes (Class A Shares and Class C Shares of the Janus Trust) of Janus funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Janus Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal stated in your Letter of Intent. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the investment goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•	solely controlled business accounts; and
•	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts, and purchases of the Acquiring Fund’s shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares

Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans or other financial intermediaries will not receive this amount if they receive Rule 12b-1 fees from the time of initial investment of assets in Class C Shares.

EXCHANGES

With certain exceptions, the Acquiring Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.

Contact your financial intermediary, a Janus representative if you hold shares directly with Janus, or consult your plan documents to exchange into other funds in the Janus Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).

•

You may generally exchange shares of the Acquiring Fund for shares of the same class of any other fund in the Janus Trust offered through your financial intermediary or qualified plan, with the exception of the Janus money market funds.

Only accounts held by individual investors will be allowed to exchange to Janus Money Market Fund; all other account types can only exchange to Janus Government Money Market Fund.
•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. The Acquiring Fund’s fees and expenses differ between share classes. Please read the prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.
•	You must meet the minimum investment amount for each fund.
•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Acquiring Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. The Acquiring Fund will work with intermediaries to apply the Acquiring Fund’s exchange limit. However, the Acquiring Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Acquiring Fund’s policy on excessive trading, refer to “Excessive Trading.”
•	The Acquiring Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Waiver of Sales Charges

Class A Shares received through an exchange of Class A Shares of another fund of the Janus Trust will not be subject to any initial sales charge of the Acquiring Fund’s Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Janus Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

With certain exceptions, the Acquiring Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Acquiring Fund.

Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct investors holding Class D Shares or Class I Shares. Please contact your financial intermediary, a Janus representative if you hold shares directly with Janus, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Shares of the Acquiring Fund may be redeemed on any business day on which the Acquiring Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Acquiring Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

The Acquiring Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Acquiring Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

The Acquiring Fund reserves the right to annually request that intermediaries close Acquiring Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold shares directly with the Acquiring Fund, you may receive written notice prior to the closure of your Acquiring Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.

Large Shareholder Redemptions

Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Acquiring Fund’s shares. Redemptions by these large shareholders of their holdings in the Acquiring Fund may cause the Acquiring Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Acquiring Fund’s NAV and liquidity. Similarly, large Acquiring Fund share purchases may adversely affect the Acquiring Fund’s performance to the extent that the Acquiring Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Acquiring Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Acquiring Fund’s expense ratio.

Redemptions In-Kind

Shares normally will be redeemed for cash, although the Acquiring Fund reserves the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Acquiring Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Acquiring Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Acquiring Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If the Acquiring Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Acquiring Fund for cash redemptions.

While the Acquiring Fund may pay redemptions in-kind, the Acquiring Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If the Acquiring Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Acquiring Fund’s NAV and may increase brokerage costs.

Systematic Withdrawal Plan

Class A Shares and Class C Shares

You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the NAV of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

Class D Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares

You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative if you hold shares directly with Janus) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

Contingent Deferred Sales Charge

Class A Shares and Class C Shares

A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

CDSC Waivers

There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Acquiring Fund dividends or distributions;
•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
•	If the Acquiring Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Reinstatement Privilege

After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

Excessive and Short-Term Trading Policies and Procedures

The Janus Trustees have adopted policies and procedures with respect to short-term and excessive trading of Acquiring Fund shares (“excessive trading”). The Acquiring Fund is intended for long-term investment purposes, and the Acquiring Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Acquiring Fund’s exchange limits or excessive trading policies and procedures may be cancelled or rescinded by the Acquiring Fund by the next business day following receipt by the Acquiring Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Acquiring Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Acquiring Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Acquiring Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Acquiring Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

The Janus funds attempt to deter excessive trading through at least the following methods:

•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Acquiring Fund Shares.”

The Acquiring Fund monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Acquiring Fund at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Acquiring Fund. For example, the Acquiring Fund may refuse a purchase order if the investment personnel believe they would be unable to invest the money effectively in accordance with the Acquiring Fund’s investment policies or the Acquiring Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Janus Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days’ notice to shareholders of that fund.

Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Acquiring Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Acquiring Fund. The Acquiring Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Acquiring Fund, and thus the Acquiring Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Acquiring Fund’s excessive trading policies may be cancelled or revoked by the Acquiring Fund by the next business day following receipt by the Acquiring Fund.

In an attempt to detect and deter excessive trading in omnibus accounts, the Acquiring Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Acquiring Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Acquiring Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Generally, the Acquiring Fund’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus funds by a Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.

The Acquiring Fund’s policies and procedures regarding excessive trading may be modified at any time by the Janus Trustees.

Excessive Trading Risks

Excessive trading may present risks to the Acquiring Fund’s long-term shareholders. Excessive trading into and out of the Acquiring Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Acquiring Fund shareholders, and may increase Acquiring Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Investing in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Acquiring Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Acquiring Fund, which negatively impacts long-term shareholders. Although the Acquiring Fund has adopted valuation policies and procedures intended to reduce the Acquiring Fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the Acquiring Fund.

Although the Acquiring Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in the Acquiring Fund’s prospectus and approved by the Janus Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Acquiring Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Acquiring Fund and its agents. This makes the Acquiring Fund’s identification of excessive trading transactions in the Acquiring Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Acquiring Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Acquiring Fund cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Acquiring Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Janus Adviser and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. The Acquiring Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Acquiring Fund shareholders. These reports (i) are available on the SEC’s website at www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Acquiring Fund at janus.com/info (or under the Acquiring Fund’s Holdings & Details tab at janus.com/allfunds if you hold Shares directly).

•	The Acquiring Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

•	Top Holdings. The Acquiring Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. The Acquiring Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors may include the percentage of contribution/detraction to Fund performance.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The Janus Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus’ Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by Janus’ Chief Compliance Officer or his designee. Such exceptions may be made without prior notice to shareholders. A summary of the Acquiring Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Acquiring Fund’s SAI, which is incorporated by reference herein.

CLOSED FUND POLICIES

The Acquiring Fund may limit sales of its shares to new investors. If sales of the Acquiring Fund are limited, it is expected that existing shareholders invested in the Acquiring Fund would be permitted to continue to purchase shares through their existing Acquiring Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.

SHAREHOLDER COMMUNICATIONS

Statements and Reports

Your financial intermediary or plan sponsor (or Janus, if you hold shares directly with Janus) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or Janus, if you hold shares directly with Janus) is responsible for providing annual and semiannual reports, including the financial statements of the Acquiring Fund. These reports show the Acquiring

Fund’s investments and the market value of such investments, as well as other information about the Acquiring Fund and its operations. Please contact your financial intermediary or plan sponsor (or a Janus representative, if you hold shares directly with Janus) to obtain these reports. The Acquiring Fund’s fiscal year ends September 30.

Lost (Unclaimed/Abandoned) Accounts

It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or Janus, if you hold shares directly with Janus) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or Janus) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or Janus) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and after a specified period of time transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

DISTRIBUTIONS

To avoid taxation of the Acquiring Fund, the Code requires the Acquiring Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within the Acquiring Fund.

Distribution Schedule

Income dividends for the Acquiring Fund are normally declared daily (Saturdays, Sundays and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month. Income dividends begin accruing the day after a purchase is processed by the Acquiring Fund or its agent. If shares are redeemed, you will receive all dividends accrued through the day the redemption is processed by the Acquiring Fund or its agent. Distributions of net capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

How Distributions Affect the Acquiring Fund’s NAV

Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Acquiring Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Acquiring Fund’s daily NAV. The share price of the Acquiring Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Acquiring Fund declared a dividend in the amount of $0.25 per share. If the Acquiring Fund’s share price was $10.00 on December 30, the Acquiring Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

“Buying a Dividend”

If you purchase shares of the Acquiring Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Acquiring Fund would pay you $0.25 per share as a dividend and your shares would then be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for U.S. federal income tax purposes, even though you may not have participated in the increase in NAV of the Acquiring Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the Acquiring Fund without any sales charge. To receive distributions in cash, contact your financial intermediary or a Janus representative if you hold shares directly with Janus at 1-800-333-1181 (or 1-800-525-3713 if you hold Shares directly). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

As with any investment, you should consider the tax consequences of investing in the Acquiring Fund. The following is a brief and general discussion of certain U.S. federal income tax consequences of investing in the Acquiring Fund. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities or to non-U.S. investors, nor is it a complete analysis of the U.S. federal income tax implications of investing in the Acquiring Fund. You should consult your tax adviser regarding the effect that an investment in the Acquiring Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions

Distributions by the Acquiring Fund are subject to U.S. federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Acquiring Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Properly reported distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Properly reported distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Acquiring Fund shares. In certain states, a portion of the distributions (depending on the sources of the Acquiring Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on “net investment income.” Net investment income includes dividends paid by the Acquiring Fund and capital gains from any sale or exchange of Acquiring Fund shares. The Acquiring Fund’s investment company taxable income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Acquiring Fund at the record date of such payments. Although the Acquiring Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Acquiring Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for U.S. federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

Distributions made by the Acquiring Fund with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to U.S. federal income tax at ordinary income rates and, if made before age 59  1⁄2, a 10% penalty tax may be imposed. The U.S. federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.

Taxes on Sales or Exchanges

Any time you sell or exchange shares of the Acquiring Fund in a taxable account (including in a redemption), it is considered a taxable event. For U.S. federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.

The Acquiring Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), the Acquiring Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Acquiring Fund. FATCA withholding will generally apply to payments of dividends, and, after December 31, 2018, payments of gross proceeds from sales of Acquiring Fund shares and distributions of net capital gains. Shareholders should consult their individual tax advisers regarding the possible implications of this legislation.

For shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, your intermediary (or Janus, if you hold shares directly with Janus) will report cost basis information to you and to the IRS. Your intermediary (or the Janus) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold shares directly with Janus in which case the Acquiring Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.

Taxation of the Acquiring Fund

Dividends, interest, and some capital gains received by the Acquiring Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Acquiring Fund is eligible, it may from year to year make the election permitted under Section 853 of the Code to pass through such taxes to shareholders as a foreign tax credit. If the Acquiring Fund makes such election, foreign taxes paid by the Acquiring Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Acquiring Fund.

Certain Acquiring Fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Acquiring Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

The Acquiring Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Code, including the distribution each year of all or substantially all of its investment company taxable income and net capital gains. It is important that the Acquiring Fund meets these requirements so that any earnings on your investment will not be subject to U.S. federal income taxes twice. If the Acquiring Fund invests in partnerships, it may be subject to state tax liabilities.

APPENDIX D

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Proxy Statement/Prospectus.

EQUITY AND DEBT SECURITIES

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the fund’s NAV.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.

Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the fund bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Mortgage dollar rolls are transactions in which a fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a fund pledges a mortgage-related security to a dealer to obtain cash.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a fund must pay if these investments are profitable, the fund may make various elections permitted by the tax laws. These elections could require that a fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Inflation-linked swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A fund may purchase or write such options individually or in combination.

Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

Cash sweep program is an arrangement in which a fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a fund’s total assets in an industry or group of industries.

Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a fund to leveraged market exposure to commodities. In addition, a fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

Net long is a term used to describe when a fund’s assets committed to long positions exceed those committed to short positions.

Repurchase agreements involve the purchase of a security by a fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a fund to another party (generally a bank or dealer) in return for cash and an agreement by the fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which a fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a fund owns, or the fund has the right to obtain the amount of the security sold short at a specified date in the future. A fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the fund loses the opportunity to participate in the gain. For short sales, the fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a fund will realize a short-term capital gain. Although a fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

APPENDIX E

COMPARISON OF STATE LAWS

Comparison of Delaware and Massachusetts State Laws

The laws governing Massachusetts business trusts and Delaware statutory trusts have similar effect, but they differ in certain respects. Both the Massachusetts Business Trust Law (the “MA Statute”) and the Delaware Statutory Trust Act (the “DE Statute”) permit a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. However, the MA Statute is silent on many of the salient features of a Massachusetts business trust (a “MA Trust”) whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts (a “DE Trust”). The DE Statute provides that the shareholders and trustees of a DE Trust are not liable for obligations of the trust. Under the MA Statute, shareholders and trustees are potentially liable for trust obligations. The DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments. For example, trustees may have the power to amend the DE Trust’s trust instrument, merge or consolidate a fund with another entity and to change the DE Trust’s domicile, in each case without a shareholder vote.

The following is a discussion of only certain material differences between the DE Statute and MA Statute, as applicable, and is not a complete description of those documents or law. Further information about each Fund’s current trust structure is contained in such Fund’s organizational documents and in relevant state law.

	Delaware Statutory Trust	Massachusetts Business Trust
Governing Documents/ Governing Body	A DE Trust is formed by the filing of a certificate of trust with the Delaware Secretary of State. A DE Trust is an unincorporated association organized under the DE Statute whose operations are governed by its governing document (which may consist of one or more documents). Its business and affairs are managed by or under the direction of one or more trustees. As described in this chart, DE Trusts are granted a significant amount of organizational and operational flexibility. Delaware law makes it easy to obtain needed shareholder approvals, and also permits the management of a DE Trust to take various actions without being required to make state filings or obtain shareholder approval.	A MA Trust is created by the trustees’ execution of a written declaration of trust. A MA Trust is required to file the declaration of trust with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business. A MA Trust is a voluntary association with transferable shares of beneficial interests, organized under the MA Statute. A MA Trust is considered to be a hybrid, having characteristics of both corporations and common law trusts. A MA Trust’s operations are governed by a trust document and bylaws. The business and affairs of a MA Trust are managed by or under the direction of a board of trustees. MA Trusts are also granted a significant amount of organizational and operational flexibility. The MA Statute is silent on most of the salient features of MA Trusts, thereby allowing trustees to freely structure the MA Trust. The MA Statute does not specify what information must be contained in the declaration of trust, nor does it require a registered officer or agent for service of process.

	Delaware Statutory Trust	Massachusetts Business Trust
Ownership Shares of Interest	Under both the DE Statute and the MA Statute, the ownership interests in a DE Trust and MA Trust, as applicable, are denominated as “beneficial interests” and are held by “beneficial owners.”
Series and Classes	Under the DE Statute, the governing document may provide for classes, groups or series of shares, having such relative rights, powers and duties as shareholders set forth in the governing document. Such classes, groups or series may be described in a DE Trust’s governing document or in resolutions adopted by its trustees.	The MA Statute is silent as to any requirements for the creation of such series or classes. As a matter of practice, MA Trusts routinely create such series and classes.
Shareholder Voting Rights	Under the DE Statute, the governing document may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing document may contain any provision relating to the exercise of voting rights. No state filing is necessary and, unless required by the governing document, shareholder approval is not needed.	There is no provision in the MA Statute addressing voting by the shareholders of a MA Trust.
Quorum	Under the DE Statute, the governing document may set forth any provision relating to quorum requirements at meetings of shareholders.	There is no provision in the MA Statute addressing quorum requirements at meetings of shareholders of a MA Trust.
Shareholder Meetings	Neither the DE Statute nor the MA Statute mandates an annual shareholders’ meeting.
Organization at Meetings	Neither the DE Statute nor the MA Statute contain provisions relating to the organization of shareholder meetings.
Record Dates	Under the DE Statute, the governing document may provide for record dates.	There is no record date provision in the MA Statute.
Qualification and Election of Trustees	Under the DE Statute, the governing documents may set forth the manner in which trustees are elected and qualified.	The MA Statute does not contain provisions relating to the election and qualification of trustees of a MA Trust.
Removal of Trustees	Under the DE Statute, the governing documents of a DE Trust may contain any provision relating to the removal of trustees; provided, however, that there shall at all times be at least one trustee of a DE Trust.	The MA Statute does not contain provisions relating to the removal of trustees of a MA Trust.
Restriction on Transfer	Neither the DE Statute nor the MA Statute contain provisions relating to the ability of a DE Trust or MA Trust, as applicable, to restrict transfers of beneficial interests.
Preemptive Rights and Redemption of Shares	Under each of the DE Statute and the MA Statute, a governing document may contain any provision relating to the rights, duties and obligations of the shareholders.

	Delaware Statutory Trust	Massachusetts Business Trust
Liquidation Upon Dissolution or Termination Event	Under the DE Statute, a DE Trust that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing document.	The MA Statute has no provisions pertaining to the liquidation of a MA Trust.
Shareholder Liability	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust, shareholders of a DE Trust are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.	The MA Statute does not include an express provision relating to the limitation of liability of the shareholders of a MA Trust. The shareholders of a MA Trust could potentially be held personally liable for the obligations of the trust, notwithstanding an express provision in the governing document stating that the shareholders are not personally liable in connection with trust property or the acts, obligations or affairs of the MA Trust.
Trustee/Director Liability

Subject to the provisions in the governing document, the DE Statute provides that a trustee or any other person managing the DE Trust, when acting in such capacity, will not be personally liable to any person other than the DE Trust or a shareholder of the DE Trust for any act, omission or obligation of the DE Trust or any trustee.

The DE Statute provides that trustees of a statutory trust that is registered as an investment company under the 1940 Act shall have the same fiduciary duties as directors of private corporations for profit organized under the General Corporation Law of the State of Delaware, unless otherwise provided in the governing document of the statutory trust.

To the extent that at law or in equity a trustee has duties (including fiduciary duties) and liabilities to the DE Trust and its shareholders, such duties and liabilities may be expanded or restricted by the governing document.

The MA Statute does not include an express provision limiting the liability of the trustee of a MA Trust. The trustees of a MA Trust could potentially be held personally liable for the obligations of the trust.

	Delaware Statutory Trust	Massachusetts Business Trust
Indemnification	Subject to such standards and restrictions as may be contained in the governing document of a DE Trust, the DE Statute authorizes a DE Trust to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.	The MA Statute is silent as to the indemnification of trustees, officers and shareholders.
Insurance	Neither the DE Statute nor the MA Statute contain provisions regarding insurance.
Shareholder Right of Inspection	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder’s interest as a shareholder, to obtain from the DE Trust certain information regarding the governance and affairs of the DE Trust, including a current list of the name and last known address of each beneficial owner and trustee. In addition, the DE Statute permits the trustees of a DE Trust to keep confidential from shareholders for such period of time as deemed reasonable any information that the trustees in good faith believe would not be in the best interest of the DE Trust to disclose or that could damage the DE Trust or that the DE Trust is required by law or by agreement with a third party to keep confidential.	There is no provision in the MA Statute relating to shareholder inspection rights.
Derivative Actions	Under the DE Statute, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing document from a person who was a shareholder at the time of the transaction. A shareholder’s right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing document	There is no provision under the MA Statute regarding derivative actions.

	Delaware Statutory Trust	Massachusetts Business Trust
Arbitration of Claims	The DE Statute provides flexibility as to providing for arbitration pursuant to the governing documents of a DE Trust.	There is no provision under the MA Statute regarding arbitration.
Amendments to Governing Documents	The DE Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a DE Trust. Amendments to the declaration that do not change the information in the DE Trust’s certificate of trust are not required to be filed with the Delaware Secretary of State.	The MA Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a MA Trust. The MA Statute provides that the trustees shall, within thirty days after the adoption of any amendment to the declaration of trust, file a copy with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED DECEMBER 30, 2016

STATEMENT OF ADDITIONAL INFORMATION

                , 2017

Relating to the acquisition of the assets of

HENDERSON GLOBAL TECHNOLOGY FUND, a series of Henderson Global Funds by and in exchange for shares of beneficial interest of

JANUS GLOBAL TECHNOLOGY FUND, a series of Janus Investment Fund

JANUS GLOBAL TECHNOLOGY FUND

151 Detroit Street

Denver, Colorado 80206-4805

1-800-525-3713 (if you hold Shares directly)

1-800-525-0020 (if you hold shares through a plan

sponsor, broker-dealer, or other intermediary)

HENDERSON GLOBAL TECHNOLOGY FUND 737 North Michigan Avenue, Suite 1700 Chicago, Illinois 60611 1-866-3HENDERSON (1-866-343-6337)

This Statement of Additional Information (the “SAI”) expands upon and supplements the information contained in the Proxy Statement/Prospectus dated             , 2017. The Proxy Statement/Prospectus is being furnished to shareholders of Henderson Global Technology Fund (the “Target Fund”) in connection with the reorganization of the Target Fund with and into Janus Global Technology Fund (the “Acquiring Fund”), pursuant to which all of the assets and liabilities of the Target Fund would be transferred to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the “Merger”).

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. A copy of the Proxy Statement/Prospectus may be obtained without charge by contacting Henderson Global Funds at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611 or by telephoning Henderson toll-free at 1-866-343-6337.

This SAI consists of: (i) this cover page; (ii) Pro Forma Financial Statements relating to the Merger; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:

1.	The SAI for the Target Fund, dated November 30, 2016 (File No. 811-10399 and 333-62270).

2.	The SAI for the Acquiring Fund, dated January 28, 2016 (File Nos. 811-01879 and 002-34393).

3.	The Financial Statements of the Target Fund included in the annual report dated July 31, 2016, as filed on September 29, 2016 (File No: 811-10399).

4.	The Financial Statements of the Acquiring Fund included in the annual report dated September 30, 2016, as filed on November 29, 2016 (File No: 811-01879).

As described in the Proxy Statement/Prospectus, upon the closing of the Merger, each owner of Class A Shares, Class C Shares and Class I Shares of the Target Fund will become a shareholder of the corresponding class of shares of the Acquiring Fund and Class R6 shareholders of the Target Fund will receive Class N Shares of the Acquiring Fund, which have substantially identical terms as Target Fund Class R6 Shares, except that following the Merger, Target Fund shareholders who currently hold shares directly with the Target Fund will receive Class D Shares of the Acquiring Fund, the share class that the Acquiring Fund currently offers for direct investors. Information about the Acquiring Fund is provided in the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS

Pro Forma Combined Fund

Pro Forma Schedules of Investments (unaudited)

As of September 30, 2016

	Henderson Global Technology Fund Shares	Henderson Global Technology Fund Value	Janus Global Technology Fund Shares	Janus Global Technology Fund Value	Pro Forma Combined Fund Shares	Pro Forma Combined Fund Value	Pro Forma Combined Fund % of Net Assets
Common Stocks
Aerospace & Defense							0.2%
Teledyne Technologies Inc*	-	$-	31,787	$3,430,771	31,787	$3,430,771

Communications Equipment							2.2%
Arista Networks, Inc.#	12,702	1,080,686	-	-	12,702	1,080,686
Cisco Systems, Inc.	254,194	8,063,034	-	-	254,194	8,063,034
CommScope Holding Co Inc*	-	-	569,578	17,149,994	569,578	17,149,994
Nokia Oyj	570,462	3,306,673	-	-	570,462	3,306,673
Palo Alto Networks, Inc.	18,156	2,892,795	-	-	18,156	2,892,795

Diversified Telecommunication Services							0.3%
SBA Communications Corp*	-	-	41,287	4,630,750	41,287	4,630,750

Electronic Equipment, Instruments & Components							7.1%
Amphenol Corp	-	-	714,229	46,367,747	714,229	46,367,747
Belden Inc	-	-	155,767	10,746,365	155,767	10,746,365
CDW Corp.	72,172	3,300,426	-	-	72,172	3,300,426
Dolby Laboratories, Inc., Class A	14,221	772,058	-	-	14,221	772,058
Flex Ltd*	-	-	753,518	10,262,915	753,518	10,262,915
National Instruments Corp	-	-	431,727	12,261,047	431,727	12,261,047
TDK Corp.	23,300	1,539,470	-	-	23,300	1,539,470
TE Connectivity Ltd	-	-	287,793	18,528,113	287,793	18,528,113
Universal Display Corp.	14,675	814,609	-	-	14,675	814,609

Equity Real Estate Investment Trusts (REITs)							3.5%
American Tower Corp	-	-	341,541	38,706,842	341,541	38,706,842
Equinix Inc	-	-	35,907	12,935,497	35,907	12,935,497

Household Durables							1.1%
Sony Corp	-	-	494,900	16,073,633	494,900	16,073,633

Information Technology Services							5.5%
Accenture PLC	-	-	107,786	13,168,216	107,786	13,168,216
Amdocs Ltd	-	-	213,466	12,349,008	213,466	12,349,008
Cognizant Technology Solutions Corp*	54,413	2,596,044	209,958	10,017,096	264,371	12,613,140
EPAM Systems, Inc.	34,413	2,385,165	-	-	34,413	2,385,165
Fidelity National Information Services, Inc.	46,463	3,579,045	-	-	46,463	3,579,045
FleetCor Technologies, Inc.	21,026	3,652,847	-	-	21,026	3,652,847
Gartner Inc*	-	-	136,600	12,082,270	136,600	12,082,270
InterXion Holding NV*	-	-	150,355	5,445,858	150,355	5,445,858
MasterCard, Inc., Class A	62,745	6,385,559	-	-	62,745	6,385,559
Visa, Inc., A Shares	110,289	9,120,900	-	-	110,289	9,120,900
Worldpay Group plc	345,416	1,326,119	-	-	345,416	1,326,119

	Henderson Global Technology Fund Shares	Henderson Global Technology Fund Value	Janus Global Technology Fund Shares	Janus Global Technology Fund Value	Pro Forma Combined Fund Shares	Pro Forma Combined Fund Value	Pro Forma Combined Fund % of Net Assets
Internet & Direct Marketing Retail							6.0%
Amazon.com Inc*	5,456	$4,568,363	17,153	$14,362,378	22,609	$18,930,741
Ctrip.com International Ltd (ADR)*	-	-	349,441	16,273,467	349,441	16,273,467
Etsy Inc*	-	-	508,163	7,256,568	508,163	7,256,568
JD.com Inc (ADR)*,#	-	-	116,551	3,040,816	116,551	3,040,816
MakeMyTrip Ltd*	-	-	188,133	4,439,939	188,133	4,439,939
Netflix Inc*	-	-	100,018	9,856,774	100,018	9,856,774
Priceline Group Inc*	1,487	2,188,106	16,775	24,684,245	18,262	26,872,351
Vipshop Holdings, Ltd. (ADR)	135,112	1,982,093	-	-	135,112	1,982,093

Internet Software & Services							24.2%
Alibaba Group Holding Ltd (ADR)*,#	72,327	7,651,474	287,518	30,416,529	359,845	38,068,003
Alphabet, Inc. Class A	13,890	11,168,393	-	-	13,890	11,168,393
Alphabet Inc - Class C*	13,665	10,621,668	143,871	111,584,990	157,536	122,206,658
Care.com Inc*	-	-	405,808	4,041,848	405,808	4,041,848
ChannelAdvisor Corp*	-	-	405,396	5,241,770	405,396	5,241,770
CoStar Group Inc*	-	-	52,514	11,370,856	52,514	11,370,856
Criteo S.A., (ADR)	51,046	1,792,225	-	-	51,046	1,792,225
eBay, Inc.	107,948	3,551,489	-	-	107,948	3,551,489
Envestnet Inc*	-	-	225,579	8,222,355	225,579	8,222,355
Facebook Inc*	117,236	15,037,862	270,826	34,738,851	388,062	49,776,713
Instructure Inc*	-	-	106,339	2,697,820	106,339	2,697,820
Just Eat plc	216,051	1,500,985	-	-	216,051	1,500,985
Mail.Ru Group Ltd (GDR)*	-	-	136,588	2,395,754	136,588	2,395,754
MercadoLibre Inc	-	-	73,067	13,515,203	73,067	13,515,203
Nutanix, Inc., Class A	6,079	224,923	-	-	6,079	224,923
Okta Inc*,§	-	-	554,772	6,665,863	554,772	6,665,863
Shutterstock Inc*,#	-	-	169,186	10,777,148	169,186	10,777,148
SPS Commerce Inc*	-	-	109,599	8,045,663	109,599	8,045,663
Tencent Holdings Ltd	301,100	8,268,565	1,103,700	30,309,701	1,404,800	38,578,266
Zillow Group Inc - Class A*,#	-	-	231,689	7,981,686	231,689	7,981,686
Zillow Group Inc - Class C*,#	-	-	329,488	11,416,759	329,488	11,416,759

Media							1.2%
Walt Disney Co	-	-	194,194	18,032,855	194,194	18,032,855
Professional Services							1.2%
CEB Inc	-	-	68,309	3,720,791	68,309	3,720,791
IHS Markit Ltd*	-	-	162,786	6,112,614	162,786	6,112,614
Verisk Analytics Inc*	-	-	100,522	8,170,428	100,522	8,170,428

Semiconductor & Semiconductor Equipment							14.1%
Analog Devices Inc	-	-	91,451	5,894,017	91,451	5,894,017
Applied Materials, Inc.	128,063	3,861,099	-	-	128,063	3,861,099
ASM International N.V.	39,284	1,606,761	-	-	39,284	1,606,761
ASML Holding NV	-	-	94,949	10,418,357	94,949	10,418,357
Broadcom, Ltd.	38,965	6,722,242	-	-	38,965	6,722,242
Cavium, Inc.	60,553	3,524,185	-	-	60,553	3,524,185
KLA-Tencor Corp	-	-	51,973	3,623,038	51,973	3,623,038
Lam Research Corp#	-	-	92,021	8,715,309	92,021	8,715,309
Maxim Integrated Products Inc	-	-	164,539	6,570,042	164,539	6,570,042
Microchip Technology Inc#	-	-	531,446	33,024,054	531,446	33,024,054
Micron Technology, Inc.	248,364	4,415,912	-	-	248,364	4,415,912
NXP Semiconductors NV*	58,381	5,955,446	175,843	17,937,744	234,224	23,893,190
ON Semiconductor Corp*	-	-	949,069	11,692,530	949,069	11,692,530
QUALCOMM Inc	65,957	4,518,054	337,368	23,109,708	403,325	27,627,762
Siltronic AG	21,162	559,006	-	-	21,162	559,006

	Henderson Global Technology Fund Shares	Henderson Global Technology Fund Value	Janus Global Technology Fund Shares	Janus Global Technology Fund Value	Pro Forma Combined Fund Shares	Pro Forma Combined Fund Value	Pro Forma Combined Fund % of Net Assets
Taiwan Semiconductor Manufacturing Co Ltd	-	$-	5,791,000	$33,720,168	5,791,000	$33,720,168
Texas Instruments Inc	-	-	115,483	8,104,597	115,483	8,104,597
WONIK IPS Co., Ltd.	42,881	992,841	-	-	42,881	992,841
Xilinx Inc	-	-	259,647	14,109,218	259,647	14,109,218

Software							22.3%
Activision Blizzard Inc	91,949	4,073,341	448,969	19,889,327	540,918	23,962,668
Adobe Systems Inc*	48,006	5,210,571	255,873	27,772,455	303,879	32,983,026
Apptio Inc*,§	-	-	188,929	3,689,783	188,929	3,689,783
Apptio Inc*	-	-	47,055	1,021,094	47,055	1,021,094
Aspen Technology Inc*	-	-	91,405	4,276,840	91,405	4,276,840
Atlassian Corp PLC*	-	-	96,894	2,903,913	96,894	2,903,913
Blackbaud Inc	-	-	109,838	7,286,653	109,838	7,286,653
Cadence Design Systems Inc*	-	-	999,625	25,520,426	999,625	25,520,426
Check Point Software Technologies, Ltd.#	33,653	2,611,809	-	-	33,653	2,611,809
Constellation Software Inc/Canada	-	-	36,385	16,404,038	36,385	16,404,038
Electronic Arts, Inc.	47,854	4,086,732	-	-	47,854	4,086,732
Globant SA*	-	-	62,637	2,638,270	62,637	2,638,270
Guidewire Software Inc*	-	-	83,582	5,013,248	83,582	5,013,248
Lyft Inc*,§	-	-	96,726	2,591,183	96,726	2,591,183
Microsoft Corp	116,298	6,698,765	1,089,811	62,773,114	1,206,109	69,471,879
Nexon Co Ltd	-	-	206,400	3,206,233	206,400	3,206,233
Nice Ltd (ADR)	-	-	117,114	7,839,611	117,114	7,839,611
Nintendo Co Ltd	-	-	35,460	9,304,796	35,460	9,304,796
PROS Holdings Inc*	-	-	349,997	7,913,432	349,997	7,913,432
Red Hat, Inc.	42,482	3,433,820	-	-	42,482	3,433,820
salesforce.com Inc*	47,950	3,420,274	310,975	22,181,847	358,925	25,602,121
ServiceNow Inc*,#	42,162	3,337,122	96,364	7,627,211	138,526	10,964,333
SS&C Technologies Holdings Inc	-	-	362,817	11,664,567	362,817	11,664,567
Tyler Technologies Inc*	-	-	51,301	8,784,270	51,301	8,784,270
Ultimate Software Group Inc*	-	-	49,048	10,024,921	49,048	10,024,921
Workday Inc*	-	-	199,567	18,298,298	199,567	18,298,298
Zendesk Inc*	-	-	337,894	10,376,725	337,894	10,376,725

Technology Hardware, Storage & Peripherals							7.6%
Apple Inc†	136,104	15,386,557	440,808	49,833,344	576,912	65,219,901
HP, Inc.	201,919	3,135,802	-	-	201,919	3,135,802
Samsung Electronics Co Ltd	6,698	9,718,440	24,382	35,381,798	31,080	45,100,238

Wireless Telecommunication Services							0.6%
SoftBank Group Corp	-	-	138,000	8,876,970	138,000	8,876,970
Total Common Stocks (cost $143,631,545, cost $879,351,880, combined cost $1,022,983,425)		212,640,355		1,229,542,942		1,442,183,297	97.1%
Preferred Stocks

Electronic Equipment, Instruments & Components							0.2%
Belden Inc, 6.7500%	-	-	27,400	2,751,782	27,400	2,751,782

Technology Hardware, Storage & Peripherals							0.0%
Samsung Electronics Co Ltd	459	537,622	-	-	459	537,622
Total Preferred Stocks (cost $474,826, cost $2,740,000, combined cost $3,214,826)		537,622		2,751,782		3,289,404	0.2%

	Henderson Global Technology Fund Shares	Henderson Global Technology Fund Value	Janus Global Technology Fund Shares	Janus Global Technology Fund Value	Pro Forma Combined Fund Shares	Pro Forma Combined Fund Value	Pro Forma Combined Fund % of Net Assets
Investment Companies

Investment Purchased with Cash Collateral From Securities Lending							2.7%
Janus Cash Collateral Fund LLC, 0.3951%¥,£	-	$-	35,956,678	$35,956,678	35,956,678	$35,956,678
State Street Navigator Securities Lending Prime Portfolio	3,746,835	3,746,835	-	-	3,746,835	3,746,835

Money Markets							2.2%
Fidelity Investments Money Market Treasury Portfolio	6,197,016	6,197,016	-	-	6,197,016	6,197,016
Janus Cash Liquidity Fund LLC, 0.3767%¥,£	-	-	26,129,589	26,129,589	26,129,589	26,129,589
Total Investment Companies (cost $9,943,851, cost $62,086,267, combined cost $72,030,118)		9,943,851		62,086,267		72,030,118	4.9%
Total Investments (total cost $144,106,371, total cost $944,178,147, total combined cost $1,088,284,518)		223,121,828		1,294,380,991		1,517,502,819	102.2%
Securities Sold Short

Common Stocks Sold Short
Communications Equipment							-0.2%
Arista Networks Inc*	-	-	16,041	(1,364,768)	16,041	(1,364,768)
Palo Alto Networks Inc*	-	-	8,339	(1,328,653)	8,339	(1,328,653)

Household Durables							-0.1%
Nikon Corp	-	-	113,200	(1,622,954)	113,200	(1,622,954)

Internet Software & Services							-0.2%
NetEase Inc (ADR)	-	-	8,026	(1,932,500)	8,026	(1,932,500)
Talend SA (ADR)*	-	-	38,669	(1,011,581)	38,669	(1,011,581)

Semiconductor & Semiconductor Equipment							-0.1%
Synaptics Inc*	-	-	17,618	(1,032,062)	17,618	(1,032,062)
Total Securities Sold Short (proceeds $0, proceeds $8,041,559, combined proceeds $8,041,559)		-		(8,292,518)		(8,292,518)	-0.6%

Liabilities, net of Cash, Receivables and Other Assets		(4,618,883)		(19,056,717)		(23,625,600)	-1.6%

Pro Forma Adjustment

Net Assets		$218,502,945		$1,267,031,756		$1,485,584,701	100.0%

Pro Forma Combined Fund

Summary of Investments by Country - (Long Positions) (unaudited)

Country	Henderson Global Technology Fund Value	Henderson Global Technology Fund % of Investment Securities	Janus Global Technology Fund Value	Janus Global Technology Fund % of Investment Securities	Pro Forma Combined Fund Value	Pro Forma Combined Fund % of Investment Securities
United States	$167,050,057	74.8%	$1,031,240,782	79.7%	$1,198,290,839	79.0%
China	17,902,132	8.0%	80,040,513	6.2%	97,942,645	6.5%
South Korea	11,248,903	5.0%	35,381,798	2.7%	46,630,701	3.1%
Netherlands	7,562,207	3.4%	33,801,959	2.6%	41,364,166	2.7%
Japan	1,539,470	0.7%	37,461,632	2.9%	39,001,102	2.6%
Taiwan	-	0.0%	33,720,168	2.6%	33,720,168	2.2%
Canada	-	0.0%	16,404,038	1.3%	16,404,038	1.1%
Israel	2,611,809	1.2%	7,839,611	0.6%	10,451,420	0.7%
United Kingdom	2,827,104	1.3%	6,112,614	0.5%	8,939,718	0.6%
Singapore	6,722,242	3.0%	-	0.0%	6,722,242	0.4%
India	-	0.0%	4,439,939	0.3%	4,439,939	0.3%
Finland	3,306,673	1.5%	-	0.0%	3,306,673	0.2%
Australia	-	0.0%	2,903,913	0.2%	2,903,913	0.2%
Argentina	-	0.0%	2,638,270	0.2%	2,638,270	0.2%
Russia	-	0.0%	2,395,754	0.2%	2,395,754	0.1%
France	1,792,225	0.8%	-	0.0%	1,792,225	0.1%
Germany	559,006	0.3%	-	0.0%	559,006	0.0%
Total	$223,121,828	100.0%	$1,294,380,991	100.0%	$1,517,502,819	100.0%

Pro Forma Combined Fund

Summary of Investments by Country - (Short Positions) (unaudited)

Country	Henderson Global Technology Fund Value	Henderson Global Technology Fund % of Investment Securities	Janus Global Technology Fund Value	Janus Global Technology Fund % of Investment Securities	Pro Forma Combined Fund Value	Pro Forma Combined Fund % of Investment Securities
United States	$-	0.0%	$(3,725,483)	44.9%	$(3,725,483)	44.9%
China	-	0.0%	(1,932,500)	23.3%	$(1,932,500)	23.3%
Japan	-	0.0%	(1,622,954)	19.6%	$(1,622,954)	19.6%
France	-	0.0%	(1,011,581)	12.2%	$(1,011,581)	12.2%
Total	$-	0.0%	$(8,292,518)	100.0%	$(8,292,518)	100.0%

Pro Forma Combined Fund(a)

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Japanese Yen	11/10/16	134,505,000	$1,328,897	$(3,117)
Citibank NA:
Japanese Yen	10/13/16	57,000,000	562,433	3,560
Japanese Yen	10/13/16	485,534,000	4,790,885	(41,242)
			5,353,318	(37,682)
HSBC Securities (USA), Inc:
British Pound	10/13/16	1,147,000	1,486,695	26,849
Japanese Yen	10/13/16	195,200,000	1,926,087	(21,117)
			3,412,782	5,732
JPMorgan Chase & Co.:
Japanese Yen	11/10/16	1,050,781,000	10,381,622	(13,521)
RBC Capital Markets Corp.:
Japanese Yen	10/27/16	798,600,000	7,885,383	51,275
Total			$28,362,002	$2,687

(a)	Henderson Global Technology did not hold any Foreign Currency Contracts as of September 30, 2016.

Pro Forma Combined Fund(b)

Schedule of OTC Written Options

Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Put Options:
JPMorgan Chase & Co.	Netflix Inc	124	$85.00	10/16	$21,328	$10,394	$(10,934)
JPMorgan Chase & Co.	Netflix Inc	124	90.00	10/16	37,448	14,616	(22,832)
Morgan Stanley & Co.	Workday Inc	154	82.50	12/16	38,808	4,312	(34,496)
Total		402			$97,584	29,322	(68,262)

(b)	Henderson Global Technology did not hold any OTC Written Options as of September 30, 2016.

Notes to Pro Forma Schedules of Investments (unaudited)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2016, is $47,594,050.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

#	Loaned security; a portion of the security is on loan at September 30, 2016.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended September 30, 2016. Unless otherwise indicated, all information in the table is for the year ended September 30, 2016.

	Share Balance at 9/30/15	Purchases	Sales	Share Balance at 9/30/16	Realized Gain/(Loss)	Dividend Income	Value at 9/30/16
Pro Forma Combined Fund
Janus Cash Collateral Fund LLC	52,489,955	419,603,376	(436,136,653)	35,956,678	$-	$1,207,154(1)	$35,956,678
Janus Cash Liquidity Fund LLC	4,533,000	248,366,945	(226,770,356)	26,129,589	-	57,637	26,129,589
Total					$-	$1,264,791	$62,086,267
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§	Schedule of Restricted and Illiquid Securities (as of September 30, 2016)

Pro Forma Combined Fund	Acquisition Date	Cost	Value	Value as a % of Net Assets
Apptio Inc	5/2/13	$4,287,668	$3,689,783	0.2%
Lyft Inc	12/17/15	2,591,183	2,591,183	0.2
Okta Inc	5/23/14	4,387,063	6,665,863	0.4
Total		$11,265,914	$12,946,829	0.8%

The Fund has registration rights for certain restricted securities held as of September 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2016. See Notes to Pro Forma Financial Statements for more information.

Valuation Inputs Summary

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Henderson Global Technology Fund
Assets
Investments in Securities:
Common Stock	$212,640,355	$-	$-

Preferred Stock	537,622	-	-

Investment Companies	9,943,851	-	-
Total Assets	$223,121,828	$-	$-
Janus Global Technology Fund
Assets
Investments in Securities:
Common Stock
Internet Software & Services	$292,756,933	$-	$6,665,863
Software	292,721,289	3,689,783	2,591,183
All Other	631,117,891	-	-

Preferred Stock	-	2,751,782	-

Investment Companies	-	62,086,267	-
Total Investments in Securities	$1,216,596,113	$68,527,832	$9,257,046

Other Financial Instruments(a):
Forward Currency Contracts	-	$81,684	$-
Total Assets	$1,216,596,113	$68,609,516	$9,257,046

Liabilities
Investments in Securities Sold Short:
Common Stocks	$8,292,518	$-	$-

Other Financial Instruments(a):
Forward Currency Contracts	$-	$78,997	$-
Options Written, at Value	-	68,262	-
Total Liabilities	$8,292,518	$147,259	$-
Pro Forma Combined Fund
Assets
Investments in Securities:
Common Stock
Internet Software & Services	$352,574,517	$-	$6,665,863
Software	325,593,723	3,689,783	2,591,183
All Other	751,068,228	-	-

Preferred Stock	537,622	2,751,782	-
Pro Forma Adjustment	(537,622)	537,622

Investment Companies	9,943,851	62,086,267	-
Total Investments in Securities	$1,439,180,319	$69,065,454	$9,257,046

Other Financial Instruments(a):
Forward Currency Contracts	$-	$81,684	$-
Total Assets	$1,429,236,468	$79,090,989	$9,257,046

Liabilities
Investments in Securities Sold Short:
Common Stocks	$8,292,518	$-	$-

Other Financial Instruments
Forward Currency Contracts	$-	$78,997	$-
Options Written, at Value	-	68,262	-
Total Liabilities	$8,292,518	$147,259	$-

(a) Other financial instruments include forward currency, futures, written options, written swaptions and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Funds at that date. Written options, written swaption and other swap contracts are reported at their market value at measurement date.

Pro Forma Statements of Assets and Liabilities
As of September 30, 2016 (unaudited)	Henderson Global Technology Fund	Janus Global Technology Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Assets:
Investments, at cost	$144,106,371	$944,178,148	$-	$1,088,284,519
Unaffiliated investments, at value(1)	223,121,828	1,232,294,725	-	1,455,416,553
Affiliated investments, at value	-	62,086,267	-	62,086,267
Cash(2)	-	5,891	50,000	55,891
Cash denominated in foreign currency(3)	1,181	-	-	1,181
Deposits with brokers for short sales	-	8,041,559	-	8,041,559
Forward Currency Contracts	-	81,684	-	81,684
Closed foreign currency contracts	-	3,529	-	3,529
Non-interested Trustees’ deferred compensation	-	22,177	-	22,177
Receivables:
Fund shares sold	167,862	1,689,434	-	1,857,296
Dividends	40,995	500,901	-	541,896
Investments sold	-	32,782,479	-	32,782,479
Dividends from affiliates	-	14,473	-	14,473
Foreign tax reclaims	-	4,834	-	4,834
Other assets	52,214	4,327	-	56,541
Total Assets	$223,384,080	$1,337,532,280	$50,000	$1,560,966,360
Liabilities:
Collateral for securities loaned (Note 3)	3,746,835	35,956,678	-	39,703,513
Short sales, at value(4)	-	8,292,518	-	8,292,518
Forward currency contracts	-	78,997	-	78,997
Options written, at value(5)	-	68,262	-	68,262
Closed foreign currency contracts	-	200,478	-	200,478
Payables:
Investments purchased	343,780	24,354,739	-	24,698,519
Fund shares repurchased	464,181	471,139	-	935,320
Advisory fees	161,853	694,398	-	856,251
Transfer agent fees and expenses	-	226,331	-	226,331
Professional fees	-	22,757	-	22,757
12b-1 Distribution and shareholder servicing fees	68,236	9,068	-	77,304
Non-interested Trustees’ deferred compensation fees	-	22,177	-	22,177
Fund administration fees	-	10,307	-	10,307
Non-interested Trustees’ fees and expenses	-	7,200	-	7,200
Custodian fees	-	2,724	-	2,724
Accrued expenses and other payables	96,250	82,751	-	179,001
Total Liabilities	4,881,135	70,500,524	-	75,381,659
Net Assets	$218,502,945	$1,267,031,756	$50,000	$1,485,584,701
Net Assets Consist of:
Capital (par value and paid-in surplus)	$130,587,237	$861,545,742	$50,000	$992,182,979
Undistributed net investment income/(loss)	(861,276)	(1,952,251)	-	(2,813,527)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	9,761,640	57,451,245	-	67,212,885
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	79,015,344	349,987,020	-	429,002,364
Total Net Assets	$218,502,945	$1,267,031,756	$50,000	$1,485,584,701
Net Assets - Class A Shares	$83,220,553	$12,831,902	$(298,547)	$95,753,908
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,306,121	532,225	133,199	3,971,545
Net Asset Value Per Share(6)(7)(8)	$25.17	$24.11	$-	$24.11
Maximum Offering Price Per Share(9)	$26.71	$25.58	$-	$25.58
Net Assets - Class C Shares	$62,766,113	$5,991,809	$(423,410)	$68,334,512
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,887,328	264,773	(132,458)	3,019,643
Net Asset Value Per Share(6)(7)(8)	$21.74	$22.63	$-	$22.63
Net Assets - Class D Shares	$-	$805,753,757	$1,076,214	$806,829,971
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	-	32,887,822	43,927	32,931,749
Net Asset Value Per Share(7)	$-	$24.50	$-	$24.50
Net Assets - Class I Shares	$72,183,731	$41,814,133	$(21,709)	$113,976,155
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,798,490	1,696,007	128,975	4,623,472
Net Asset Value Per Share(6)(7)	$25.79	$24.65	$-	$24.65
Net Assets - Class R6 Shares (Henderson Global Technology Fund)/Class N Shares (Pro Forma Combined Fund)	$332,548	$-	$(282,548)	50,000
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,890	$-	(10,842)	2,048
Net Asset Value Per Share(2)(6)(7)	$25.80	$-	$-	$24.41
Net Assets - Class S Shares	$-	$5,934,853	$-	$5,934,853
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	-	248,647	-	248,647
Net Asset Value Per Share	$-	$23.87	$-	$23.87
Net Assets - Class T Shares	$-	$394,705,302	$-	$394,705,302
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	-	16,169,365	-	16,169,365
Net Asset Value Per Share	$-	$24.41	$-	$24.41

(1)	Includes $11,853,748, $35,147,450, and $47,001,198 of securities on loan for Henderson Global Technology Fund, Janus Global Technology Fund and Pro Forma Combined Fund, respectively. See Note 3 in Pro Forma Notes to Financial Statements.

(2)	Janus Global Technology Fund - Class N Shares will be seeded with $50,000.

(3)	Includes cost of $1,181, $0, and $1,181 for Henderson Global Technology Fund, Janus Global Technology Fund and Pro Forma Combined Fund, respectively.

(4)	Proceeds of $0, $8,041,560, and $8,041,560 for Henderson Global Technology Fund, Janus Global Technology Fund and Pro Forma Combined Fund, respectively.

(5)	Premiums received of $0, $97,584, and $97,584 for Henderson Global Technology Fund, Janus Global Technology Fund and Pro Forma Combined Fund, respectively.

(6)	Henderson Global Technology Fund - Class A Shares will be exchanged for Janus Global Technology Fund - Class A Shares. Henderson Global Technology Fund - Class C Shares will be exchanged for Janus Global Technology Fund - Class C Shares. Henderson Global Technology Fund - Class I Shares will be exchanged for Janus Global Technology Fund - Class I Shares. Henderson Global Technology Fund - Class R6 Shares will be exchanged for Janus Global Technology Fund - Class N Shares.

(7)	Henderson Global Technology direct shareholders will be exchanged for Janus Global Technology Fund - Class D Shares.

(8)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(9)	Maximum offering price is computed at 100/94.25 of net asset value.

Pro Forma Statements of Operations
For the year ended September 30, 2016 (unaudited)	Henderson Global Technology Fund	Janus Global Technology Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Investment Income:
Dividends	$2,356,396	$9,124,317	$-	$11,480,713
Affiliated securities lending income, net	30,741	1,207,154	-	1,237,895
Dividends from affiliates	-	57,637	-	57,637
Interest proceeds from short sales	-	607	-	607
Other income	-	382	-	382
Foreign tax withheld	(66,682)	(646,571)	-	(713,253)
Total Investment Income	2,320,455	9,743,526	-	12,063,981
Expenses:
Advisory fees	2,088,211	7,119,293	(569,192)	8,638,312
12b-1 Distribution and shareholder servicing fees:
Class A Shares	216,843	27,903	-	244,746
Class B (Liquidated 11/4/15)	4,622	-	(4,622)	-
Class C Shares	660,641	49,082	-	709,723
Class S Shares	-	10,854	-	10,854
Transfer agent administrative fees and expenses:
Class D Shares	-	865,404	-	865,404
Class S Shares	-	10,881	-	10,881
Class T Shares	-	854,626	-	854,626
Transfer agent networking and omnibus fees:
Class A Shares	61,908	12,743	-	74,651
Class B (Liquidated 11/4/15)	862	-	(862)	-
Class C Shares	61,652	5,901	-	67,553
Class I Shares	65,861	25,025	-	90,886
Other transfer agent fees and expenses:
Class A Shares	13,677	1,765	-	15,442
Class B (Liquidated 11/4/15)	89	-	(89)	-
Class C Shares	10,039	728	-	10,767
Class D Shares	-	242,266	-	242,266
Class I Shares	9,829	1,569	-	11,398
Class R6/N Shares	409	-	(409)	-
Class S Shares	-	131	-	131
Class T Shares	-	6,440	-	6,440
Fund administration fees	79,268	99,745	-	179,013
Registration fees	61,925	110,603	(86,264)	86,264
Professional fees	46,703	74,503	(38,662)	82,544
Shareholder reports expense	37,125	265,350	-	302,475
Custodian fees	27,820	29,749	-	57,569
Non-interested Trustees’ fees and expenses	7,896	29,243	-	37,139
Short sale fees and expenses	-	47,243	-	47,243
Short sales dividends expense	-	35,602	-	35,602
Other expenses	5,906	120,202	-	126,108
Total Expenses	3,461,286	10,046,851	(700,100)	12,808,037
Less: Excess Expense Reimbursement	-	(33,091)	-	(33,091)
Net Expenses	3,461,286	10,013,760	(700,100)	12,774,946
Net Investment Income/(Loss)	(1,140,831)	(270,234)	700,100	(710,965)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	12,791,212	58,057,023	-	70,848,235
Short sales	-	278,059	-	278,059
Written options contracts	-	433,962	-	433,962
Total Net Realized Gain/(Loss) on Investments	12,791,212	58,769,044	-	71,560,256
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	22,232,529	193,498,259	-	215,730,788
Short sales	-	(4,129)	-	(4,129)
Written options contracts	-	(95,489)	-	(95,489)
Total Change in Unrealized Net Appreciation/Depreciation	22,232,529	193,398,641	-	215,631,170
Net Increase/(Decrease) in Net Assets Resulting from Operations	$33,882,910	$251,897,451	$700,100	$286,480,461

Notes to Pro Forma Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Henderson Global Technology Fund (“Henderson Fund”) is a series fund and part of Henderson Global Funds (“Henderson Trust”). Henderson Trust is organized as a Delaware statutory trust and has an unlimited number of authorized shares that are divided among thirteen series. Janus Global Technology Fund (“Janus Fund”) is a series fund and part of Janus Investment Fund (“Janus Trust”). Janus Trust is organized as a Massachusetts business trust and currently offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Henderson Trust and Janus Trust are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore have applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. Henderson Fund and Janus Fund (collectively, the “Funds”) are classified as diversified, as defined in the 1940 Act.

As of November 4, 2015, outstanding Class B shares of Henderson Fund were terminated. All outstanding Class B shares as of that date were converted into Class A Henderson Fund shares.

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed merger of Henderson Fund with and into Janus Fund (the “Merger”). Henderson Fund investors will receive a number of full and fractional shares of Janus Fund approximately equivalent in dollar value to their shares held in Henderson Fund. Specifically, all or substantially all of the assets of Henderson Fund will be transferred to Janus Fund solely in exchange for shares of Janus Fund with a value approximately equal to the value of Henderson Fund’s assets net of liabilities, and the assumption by Janus Fund of all liabilities of Henderson Fund. Immediately following the transfer, the shares of Henderson Fund received by Janus Fund will be distributed pro rata to Janus Fund shareholders and Henderson Fund will subsequently be liquidated. Janus Fund is intended to be deemed the performance, legal, and accounting survivor for the merger.

The reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. The unaudited pro forma combined financial statements are presented for informational purposes and may not be representative of what the actual combined financial statements would have been had the reorganization occurred at October 1, 2015. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of the Funds at September 30, 2016 as if the reorganization had occurred on that date. The unaudited pro forma statements of operations reflect the results of operations of the Funds for the twelve month period ended September 30, 2016 as if the reorganization had occurred on October 1, 2015. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to Janus Fund and the results of operations for pre-combination periods of Janus Fund will not be restated. The accompanying pro forma financial statements should be read in conjunction with the financial statements included in their annual reports dated July 31, 2016 and September 30, 2016 for Henderson Fund and Janus Fund, respectively.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation – Henderson Fund

Securities, securities sold short and financial derivative instruments traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter (“OTC”) market are valued at the mean between the last bid and asked price.

Debt securities, including short-term investments and/or those with an original or remaining maturity of 60 days or less, are valued at the market value provided by independent pricing services approved by the Board of Trustees of the Henderson Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked price, or if no ask is available, then the last bid price obtained from one or more broker-dealers. Such pricing services may use various pricing techniques that take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Investments in investment companies are valued at the reported net asset value, which approximates fair market value.

Forward foreign currency contracts are valued daily at the applicable quoted forward rate.

OTC financial derivatives instruments between the Henderson Fund and their counterparties, including swap contracts and options (including swaptions) and centrally-cleared swap contracts listed or traded on a multi-lateral or trade facility platform, such as a registered exchange, are valued using independent values provided by independent pricing services when available. Otherwise, fair values are estimated on the basis of pricing models that incorporate current market measures for interest rates, currency exchange rates, equity prices and indices, credit spreads, corresponding market volatility levels and other market-based pricing factors.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Henderson Trust. The Trustees of the Henderson Trust, or their designee, may also establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

For equity securities, the Henderson Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value,” that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds.

Investment Valuation – Janus Fund/Pro Forma Combined Fund

Securities held by the Janus Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Janus Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. Janus Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Funds have the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Pro Forma Schedules of Investments.

The Funds did not hold a significant amount of Level 3 securities as of September 30, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year for Henderson Fund. Henderson Fund recognizes transfers between levels at the end of the period.

Janus Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Janus Fund’s financial assets of $85,236,174 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the fiscal year.

Janus Fund’s financial assets of $4,287,668 were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current fiscal year and significant unobservable inputs at the end of the prior fiscal year.

There were immaterial transfers between Level 1 and Level 2 of the fair value hierarchy during the year for the Pro Forma Combined Fund.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Each Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Capital Management LLC (“Janus Capital”) will pay the direct fees and expenses associated with the Merger including preparation of the Proxy Statement/Prospectus, printing and mailing costs, solicitation costs, and legal and auditor fees. However, the Funds will bear any brokerage commissions and similar expenses in connection with any purchases or sales of securities to effect portfolio repositioning in connection with the Merger.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications – Henderson Fund

Under the Henderson Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Henderson Trust. In addition, in the normal course of business the Henderson Trust enters into contracts that provide general indemnifications to other parties. Henderson Trust’s maximum exposure under these arrangements is unknown as future claims may be made against the Trust that have not yet been asserted.

Indemnifications – Janus Fund

In the normal course of business, the Funds may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. A Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against a Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. Janus Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by Janus Fund.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.

It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Funds intend to continue to qualify as a regulated investment company and distribute all of their taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ pro forma financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The tax cost of investments will remain unchanged for the combined fund.

2. Derivative Instruments

A Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. A Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by a Fund during the year ended September 30, 2016 is discussed in further detail below. A summary of derivative activity by the Funds is reflected in the tables at the end of this section.

A Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. A Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. A Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, a Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.
•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.
•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what a Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease.
•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.
•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, a Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if a Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). A Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. A Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Pro Forma Statements of Assets and Liabilities as a receivable or payable and in the Pro Forma Statements of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Pro Forma Statements of Operations (if applicable).

During the year, Janus Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by Janus Fund.

During the year ended September 30, 2016, Janus Fund’s average ending monthly currency value amounts on sold forward currency contracts is $25,075,609. Henderson Fund didn’t hold forward currency contracts during the year.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) “exercises” the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Pro Forma Statements of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Pro Forma Statements of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Pro Forma Statements of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

A Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. A Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market.

A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render a Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. A Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose a Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty.

In writing an option, a Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Pro Forma Statements of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that a Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that a Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that a Fund pays a premium whether or not the options are exercised. Exercise of an option written by a Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, Janus Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the year, Janus Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the year ended September 30, 2016, Janus Fund’s average ending monthly market value amounts on written call and put options are $29,195 and $26,111, respectively. Henderson Fund didn’t hold written options during the year.

Written Option activity for Janus Fund/Pro Forma Combined Fund for the year ended September 30, 2016 is indicated in the table below:

Janus Fund/Pro Forma Combined Fund

Written option activity for the year ended September 30, 2016 is indicated in the table below:

	Number of Contracts	Premiums Received
Options outstanding at September 30, 2015	850	$252,450
Options written	2,403	339,191
Options closed	(1,441)	(168,787)
Options expired	(1,240)	(314,900)
Options exercised	(170)	(10,370)
Options outstanding at September 30, 2016	402	$97,584

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Pro Forma Statements of Assets and Liabilities as of September 30, 2016 for Janus Fund/Pro Forma Combined Fund.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2016 for Janus Fund/Pro Forma Combined Fund

	Currency Contracts	Equity Contracts	Total
Asset Derivatives:
Forward currency contracts	$81,684	$—	$81,684
Liability Derivatives:
Forward currency contracts	$78,997	$—	$78,997
Options written, at value	—	68,262	68,262
Total Liability Derivatives	$78,997	$68,262	$147,259

The following tables provide information about the effect of derivatives and hedging activities on the Pro Forma Statements of Operations for the year ended September 30, 2016 for Janus Fund/Pro Forma Combined Fund.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Pro Forma Statements of Operations for the year ended September 30, 2016 for Janus Fund/Pro Forma Combined Fund

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts	Total
Investments and foreign currency transactions	$(234,338	)(a)	$—	$(234,338)
Written options contracts	—		433,962	433,962
Total	$(234,338)		$433,962	$199,624

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts	Total
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	$(174,580	)(a)	$—	$(174,580)
Written options contracts	—		(95,489)	(95,489)
Total	$(174,580)		$(95,489)	$(270,069)
(a)	Amounts relate to forward currency contracts.

Please see the Pro Forma Statements of Operations for the “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on a Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

A Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, a Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Funds present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Pro Forma Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds have entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, a Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, a Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Pro Forma Statements of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of September 30, 2016” table located in Note 2 of these Pro Forma Notes to Financial Statements and/or the Pro Forma Schedules of Investments.

Henderson Global Technology Fund

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
State Street Bank and Trust Company	$11,853,748	$—	$(11,853,748)	$—

Janus Global Technology Fund

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Citibank NA	$3,560	$(3,560)	$—	$—
Deutsche Bank AG	35,147,450	—	(35,147,450)	—
HSBC Securities (USA), Inc.	26,849	(21,117)	—	5,732
RBC Capital Markets Corp.	51,275	—	—	51,275
Total	$35,229,134	$(24,677)	$(35,147,450)	$57,007

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Bank of America	$3,117	$—	$—	$3,117
Citibank NA	41,242	(3,560)	—	37,682
Goldman Sachs International	8,292,518	—	(8,292,518)	—
HSBC Securities (USA), Inc.	21,117	(21,117)	—	—
JPMorgan Chase & Co.	47,287	—	—	47,287
Morgan Stanley & Co.	34,496	—	—	34,496
Total	$8,439,777	$(24,677)	$(8,292,518)	$122,582

Pro Forma Combined Fund

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Citibank NA	$3,560	$(3,560)	$—	$—
Deutsche Bank AG	47,001,198	—	(47,001,198)	—
HSBC Securities (USA), Inc.	26,849	(21,117)	—	5,732
RBC Capital Markets Corp.	51,275	—	—	51,275
Total	$47,082,882	$(24,677)	$(47,001,198)	$57,007

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Bank of America	$3,117	$—	$—	$3,117
Citibank NA	41,242	(3,560)	—	37,682
Goldman Sachs International	8,292,518	—	(8,292,518)	—
HSBC Securities (USA), Inc.	21,117	(21,117)	—	—
JPMorgan Chase & Co.	47,287	—	—	47,287
Morgan Stanley & Co.	34,496	—	—	34,496
Total	$8,439,777	$(24,677)	$(8,292,518)	$122,582
(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Pro Forma Statements of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Henderson Fund is enrolled in a securities lending program whereby the Henderson Fund may loan securities with a value of up to 331/3% of Henderson Fund’s total assets. The maturity associated with these securities is considered continuous. Securities loans are made to banks and broker-dealers via State Street Bank and Trust Company (“SSB”) as lending agent pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. Henderson Fund receives cash or short-term US government obligations as collateral against the loaned securities in an amount at least equal to 102% (for loans of US securities) or 105% (for loans of non-US securities) of the fair value of the loaned securities at the inception of each loan, and which is subsequently adjusted each day based on market value movements. Accordingly, the value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security on a given day due to market fluctuations of securities values and as a result may appear to be over or under-collateralized. The required collateral to be received or returned is adjusted on the following business day. Under the securities lending arrangement, the collateral received is recorded by Henderson Fund along with a related obligation to return the collateral. To the extent non-cash collateral is received in the form of short-term US government obligations, brokers pay Henderson Fund negotiated lenders’ fees which are divided between Henderson Fund and SSB and are recorded as security lending income. Cash collateral received is invested in the State Street Navigator Securities Lending Prime Portfolio, a 1940 Act-registered open-end mutual fund used exclusively for SSB securities lending clients, which management of Henderson Fund has determined presents minimal credit risk. Securities on loan and investment of cash collateral in the State Street Navigator Securities Lending Prime Portfolio are reflected in Henderson Fund’s Pro Forma Schedules of Investments, as applicable.

Deutsche Bank AG acts as Janus Fund’s securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Goldman Sachs International is Janus Fund’s broker and/or custodian for short sales. Short sales held by Janus Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Pro Forma Schedules of Investments.

A Fund does not exchange collateral on its forward currency contracts with its counterparties; however, a Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than a Fund’s commitment with respect to these contracts. Such segregated assets, if with a Fund’s custodian, are denoted on the accompanying Pro Forma Schedules of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of a Fund’s corresponding forward currency contracts.

A Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. A Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

A Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending – Henderson Fund

Henderson Fund is enrolled in a securities lending program whereby the Henderson Fund may loan securities with a value of up to 331/3% of Henderson Fund’s total assets. The maturity associated with these securities is considered continuous. Securities loans are made to banks and broker-dealers via State Street Bank and Trust Company (“SSB”) as lending agent pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. Henderson Fund receives cash or short-term US government obligations as collateral against the loaned securities in an amount at least equal to 102% (for loans of US securities) or 105% (for loans of non-US securities) of the fair value of the loaned securities at the inception of each loan, and which is subsequently adjusted each day based on market value movements. Accordingly, the value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security on a given day due to market fluctuations of securities values and as a result may appear to be over or under-collateralized. The required collateral to be received or returned is adjusted on the following business day. Under the securities lending arrangement, the collateral received is recorded by Henderson Fund along with a related obligation to return the collateral. To the extent non-cash collateral is received in the form of short-term US government obligations, brokers pay Henderson Fund negotiated lenders’ fees which are divided between Henderson Fund and SSB and are recorded as security lending income. Cash collateral received is invested in the State Street Navigator Securities Lending Prime Portfolio, a 1940 Act-registered open-end mutual fund used exclusively for SSB securities lending clients, which management of Henderson

Fund has determined presents minimal credit risk. Securities on loan and investment of cash collateral in the State Street Navigator Securities Lending Prime Portfolio are reflected in Henderson Fund’s Pro Forma Schedules of Investments, as applicable.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. Consequently, loans are made only to borrowers which are deemed to be creditworthy by SSB and approved by management of Henderson Fund. Further, Henderson Fund has protection under the agreement with SSB in the event of borrower default. The borrower pays Henderson Fund an amount equal to any dividends or interest received on securities lent, and Henderson Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Henderson Fund may call such loans in order to, among other reasons, sell the securities involved.

As of September 30, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $11,853,748 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2016 are $3,746,835, resulting in the net cash amount due to the counterparty of $3,746,835. Securities received as collateral have a market value of $8,297,008.

Securities Lending – Janus Fund

Under procedures adopted by the Trustees, Janus Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Janus Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If Janus Fund is unable to recover a security on loan, Janus Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to Janus Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to Janus Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both Janus Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which Janus Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Pro Forma Schedules of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Pro Forma Statements of Operations. As of September 30, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $35,147,450 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2016 are $35,956,678, resulting in the net amount due to the counterparty of $809,228.

Short Sales

A Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that a Fund owns or selling short a security that a Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. A Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. A Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

A Fund may also engage in other short sales. A Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which a Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance a Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by a Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Pro Forma Schedules of Investments. A Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. A Fund pays stock loan fees, disclosed on the Pro Forma Statements of Operations, on assets borrowed from the security broker.

A Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose a Fund to similar risks. To the extent that a Fund enters into short derivative positions, a Fund may be exposed to risks similar to those associated with short sales, including the risk that a Fund’s losses are theoretically unlimited.

4. Investment Advisory Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. (“HGINA”) acts as the Henderson Fund’s investment adviser (“Henderson Adviser”). HGINA is an indirect wholly-owned subsidiary of Henderson Group plc. HGINA supervises the investments of Henderson Fund and earns a management fee for such services. HGINA earns a fee for its services based on Henderson Fund’s average daily net assets as set forth below.

Average Daily Net Assets of the Henderson Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.90%
Over $1 Billion	0.80%

Pursuant to a separate contractual Expense Limitation Agreement, HGINA has agreed to waive or limit its management fee and, if necessary, to reimburse expenses of Henderson Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets as follows:

	Class A	Class C	Class I	Class R6
Henderson Fund	2.00%	2.75%	1.75%	1.75%

These agreements will remain in effect through July 31, 2020, unless otherwise extended or amended.

Janus Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. Janus Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Pro Forma Combined Fund’s assumed contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Pursuant to the provisions of the 1940 Act and related rules, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Janus Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Janus Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2016 can be found in a table located in the Pro Forma Notes to Schedules of Investments and Other Information.

5. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Janus Fund that would have been issued at September 30, 2016, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Henderson Fund, as of September 30, 2016 divided by the net asset value per share of the shares of Janus Fund as of September 30, 2016. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at September 30, 2016:

Class of Shares	Shares of Janus Fund Pre- Combination	Additional Shares Assumed Issued in Reorganization[1]	Total Outstanding Shares Post- Combination
Class A Shares	532,225	3,439,320	3,971,545
Class C Shares	264,773	2,754,870	3,019,643
Class D Shares	32,887,822	43,927	32,931,749
Class I Shares	1,696,007	2,927,465	4,623,472
Class N Shares	—	2,048	2,048
Class S Shares	248,647	—	248,647
Class T Shares	16,169,365	—	16,169,365

[1]	As soon as practicable after the closing of the reorganization, Class A, C, I and N Acquiring Fund Shares received by shareholders who were direct shareholders of a Target Fund, will be automatically exchanged for Class D Shares of the Acquiring Fund having an equal aggregate net asset value to the shares so exchanged. The number of shares to be issued will be determined by the relative net asset value of each class of shares of a Target Fund and the corresponding class of shares of the Acquiring Fund.

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VOTE IN PERSON Attend Shareholder Meeting 737 North Michigan Avenue, Suite 1700 Chicago, Illinois 60611 On [ ], 2017

Please detach at perforation before mailing.

PROXY	HENDERSON GLOBAL FUNDS	PROXY
HENDERSON GLOBAL TECHNOLOGY FUND
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ], 2017

This Proxy is solicited on behalf of the Board of Trustees of Henderson Global Funds. The undersigned, revoking any previous proxies, hereby appoint(s) [                                         ], or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote the shares of Henderson Global Technology Fund (the “Fund”), a series of the Henderson Global Funds, which the undersigned is entitled to vote at a Special Meeting of Shareholders (the “Meeting”) of the Fund to be held at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611 on [                    ] at [                    ], Central Time and at any adjournments or postponements of such Meeting. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournments or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

HGF_28509_122016

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS

for the Special Meeting of Shareholders on [                    ].

The Proxy Statement and Proxy Card for this meeting is available at:

https://www.proxy-direct.com/xxx-28509

Please detach at perforation before mailing.

  TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:     ☒

A	Proposals – The Board of Trustees Recommends a Vote for the Proposal.

	FOR	AGAINST	ABSTAIN
1.

Approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets of Henderson Global Technology Fund to Janus Global Technology Fund , a series of Janus Investment Fund , in exchange for shares of beneficial interest of Janus Global Technology Fund and the assumption by Janus Global Technology Fund of all the liabilities of Henderson Global Technology Fund.

	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /
3519999900109999999999

⬛ 35199999001099	HGF 28509	M 40000001 +

PART C - OTHER INFORMATION

ITEM 15.            Indemnification

Article VI of Janus Investment Fund’s (the “Trust”) Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither “interested persons” (as defined under the Investment Company Act of 1940, as amended, i.e., “Non-interested Trustees”) of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of Non-interested Trustees, or independent legal counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.

Additionally, each Non-interested Trustee has entered into an Indemnification Agreement with the Trust, which agreement provides that the Trust shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer, employee or authorized agent of the Trust to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The Indemnification Agreement cannot be altered without the consent of the Non-interested Trustee and the Trust. In addition, the Indemnification Agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient, and certain. In accordance with Section 17(h) of the 1940 Act, the Indemnification Agreement does not protect a Non-interested Trustee against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ITEM 16.            Exhibits

Exhibit 1
(a)

Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A, filed on April 17, 2003 (File No. 2-34393).

(b)

Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110 to the Registrant’s Registration Statement on Form N-1A, filed on December 23, 2003 (File No. 2-34393).

(c)

Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

(d)

Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

(e)

Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(ss) to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A, filed on December 19, 2006 (File No. 2-34393).

Exhibit 2
(a)

Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed on December 10, 2004 (File No. 2-34393).

(b)

First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A, filed on October 14, 2005 (File No. 2-34393).

(c)

Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A, filed on October 14, 2005 (File No. 2-34393).

Exhibit 3
(a) Form of Specimen Stock Certificate for Janus Global Technology Fund is incorporated herein by reference to Exhibit 3(s) to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A, filed on September 10, 1998 (File No. 2-34393).
Exhibit 4
(a)

Form of Agreement and Plan of Reorganization by and between Janus Investment Fund, on behalf of Janus Global Technology Fund, and Henderson Global Funds, on behalf of Henderson Global Technology Fund, is filed herewith as Exhibit 4(a).

Exhibit 5 (Not Applicable)
Exhibit 6
(a)

Form of Investment Advisory Agreement for Janus Global Technology Fund is incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A, filed on September 10, 1998 (File No. 2-34393).

(b)

Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Technology Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(y) to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A, filed on January 31, 2000 (File No. 2-34393).

(c)

Investment Advisory Agreement for Janus Global Technology Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(aaa) to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed on December 10, 2004 (File No. 2-34393).

(d)

Investment Advisory Agreement for Janus Global Technology Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(hhhh) to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2006 (File No. 2-34393).

(e)

Amendment to Investment Advisory Agreement for Janus Global Technology Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(mmmmm) to Post-Effective Amendment No. 119 on Form N-1A, filed on December 19, 2006 (File No. 2-34393).

Exhibit 7
(a) Distribution Agreement between Janus Investment Fund and Janus Distributors, Inc., dated July 1,

1997, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 1997 (File No. 2-34393).
(b)

Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed on December 13, 2002 (File No. 2-34393).

(c)

Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 14, 2006, is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A, filed on December 19, 2006 (File No. 2-34393).

(d)

Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated January 1, 2008, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2008 (File No. 2-34393).

(e)

Form of Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(f)

Form of Intermediary Services Agreement is incorporated herein by reference to Exhibit (e)(6) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(g)

Form of Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC is incorporated herein by reference to Exhibit (e)(7) to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed on February 16, 2010 (File No. 2-34393).

(h)

Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated May 31, 2012, is incorporated herein by reference to Exhibit (e)(8) to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A, filed on May 31, 2012 (File No. 2-34393).

Exhibit 8 (Not Applicable)
Exhibit 9
(a)

Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(u) to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A, filed on December 18, 2000 (File No. 2-34393).

(b)

Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18 to the Registrant’s Registration Statement on Form N-1A, 2000 (File No. 2-34393).

(c)

Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 96, filed on December 18 to the Registrant’s Registration Statement on Form N-1A, 2000 (File No. 2-34393).

(d)

Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 96, filed on December 18 to the Registrant’s Registration Statement on Form N-1A, 2000 (File No. 2-34393).

(e)

Amendment to Custodian Contract dated January 21, 2005, between Janus Investment Fund, on behalf of its Portfolios, and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(ii) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

(f)

Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(mm) to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A, filed on October 14, 2005 (File No. 2-34393).

Exhibit 10
(a)

Form of Distribution and Shareholder Servicing Plan for Class A Shares is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(b)

Form of Distribution and Shareholder Servicing Plan for Class C Shares is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(c)

Form of Distribution and Shareholder Servicing Plan for Class R Shares is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(d)

Form of Distribution and Shareholder Servicing Plan for Class S Shares is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(e)

Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(6) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(f)

Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(7) to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed on February 16, 2010 (File No. 2-34393).

(g)

Amended Rule 18f-3 Plan, dated March 15, 2012, is incorporated herein by reference to Exhibit (n)(9) to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A, filed on May 31, 2012 (File No. 2-34393).

(h)

Amended Rule 18f-3 Plan, dated June 16, 2016, is incorporated herein by reference to Exhibit (n)(10) to Post-Effective Amendment No. 234 to the Registrant’s Registration Statement on Form N-1A, filed on August 15, 2016 (File No. 2-34393).

Exhibit 11
(a) Form of Opinion and Consent of Counsel to be filed by amendment to this Registration Statement.

Exhibit 12
(a) Form of Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Registrant to be filed by post-effective amendment to this Registration Statement.
Exhibit 13
(a)

Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(u) to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed on December 13, 2002 (File No. 2-34393).

(b)

Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(v) to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed on December 13, 2002 (File No. 2-34393).

(c)

Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(w) to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A, filed on January 3, 2003 (File No. 2-34393).

(d)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uu) to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed on December 10, 2004 (File No. 2-34393).

(e)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(ww) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A, filed on February 24, 2005 (File No. 2-34393).

(f)

Letter Agreement dated February 9, 2005, regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(xx) to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A, filed on October 14, 2005 (File No. 2-34393).

(g)

Form of Letter Agreement regarding Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(kkk) to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2006 (File No. 2-34393).

(h)

Letter Agreement dated April 18, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(lll) to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A, filed on December 19, 2006 (File No. 2-34393).

(i)

Letter Agreement dated November 1, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(sss) to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A, filed on December 19, 2006 (File No. 2-34393).

(j)

Letter Agreement dated December 14, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(ttt) to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A, filed on December 19, 2006 (File No. 2-34393).

(k)

Letter Agreement dated December 20, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uuu) to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007 (File No. 2-34393).

(l)

Letter Agreement dated February 23, 2007 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(xxx) to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007 (File No. 2-34393).

(m)

First Amendment dated December 14, 2007 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(yyy) to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2008 (File No. 2-34393).

(n)

Letter Agreement dated December 21, 2007 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(zzz) to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2008 (File No. 2-34393).

(o)

Letter Agreement dated February 26, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(aaaa) to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2008 (File No. 2-34393).

(p)

Letter Agreement dated August 29, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(bbbb) to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2009 (File No. 2-34393).

(q)

Second Amendment dated October 2, 2008 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(cccc) to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2009 (File No. 2-34393).

(r)

Letter Agreement dated October 2, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(dddd) to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2009 (File No. 2-34393).

(s)

Letter Agreement dated December 29, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(eeee) to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2009 (File No. 2-34393).

(t)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(86) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(u)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(95) to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed on February 16, 2010 (File No. 2-34393).

(v)

Letter Agreement dated July 1, 2010 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(101) to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A, filed on July 30, 2010 (File No. 2-34393).

(w)

Form of Administration Servicing Agreement between State Street Bank and Trust Company and Janus Investment Fund is incorporated herein by reference to Exhibit (h)(130) to Post-Effective Amendment No. 152 to the Registrant’s Registration Statement on Form N-1A, filed on May 13, 2011 (File No. 2-34393).

(x)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(105) to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A, filed on July 30, 2010 (File No. 2-34393).

(y)

Letter Agreement dated August 2, 2010 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(106) to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A, filed on August 25, 2010 (File No. 2-34393).

(z)

Letter Agreement dated September 15, 2010 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(110) to Post-Effective Amendment No. 134 to the Registrant’s Registration Statement on Form N-1A, filed on October 15, 2010 (File No. 2-34393).

(aa)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(115) to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement on Form N-1A, filed on December 27, 2010 (File No. 2-34393).

(bb)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(119) to Post-Effective Amendment No. 146 to the Registrant’s Registration Statement on Form N-1A, filed on April 21, 2011 (File No. 2-34393).

(cc)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(124) to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement on Form N-1A, filed on May 3, 2011 (File No. 2-34393).

(dd)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(129) to Post-Effective Amendment No. 152 to the Registrant’s Registration Statement on Form N-1A, filed on May 13, 2011 (File No. 2-34393).

(ee)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(132) to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement on Form N-1A, filed on July 29, 2011 (File No. 2-34393).

(ff)

Administration Agreement between Janus Investment Fund and Janus Capital Management LLC, dated June 23, 2011, is incorporated herein by reference to Exhibit (h)(134) to Post-Effective Amendment No. 163 to the Registrant’s Registration Statement on Form N-1A, filed on October 28, 2011 (File No. 2-34393).

(gg)

Amendment dated September 28, 2011 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(135) to Post-Effective Amendment No. 163 to the Registrant’s Registration Statement on Form N-1A, filed on October 28, 2011 (File No. 2-34393).

(hh)

Letter Agreement dated September 28, 2011 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(136) to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (File No. 2-34393).

(ii)

Amendment dated December 7, 2011 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(137) to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (File No. 2-34393).

(jj)

Form of Letter Agreement dated December 7, 2011 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(138) to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (File No. 2-34393).

(kk)

Letter Agreement dated December 15, 2011 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(139) to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (File No. 2-34393).

(ll)

Amendment dated December 15, 2011 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(141) to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (File No. 2-34393).

(mm)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(146) to Post-Effective Amendment No. 179 to the Registrant’s Registration Statement on Form N-1A, filed on October 26, 2012 (File No. 2-34393).

(nn)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 10, 2010, is incorporated herein by reference to Exhibit (h)(147) to Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A, filed on November 13, 2012 (File No. 2-34393).

(oo)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(148) to Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A, filed on November 13, 2012 (File No. 2-34393).

(pp)

Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(149) to Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A, filed on November 13, 2012 (File No. 2-34393).

(qq)

Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(153) to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement on Form N-1A, filed on December 28, 2012 (File No. 2-34393).

(rr)

Form of Custody Agreement between HSBC and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(177) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(ss)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(146) to Post-Effective Amendment No. 179 to the Registrant’s Registration Statement on Form N-1A, filed on October 26, 2012 (File No. 2-34393).

(tt)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 10, 2010, is incorporated herein by reference to Exhibit (h)(147) to Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A, filed on November 13, 2012 (File No. 2-34393).

(uu)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(148) to Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A, filed on November 13, 2012 (File No. 2-34393).

(vv)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 15, 2012, is incorporated herein by reference to Exhibit (h)(150) to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement on Form N-1A, filed on December 28, 2012 (File No. 2-34393).

(ww)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(152) to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement on Form N-1A, filed on December 28, 2012 (File No. 2-34393).

(xx)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated February 15, 2013, is incorporated herein by reference to Exhibit (h)(178) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(yy)

Amendment dated February 15, 2013 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(179) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(zz)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 18, 2013, is incorporated herein by reference to Exhibit (h)(180) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(aaa)

Amendment dated March 18, 2013 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(181) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(bbb)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated April 1, 2013, is incorporated herein by reference to Exhibit (h)(183) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(ccc)

Amendment dated April 1, 2013 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(184) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(ddd)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(185) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(eee)

Form of Amendment to Administration Agreement between Janus Capital Management LLC and Janus Investment Fund is incorporated herein by reference to Exhibit (h)(186) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(fff)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(207) to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement on Form N-1A, filed on January 28, 2014 (File No. 2-34393).

(ggg)

Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(208) to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement on Form N-1A, filed on January 28, 2014 (File No. 2-34393).

(hhh)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(210) to Post-Effective Amendment No. 198 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2014 (File No. 2-34393).

(iii)

Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(211) to Post-Effective Amendment No. 198 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2014 (File No. 2-34393).

(jjj)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(213) to Post-Effective Amendment No. 203 to the Registrant’s Registration Statement on Form N-1A, filed on May 23, 2014 (File No. 2-34393).

(kkk)

Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(214) to Post-Effective Amendment No. 203 to the Registrant’s Registration Statement on Form N-1A, filed on May 23, 2014 (File No. 2-34393).

(lll)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 6, 2014, is incorporated herein by reference to Exhibit (h)(215) to Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A, filed on October 28, 2014 (File No. 2-34393).

(mmm)

Amendment dated October 6, 2014 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(216) to Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A, filed on October 28, 2014 (File No. 2-34393).

(nnn)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(218) to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A, filed on December 17, 2014 (File No. 2-34393).

(ooo)

Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(219) to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A, filed on December 17, 2014 (File No. 2-34393).

(ppp)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(221) to Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A, filed on June 23, 2015 (File No. 2-34393).

(qqq)

Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(222) to Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A, filed on June 23, 2015 (File No. 2-34393).

(rrr)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated December 11, 2015, is incorporated herein by reference to Exhibit (h)(223) to Post-Effective Amendment No. 231 to the Registrant’s Registration Statement on Form N-1A, filed on January 28, 2016 (File No. 2-34393).

(sss)

Amendment dated December 11, 2015 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(224) to Post-Effective Amendment No. 231, filed on January 28, 2016 (File No. 2-34393).

(ttt)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated June 16, 2016, is incorporated herein by reference to Exhibit (h)(225) to Post-Effective Amendment No. 234 to the Registrant’s Registration Statement on Form N-1A, filed on August 15, 2016 (File No. 2-34393).

Exhibit 14
(a) Consent of PricewaterhouseCoopers LLP to be filed by amendment to this Registration Statement.
(b) Consent of Ernst & Young LLP to be filed by amendment to this Registration Statement.
Exhibit 15 (Not Applicable)
Exhibit 16
(a) Powers of Attorney, dated [ ], 2017, to be filed by amendment.
Exhibit 17 (Not Applicable)

ITEM 17.            Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 30th day of December, 2016.

JANUS INVESTMENT FUND

By:	/s/ Bruce L. Koepfgen
Bruce L. Koepfgen, President and
Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bruce L. Koepfgen	President and Chief Executive Officer	December 30, 2016
Bruce L. Koepfgen	(Principal Executive Officer)

/s/ Jesper Nergaard	Vice President, Chief Financial	December 30, 2016
Jesper Nergaard	Officer, Treasurer and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

William F. McCalpin*	Chairman and Trustee	December 30, 2016
William F. McCalpin

Alan A. Brown*	Trustee	December 30, 2016
Alan A. Brown

William D. Cvengros*	Trustee	December 30, 2016
William D. Cvengros

Raudline Etienne*	Trustee	December 30, 2016
Raudline Etienne

Gary A. Poliner*	Trustee	December 30, 2016
Gary A. Poliner

James T. Rothe*	Trustee	December 30, 2016
James T. Rothe

William D. Stewart*	Trustee	December 30, 2016
William D. Stewart

Linda S. Wolf*	Trustee	December 30, 2016
Linda S. Wolf

/s/ Michelle Rosenberg
*By:	Michelle Rosenberg
Attorney-in-Fact

INDEX OF EXHIBITS

Exhibit Number	Exhibit Title
Exhibit 4(a)	Form of Agreement and Plan of Reorganization by and between Janus Investment Fund, on behalf of Janus Global Technology Fund, and Henderson Global Funds, on behalf of Henderson Global Technology Fund